UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706

Templeton Income Trust

(Exact name of registrant as specified in charter)

500 East Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394-3091
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  8/31/10__

Item 1. Reports to Stockholders.

TEMPLETON GLOBAL BOND FUND

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST

MUTUAL FUNDS |

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups—Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the annual report

Annual Report

Templeton Global Bond Fund

Your Fund’s Goal and Main Investments: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds.” Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Templeton Global Bond Fund’s annual report for the fiscal year ended August 31, 2010.

Performance Overview

For the 12 months under review, Templeton Global Bond Fund – Class A delivered a +13.57% cumulative total return. The Fund outperformed its benchmark, the Citigroup World Government Bond Index (WGBI), which had cumulative total returns of +6.45% in local currency terms and +4.89% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 10.

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Citigroup WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 21.

Annual Report | 3

Asia Pacific
41.2%
Other Europe
21.5%
Americas
18.9%
Middle East & Africa
11.3%
Supranational*
2.2%
EMU**
1.1%
Other Net Assets
3.8%

*The Fund's supranational investments were denominated in the Mexican peso, Norwegian krone and U.S. dollar.

**The Fund's EMU investment was in Germany.

Economic and Market Overview

During the 12 months under review, the global economy shifted as a relatively fast-paced recovery from crisis-driven trough levels moderated. The recovery's pace across geographic regions and countries also became more uneven, particularly between developed and emerging economies. The recession and subsequent slow recovery in some developed countries revealed large public sector funding gaps, which aggravated sovereign credit fundamentals. Against this backdrop, risk appetite declined from earlier, higher levels as the period progressed, and markets increasingly began to discriminate between stronger and weaker fundamental positions. This market environment was positive not only for higher quality government bonds, but also for certain emerging market sovereign credit and currency markets with stronger economic fundamentals. On the contrary, most European currency and bond markets were negatively affected by the economic environment.

Economic performance in Asia excluding Japan (non-Japan Asia) was stronger than in other regions, even as the annual pace of expansion moderated from earlier in the Fund's fiscal year. In 2010's second quarter, real gross domestic product (GDP) growth registered annual rates of 10.3% in China, 8.9% in Malaysia, 8.8% in India, 7.9% in the Philippines and 7.2% in South Korea.[2] With relatively robust performances over the past year, non-Japan Asian economies were among the first to return to trend growth. In South Korea, strong external trade began to positively affect the domestic economy by supporting a rebound in consumption and investment. As its measures of economic slack narrowed more quickly than elsewhere, the Asian region was also in the forefront of tightening monetary policy. China tightened liquidity conditions to prevent the formation of asset bubbles and to encourage a more sustainable economic growth rate. Elsewhere in the region, Australia raised its policy interest rate 150 basis points (bps; 100 bps equal one percentage point), India, 100 bps, Malaysia, 75 bps, New Zealand, 50 bps, and South Korea, 25 bps.

2. Sources: National Bureau of Statistics (China); Department of Statistics Malay (Malaysia); India Central Statistical Organisation; National Statistical Coordinat (Philippines); Bank of Korea (South Korea).

4 | Annual Report

What is balance of payments?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

What is a "forward currency exchange contract"?

Currency Strategy

First, we emphasized currency exposure in developing markets over developed markets, particularly in regard to G-3 currencies. Most developing economies were not as leveraged as their developed market counterparts, in either the public or private sectors. In addition, such economies did not face politically difficult fiscal consolidation that could weigh on economic recovery. For example, public sector debt among developed economies was 90.1% of GDP in 2009 versus 37.5% among emerging economies.[4] In particular, in our analysis non-Japan Asia's stronger economic fundamentals could contribute to higher economic growth, earlier interest rate tightening, greater capital inflows and stronger balance-of-payment positions. In such an environment, we believe the region could experience a sustained tendency for currency appreciation against the euro, Japanese yen and U.S. dollar. As a result, we

6 | Annual Report

favored non-Japan Asian currencies in the portfolio, which benefited relative performance. Over the 12-month reporting period, the Malaysian ringgit appreciated 12.22% against the U.S. dollar, the Indonesian rupiah, 11.57%, the Australian dollar, 5.58%, and the South Korean won, 4.17%.5

Certain Latin American countries exhibited economic fundamentals similar to those in Asia, such as robust economic growth, relatively low public and private sector leverage, and strong balance-of-payment positions. In Brazil, for example, strong economic growth and rising positive interest rate differentials supported significant capital inflows into the country, which supported currency performance. Brazil’s real GDP growth was 8.8% year-over-year in second quarter 2010 and the central bank increased interest rates 200 bps to 10.75% during the period.6 For the Fund’s fiscal year, the Brazilian real appreciated 6.62% against the U.S. dollar.5

Second, we saw significant divergence in economic fundamentals among developed economies. Many developed countries faced fiscal challenges largely due to multiple years of lax fiscal policy or the cost of containing the recent financial crisis. Investors focused on the eurozone’s deteriorating public finance outlook. However, not all European countries were in the same difficult position. We found several opportunities in non-eurozone Europe, such as in Sweden and Norway, where governments had substantial fiscal surpluses, credible fiscal policy rules and low public debt ratios. For example, Sweden’s public debt was 40.9% of GDP in 2009 and Norway’s was 53.6%, significantly below developed economies’ average.7 These Scandinavian countries started normalizing their interest rate policies, with Sweden raising rates 25 bps and Norway 75 bps. Our significantly overweighted currency exposure in the Swedish krona and Norwegian krone helped relative performance. Versus the euro, the Swedish krona rose 8.78% and the Norwegian krone appreciated 7.71% over the 12-month reporting period.5

There were notable divergences in growth within the eurozone. Although some eurozone economies contracted in 2010’s second quarter, Germany’s GDP growth was 3.7%.8 As a major economic engine for Europe, Germany’s economy supported growth in central and eastern Europe. For example, German imports from Poland rose at a 32% annual pace in June 2010.8 Although its fundamental position remained strong, Poland’s currency was

5. Source: IDC/Exshare. 6. Source: IBGE. 7. Source: IMF’s WEO database. 8. Source: German Federal Statistics Office.

*Holding is a negative percentage because of the Fund’s holdings of forward currency exchange contracts.

Annual Report | 7

at times negatively affected by higher risk aversion stemming from market developments elsewhere in Europe. Overall, the Polish zloty gained 2.29% against the euro during the period.5

Third, while we looked for emerging market and other developed economies to diverge from and surpass those of the G-3, we saw opportunity to position for a meaningful divergence within the G-3. In the U.S., recent signs of labor market stabilization, a better-capitalized banking sector and an aggressive policy response to the recession supported a stronger economic recovery than in the eurozone or Japan. Although we do not anticipate imminent interest rate tightening in the U.S., we believe the U.S. will be the first of the G-3 to return to sustainably stronger growth, albeit at levels still below the pre-crisis trend. This belief underpinned our net-negative yen position, through the use of forward currency exchange contracts, against the U.S. dollar. In addition to our pessimistic outlook for Japanese growth, our net-negative yen exposure represented an implicit hedge against rising U.S. government bond yields given the high correlation between the value of the Japanese yen versus the U.S. dollar, the differential between interest rates in the U.S. and Japan, and our belief that U.S. Treasury yields will rise more than Japanese government bond yields. Although our euro strategy helped relative Fund performance, our yen strategy hindered it as the yen benefited from heightened risk aversion amid the European debt crisis and concerns over slowing global growth. Over the 12-month period, the Japanese yen rose 10.47% and the euro fell 11.44% against the U.S. dollar.5 At the same time, the U.S. dollar rose 2.21% against its major trading partners.5

Global Sovereign Debt Strategy

During the reporting period, the Fund invested in hard currency-denominated sovereign debt. As an asset class, these investments typically compensate for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury yield curves. U.S. dollar-denominated emerging market debt generated a 12-month return of +19.57% as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global.9 Sovereign interest rate yield spreads fell from 389 bps at the beginning of the reporting period to 326 bps by period-end, as emerging market credit yields declined overall and the U.S. Treasury curve shifted downward.10 Exposure to sovereign credits contributed to the Fund’s performance relative to the Citigroup WGBI. Although emerging market sovereign bond yield spreads narrowed from crisis-driven

9. Source: © 2010 Morningstar. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

10. Source: J.P. Morgan.

8 | Annual Report

levels, we continued to find value in the sector. In particular, the global financial crisis and slower economic growth environment created financing needs in some countries with solid credit fundamentals that had not issued bonds in several years.

Thank you for your continued participation in Templeton Global Bond Fund.

We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Portfolio Manager Templeton Global Bond Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 9

Performance Summary as of 8/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

10 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	8/31/10
1-Year	+8.75%
5-Year	+10.30%
10-Year	+11.18%

Class A (9/1/00–8/31/10)

$30,000
$20,000
$10,000
$0
9/00
8/02
8/04
8/06
8/08
8/10
$28,864
$20,360
$12,634
Templeton Global Bond Fund
Citigroup World Government Bond Index[6]
CPI[6]

Average Annual Total Return

Class C	8/31/10
1-Year	+12.01%
5-Year	+10.82%
10-Year	+11.24%

Class C (9/1/00–8/31/10)

$30,000
$20,000
$10,000
$0
$29,008
$20,360
$12,634

12 | Annual Report

Annual Report | 13

Performance Summary (continued)

Endnotes

Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s use of derivatives and foreign currency techniques involves special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Source: © 2010 Morningstar. The Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.92%; C: 1.32%; R: 1.17%; and Advisor: 0.67%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

16 | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cEffective September 1, 2008, the redemption fee was eliminated.

 dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cEffective September 1, 2008, the redemption fee was eliminated. dAmount rounds to less than $0.01 per share. eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. fBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period February 2, 2009 (effective date) to August 31, 2009. bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year. fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cEffective September 1, 2008, the redemption fee was eliminated. dAmount rounds to less than $0.01 per share. eBenefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010

Templeton Global Bond Fund	Principal Amount*	Value
Bonds 77.3%		
Argentina 0.7%		
[a,b] Government of Argentina, senior bond, FRN, 0.677%, 8/03/12	1,134,620,000	$ 258,126,050
Australia 9.4%		
Government of Australia, TB123, 5.75%, 4/15/12	1,209,700,000 AUD	1,102,417,858
New South Wales Treasury Corp.,		
6.00%, 5/01/12	962,015,000 AUD	876,457,239
senior note, 5.50%, 3/01/17	312,478,000 AUD	286,858,368
Queensland Treasury Corp.,		
6.00%, 6/14/11	1,012,250,000 AUD	911,766,356
6.00%, 8/14/13	337,046,000 AUD	312,398,858
6.00%, 9/14/17	66,390,000 AUD	62,648,505
[c] 144A, 7.125%, 9/18/17	25,383,000 NZD	19,642,168
		3,572,189,352
Brazil 4.5%		
Nota Do Tesouro Nacional,		
10.00%, 1/01/12	780,040[d] BRL	437,293,309
10.00%, 1/01/14	78,500[d] BRL	42,820,964
10.00%, 1/01/17	930,930[d] BRL	497,150,164
[e] Index Linked, 6.00%, 5/15/11	21,945[d] BRL	24,235,801
[e] Index Linked, 6.00%, 5/15/13	47,855[d] BRL	52,477,106
[e] Index Linked, 6.00%, 5/15/15	482,735[d] BRL	526,511,260
[e] Index Linked, 6.00%, 5/15/45	131,725[d] BRL	146,896,865
		1,727,385,469
Canada 0.0%[f]		
Province of Manitoba, 6.375%, 9/01/15	12,810,000 NZD	9,592,846
Germany 1.1%		
KfW Bankengruppe, 4.66%, 1/05/12	2,452,000,000 NOK	398,008,982
Hungary 1.4%		
Government of Hungary, senior note,		
3.50%, 7/18/16	11,765,000 EUR	13,776,963
4.375%, 7/04/17	50,450,000 EUR	60,465,073
5.75%, 6/11/18	141,160,000 EUR	180,043,662
6.25%, 1/29/20	248,300,000	253,576,375
3.875%, 2/24/20	36,045,000 EUR	40,441,001
		548,303,074
India 0.6%		
Export-Import Bank of India, N-01, 5.90%, 5/07/13	5,310,000,000 INR	111,280,259
National Bank for Agriculture & Rural Development, 11B, 5.82%, 5/05/13	5,290,000,000 INR	110,410,951
		221,691,210
Indonesia 5.6%		
Government of Indonesia,		
FR13, 15.425%, 9/15/10	23,800,000,000 IDR	2,644,737
FR19, 14.25%, 6/15/13	194,977,000,000 IDR	25,409,325
FR20, 14.275%, 12/15/13	301,008,000,000 IDR	40,048,422
FR23, 11.00%, 12/15/12	8,700,000,000 IDR	1,046,440

Annual Report | 21

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Bond Fund	Principal Amount*	Value
Bonds (continued)		
Indonesia (continued)		
Government of Indonesia, (continued)		
FR25, 10.00%, 10/15/11	12,660,000,000 IDR	$ 1,459,744
FR26, 11.00%, 10/15/14	145,580,000,000 IDR	18,088,548
FR27, 9.50%, 6/15/15	55,210,000,000 IDR	6,555,900
FR28, 10.00%, 7/15/17	104,700,000,000 IDR	12,771,379
FR30, 10.75%, 5/15/16	185,655,000,000 IDR	23,193,823
FR31, 11.00%, 11/15/20	889,507,000,000 IDR	117,046,757
FR32, 15.00%, 7/15/18	1,150,000,000 IDR	177,476
FR34, 12.80%, 6/15/21	1,505,113,000,000 IDR	219,672,145
FR35, 12.90%, 6/15/22	798,372,000,000 IDR	116,857,630
FR36, 11.50%, 9/15/19	401,590,000,000 IDR	53,669,170
FR37, 12.00%, 9/15/26	66,550,000,000 IDR	9,298,366
FR39, 11.75%, 8/15/23	556,845,000,000 IDR	76,534,002
FR40, 11.00%, 9/15/25	710,760,000,000 IDR	93,425,493
FR42, 10.25%, 7/15/27	818,390,000,000 IDR	97,520,662
FR43, 10.25%, 7/15/22	319,455,000,000 IDR	39,950,371
FR44, 10.00%, 9/15/24	197,824,000,000 IDR	24,224,716
FR46, 9.50%, 7/15/23	2,825,220,000,000 IDR	334,798,458
FR47, 10.00%, 2/15/28	1,854,867,000,000 IDR	216,706,708
FR48, 9.00%, 9/15/18	341,640,000,000 IDR	39,821,798
FR49, 9.00%, 9/15/13	369,360,000,000 IDR	42,826,775
FR52, 10.50%, 8/15/30	896,704,000,000 IDR	109,727,606
[c]senior bond, 144A, 8.50%, 10/12/35	81,448,000	119,779,465
[c]senior bond, 144A, 6.625%, 2/17/37	19,920,000	24,352,200
[c]senior bond, 144A, 7.75%, 1/17/38	133,746,000	183,594,249
[c]senior note, 144A, 11.625%, 3/04/19	57,990,000	88,748,833
		2,139,951,198
Iraq 0.2%		
Government of Iraq,		
[c]144A, 5.80%, 1/15/28	21,625,000	18,705,625
[f]Reg S, 5.80%, 1/15/28	61,094,000	52,846,310
		71,551,935
Israel 1.4%		
Government of Israel, 2680, 7.00%, 4/29/11	1,922,260,000 ILS	520,205,075
Lithuania 1.7%		
[c]Government of Lithuania, 144A,		
6.75%, 1/15/15	340,330,000	370,108,875
7.375%, 2/11/20	259,310,000	293,992,712
		664,101,587
Malaysia 4.9%		
Government of Malaysia, senior bond,		
3.756%, 4/28/11	2,613,712,000 MYR	834,412,206
3.833%, 9/28/11	1,466,800,000 MYR	470,003,232
3.718%, 6/15/12	306,680,000 MYR	98,483,516
3.702%, 2/25/13	62,130,000 MYR	19,978,444
3.70%, 5/15/13	23,710,000 MYR	7,625,113

22 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Bond Fund	Principal Amount*	Value
Bonds (continued)		
Malaysia (continued)		
Government of Malaysia, senior bond, (continued)		
0309, 2.711%, 2/14/12	411,040,000 MYR	$ 129,961,583
0509, 3.21%, 5/31/13	1,000,000,000 MYR	317,545,079
		1,878,009,173
Mexico 4.5%		
Government of Mexico,		
M, 9.00%, 6/20/13	14,065,000[g] MXN	116,732,166
M 10, 7.25%, 12/15/16	11,100,000[g] MXN	89,877,987
M 20, 8.00%, 12/07/23	30,785,000[g] MXN	261,351,671
M 20, 10.00%, 12/05/24	12,883,000[g] MXN	127,992,389
M 20, 7.50%, 6/03/27	54,181,000[g] MXN	437,374,157
M 30, 10.00%, 11/20/36	39,583,000[g] MXN	405,837,426
[h]MI10, 9.00%, 12/20/12	15,979,000[g] MXN	131,153,792
senior bond, 5.95%, 3/19/19	130,400,000	150,612,000
		1,720,931,588
Norway 2.4%		
Government of Norway, 6.00%, 5/16/11	5,666,880,000 NOK	921,840,050
Peru 0.2%		
Government of Peru, 7.84%, 8/12/20	184,399,000 PEN	77,387,817
Poland 6.7%		
Government of Poland,		
4.25%, 5/24/11	240,565,000 PLN	76,357,292
4.75%, 4/25/12	3,435,375,000 PLN	1,093,442,075
5.25%, 4/25/13	58,755,000 PLN	18,828,054
5.00%, 10/24/13	44,700,000 PLN	14,207,661
5.75%, 4/25/14	987,775,000 PLN	319,962,358
6.25%, 10/24/15	477,140,000 PLN	158,430,799
5.75%, 9/23/22	495,970,000 PLN	159,894,439
senior note, 6.375%, 7/15/19	297,700,000	351,547,976
[i]Strip, 1/25/12	782,305,000 PLN	233,620,545
[i]Strip, 7/25/12	331,360,000 PLN	96,419,613
[i]Strip, 10/25/12	134,330,000 PLN	38,589,137
		2,561,299,949
Qatar 0.4%		
[c]Government of Qatar, senior note, 144A, 6.55%, 4/09/19	109,850,000	132,534,025
Russia 2.4%		
Government of Russia,		
[c]144A, 7.50%, 3/31/30	619,579,520	733,427,257
[f]senior bond, Reg S, 7.50%, 3/31/30	160,691,800	190,218,918
		923,646,175
South Africa 1.1%		
Government of South Africa,		
5.25%, 5/16/13	31,958,000 EUR	43,472,329
4.50%, 4/05/16	16,945,000 EUR	22,487,732
6.875%, 5/27/19	205,735,000	250,585,230

Annual Report | 23

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Bond Fund	Principal Amount*		Value
Bonds (continued)			
South Africa (continued)			
Government of South Africa, (continued)			
5.50%, 3/09/20	56,380,000		$ 62,694,560
senior note, 6.50%, 6/02/14	7,290,000		8,310,381
senior note, 5.875%, 5/30/22	31,345,000		35,948,797
			423,499,029
South Korea 15.1%			
[a] Export-Import Bank of Korea,			
5.125%, 3/16/15	6,330,000		6,864,252
4.625%, 2/20/17	14,090,000	EUR	19,141,737
senior note, 8.125%, 1/21/14	37,645,000		44,423,810
[c] senior note, 144A, 5.25%, 2/10/14	6,200,000		6,754,534
Government of Korea, senior bond, 5.625%, 11/03/25	13,150,000		15,358,345
Korea Deposit Insurance Corp.,			
07-1, 5.57%, 9/14/12	44,400,000,000	KRW	38,389,177
08-1, 5.28%, 2/15/13	5,957,000,000	KRW	5,133,875
Korea Development Bank, senior note, 8.00%, 1/23/14	127,140,000		149,670,988
Korea Treasury Bond,			
5.75%, 12/10/10	147,250,000,000	KRW	123,831,286
4.75%, 12/10/11	1,748,897,430,000	KRW	1,485,509,979
4.75%, 3/10/12	246,349,000,000	KRW	209,701,384
4.25%, 12/10/12	1,064,131,000,000	KRW	902,791,395
5.25%, 3/10/13	14,911,170,000	KRW	12,891,931
5.00%, 9/10/16	175,000,000,000	KRW	151,752,703
senior bond, 5.50%, 6/10/11	417,351,870,000	KRW	354,549,762
senior bond, 4.00%, 6/10/12	2,369,502,570,000	KRW	1,996,842,371
senior bond, 5.25%, 9/10/15	26,000,000,000	KRW	22,776,122
senior note, 7.125%, 4/16/19	167,120,000		212,939,792
			5,759,323,443
Sri Lanka 1.5%			
Government of Sri Lanka,			
A, 12.00%, 7/15/11	1,445,200,000	LKR	13,210,416
A, 8.50%, 1/15/13	7,820,300,000	LKR	69,362,697
A, 13.50%, 2/01/13	7,593,700,000	LKR	74,387,852
A, 7.00%, 3/01/14	935,200,000	LKR	7,802,483
A, 11.25%, 7/15/14	23,159,500,000	LKR	218,346,020
A, 11.00%, 8/01/15	15,208,000,000	LKR	143,325,588
B, 6.60%, 6/01/14	640,700,000	LKR	5,221,793
B, 11.00%, 9/01/15	3,443,800,000	LKR	32,539,145
			564,195,994
[j] **Supranational 2.2%**			
Corporacion Andina De Fomento, 8.125%, 6/04/19	136,720,000		173,277,014
European Investment Bank, senior note,			
5.375%, 7/16/12	2,452,200,000	NOK	410,645,480
4.50%, 5/15/13	340,210,000	NOK	56,484,285
Inter-American Development Bank, senior note, 7.50%, 12/05/24	2,473,000,000	MXN	201,366,109
			841,772,888

24 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Bond Fund	Principal Amount*		Value
Bonds (continued)			
Sweden 5.8%			
Government of Sweden,			
5.25%, 3/15/11	13,573,315,000	SEK	$ 1,880,419,718
5.50%, 10/08/12	2,187,295,000	SEK	321,775,832
			2,202,195,550
United Arab Emirates 0.4%			
[c] Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19	107,890,000		131,537,546
Venezuela 2.5%			
Government of Venezuela,			
10.75%, 9/19/13	133,587,000		127,041,237
[a,f] Reg S, FRN, 1.513%, 4/20/11	208,198,000		199,870,080
Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11	709,709,000		642,053,134
			968,964,451
Vietnam 0.6%			
[c] Government of Vietnam, 144A, 6.75%, 1/29/20	199,780,000		217,260,750
Total Bonds (Cost $27,468,365,143)			29,455,505,206
Municipal Bonds 2.4%			
United States and U.S. Territories 2.4%			
Alabama State University Revenue, General Tuition and Fee, Assured Guaranty, 5.00%, 9/01/29	1,450,000		1,610,675
Bay Area Toll Authority Toll Bridge Revenue, Build America Bonds, Series S1,			
6.793%, 4/01/30	45,950,000		49,427,496
7.043%, 4/01/50	102,355,000		114,778,850
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	6,900,000		7,121,421
California State GO,			
6.20%, 3/01/19	31,100,000		33,791,705
6.65%, 3/01/22	35,765,000		39,780,694
7.95%, 3/01/36	51,100,000		55,050,030
7.625%, 3/01/40	132,000,000		150,984,240
Refunding, 5.125%, 4/01/33	41,950,000		43,154,804
Refunding, 5.00%, 4/01/38	17,580,000		17,767,051
Various Purpose, 6.00%, 4/01/38	105,350,000		117,042,796
Various Purpose, Refunding, 5.25%, 3/01/30	51,700,000		55,370,700
Various Purpose, Refunding, 5.50%, 3/01/40	43,400,000		46,377,240
Detroit GO, Distribution State Aid, 4.50%, 11/01/23	11,775,000		12,103,405
Illinois Municipal Electricity Agency Power Supply Revenue, Series A, BHAC Insured, 5.00%, 2/01/35	10,260,000		10,805,114
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A, BHAC Insured, 5.25%, 9/01/42	21,980,000		23,489,806
Los Angeles Community College District GO, 2008 Election, Series D, 6.68%, 8/01/36	35,365,000		38,553,508
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/26	10,190,000		11,552,811
North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19	20,600,000		23,803,712
Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/24	4,000,000		4,385,200

Annual Report | 25

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Bond Fund	Principal Amount*		Value
Municipal Bonds (continued)			
United States (continued)			
Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,			
8/01/27	6,485,000		$ 2,664,297
8/01/30	6,485,000		2,105,680
8/01/32	8,105,000		2,266,968
8/01/33	4,290,000		1,112,140
San Mateo County Community College District GO, Election of 2001, Series C, NATL Insured, zero cpn.,			
9/01/30	15,680,000		5,466,832
3/01/31	4,270,000		1,424,173
Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus Health, Refunding, Series A, Assured Guaranty, 6.25%, 7/01/28	13,450,000		15,492,248
Tulare Sewer Revenue, Building America Bonds, Series B, AGMC Insured, 8.75%, 11/15/44	28,685,000		31,674,264
Total Municipal Bonds (Cost $836,803,618)			919,157,860
Total Investments before Short Term Investments (Cost $28,305,168,761)			30,374,663,066
Short Term Investments 16.5%			
Foreign Government and Agency Securities 12.5%			
Egypt 4.8%			
[i]Egypt Treasury Bills,			
2/08/11	2,418,700,000	EGP	405,683,089
[h]10/05/10 - 8/09/11	8,573,525,000	EGP	1,425,972,950
			1,831,656,039
Israel 3.1%			
[i]Israel Treasury Bills,			
4/06/11	2,042,930,000	ILS	529,421,427
10/06/10 - 8/03/11	2,516,841,300	ILS	654,174,152
			1,183,595,579
Malaysia 3.5%			
[i]Bank of Negara Monetary Note, 9/14/10 - 7/28/11	4,125,075,000	MYR	1,293,310,161
[i]Malaysia Treasury Bills, 9/17/10 - 7/01/11	146,840,000	MYR	46,020,333
			1,339,330,494
Norway 1.0%			
[i]Norway Treasury Bills, 9/15/10 - 6/15/11	2,454,050,000	NOK	386,440,212
Sri Lanka 0.1%			
[i]Sri Lanka Treasury Bills, 2/04/11 - 7/08/11	1,120,800,000	LKR	9,272,795
Total Foreign Government and Agency Securities (Cost $4,825,768,595)			4,750,295,119
U.S. Government and Agency Securities (Cost $24,999,931) 0.1%			
United States 0.1%			
[i]FHLB, 9/01/10	25,000,000		24,999,931
Total Investments before Money Market Funds (Cost $33,155,937,287)			35,149,958,116

26 | Annual Report

+Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aThe coupon rate shown represents the rate at period end.
bThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31, 2010, the aggregate value of these securities was $2,340,438,239, representing 6.14% of net assets.
 dPrincipal amount is stated in 1,000 Brazilian Real Units.
eRedemption price at maturity is adjusted for inflation. See Note 1(f).
fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31, 2010, the aggregate value of these securities was $442,935,308, representing 1.16% of net assets.
gPrincipal amount is stated in 100 Mexican Peso Units.
hA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
iThe security is traded on a discount basis with no stated coupon rate.
jA supranational organization is an entity formed by two or more central governments through international treaties.
kNon-income producing.
lSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At August 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Bond Fund

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	HSBC	Sell	6,380,381,000	68,844,613	9/09/10	$ —	$ (7,083,619)
Japanese Yen	HSBC	Buy	6,380,381,000	75,956,917	9/09/10	—	(28,686)
Japanese Yen	HSBC	Sell	6,358,487,000	68,844,597	9/10/10	—	(6,823,916)
Japanese Yen	DBAB	Sell	6,506,245,000	70,877,217	9/10/10	—	(6,549,676)
Japanese Yen	HSBC	Buy	6,358,487,000	75,696,274	9/10/10	—	(27,760)
Japanese Yen	DBAB	Buy	6,506,245,000	76,337,499	9/10/10	1,089,394	—
Euro	HSBC	Buy	72,875,156	92,070,472	9/13/10	315,423	—
Euro	HSBC	Sell	72,875,156	106,233,030	9/13/10	13,847,135	—
Japanese Yen	UBSW	Sell	5,404,624,000	59,064,347	9/13/10	—	(5,254,928)
Japanese Yen	UBSW	Buy	5,404,624,000	64,073,788	9/13/10	245,487	—
Brazilian Real	DBAB	Buy	104,509,000	4,872,972,495 JPY	9/15/10	1,334,816	—
Japanese Yen	UBSW	Sell	6,404,537,000	70,877,226	9/15/10	—	(5,343,466)
Japanese Yen	HSBC	Sell	4,299,980,000	47,251,489	9/15/10	—	(3,922,772)
Japanese Yen	BZWS	Sell	4,252,396,000	47,251,470	9/15/10	—	(3,356,492)
Japanese Yen	HSBC	Buy	4,299,980,000	51,190,238	9/15/10	—	(15,977)
Japanese Yen	BZWS	Buy	4,252,396,000	49,881,478	9/15/10	726,484	—
Japanese Yen	UBSW	Buy	6,404,537,000	75,928,121	9/15/10	292,571	—
Euro	UBSW	Sell	37,255,501	54,389,306	9/15/10	7,159,578	—
Euro	UBSW	Buy	42,927,629	54,389,306	9/15/10	31,120	—
Japanese Yen	HSBC	Sell	6,378,240,000	70,877,209	9/16/10	—	(5,031,351)
Japanese Yen	DBAB	Sell	2,138,129,000	23,625,735	9/16/10	—	(1,820,516)
Japanese Yen	HSBC	Buy	6,378,240,000	75,931,429	9/16/10	—	(22,869)
Japanese Yen	DBAB	Buy	2,138,129,000	25,063,052	9/16/10	383,198	—
New Zealand Dollar . .	DBAB	Sell	39,235,631	26,758,700	9/16/10	—	(579,441)
New Zealand Dollar . .	DBAB	Buy	39,235,631	27,674,460	9/16/10	—	(336,318)
Euro	CITI	Sell	37,345,033	54,389,306	9/16/10	7,046,139	—
Euro	CITI	Buy	42,951,359	54,389,306	9/16/10	61,131	—
Euro	BZWS	Buy	15,378,200	19,490,915	9/20/10	4,284	—
Euro	BZWS	Sell	15,378,200	22,642,093	9/20/10	3,146,893	—
Euro	UBSW	Sell	57,337,327	84,119,592	9/20/10	11,432,111	—
Euro	UBSW	Buy	66,392,732	84,119,592	9/20/10	47,577	—
Japanese Yen	JPHQ	Sell	4,276,260,000	47,251,492	9/21/10	—	(3,643,814)
Japanese Yen	HSBC	Sell	2,120,172,000	23,625,719	9/21/10	—	(1,608,201)
Japanese Yen	HSBC	Buy	2,120,172,000	25,240,143	9/21/10	—	(6,223)
Japanese Yen	JPHQ	Buy	4,276,260,000	50,273,454	9/21/10	621,852	—
Euro	UBSW	Buy	100,326,698	127,113,926	9/23/10	71,393	—
Euro	UBSW	Sell	100,326,698	147,102,014	9/23/10	19,916,695	—
Swedish Krona	UBSW	Sell	335,000,000	35,442,234 EUR	9/23/10	—	(410,634)
Swedish Krona	UBSW	Buy	335,000,000	32,949,415 EUR	9/23/10	3,570,810	—
Euro	JPHQ	Buy	44,143,954	55,762,643	9/24/10	199,087	—
Euro	JPHQ	Sell	44,143,954	65,359,538	9/24/10	9,397,809	—
Indian Rupee	HSBC	Buy	1,265,363,000	25,684,827	9/24/10	1,118,600	—
Indian Rupee	DBAB	Buy	2,529,955,000	51,369,645	9/24/10	2,220,878	—
Indian Rupee	DBAB	Sell	2,529,955,000	53,828,830	9/24/10	238,307	—
Indian Rupee	HSBC	Sell	1,265,363,000	26,922,617	9/24/10	119,190	—

28 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Bond Fund

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	JPHQ	Sell	4,375,489,000	48,350,616	9/24/10	$ —	$ (3,727,404)
Japanese Yen	JPHQ	Buy	4,375,489,000	51,458,179	9/24/10	619,841	—
Swedish Krona	UBSW	Sell	1,007,972,000	106,641,134 EUR	9/24/10	—	(1,233,531)
Swedish Krona	UBSW	Buy	1,007,972,000	100,141,275 EUR	9/24/10	9,473,468	—
Indian Rupee	DBAB	Sell	400,000,000	12,101,044 NZD	9/27/10	—	(45,170)
Indian Rupee	JPHQ	Buy	1,256,501,000	25,684,812	9/27/10	918,640	—
Indian Rupee	DBAB	Buy	3,137,593,000	64,212,042	9/27/10	2,219,107	—
Indian Rupee	DBAB	Buy	400,000,000	11,614,402 NZD	9/27/10	383,936	—
Indian Rupee	JPHQ	Sell	1,256,501,000	26,734,064	9/27/10	130,612	—
Indian Rupee	DBAB	Sell	3,137,593,000	66,728,903	9/27/10	297,753	—
Japanese Yen	JPHQ	Sell	435,107,000	4,835,059	9/27/10	—	(343,848)
Japanese Yen	JPHQ	Buy	435,107,000	5,116,498	9/27/10	62,410	—
Malaysian Ringgit ...	JPHQ	Buy	127,853,719	36,803,028	9/27/10	3,707,905	—
Malaysian Ringgit ...	JPHQ	Sell	127,853,719	40,704,782	9/27/10	193,849	—
Swedish Krona	UBSW	Sell	1,007,011,000	106,539,463 EUR	9/27/10	—	(1,226,321)
Swedish Krona	UBSW	Buy	1,007,011,000	100,141,310 EUR	9/27/10	9,337,291	—
Japanese Yen	JPHQ	Sell	1,270,606,000	14,119,413	9/28/10	—	(1,004,276)
Japanese Yen	JPHQ	Buy	1,270,606,000	14,946,547	9/28/10	177,142	—
Malaysian Ringgit ...	JPHQ	Buy	99,180,000	19,455,070 EUR	9/28/10	6,760,078	—
Malaysian Ringgit ...	JPHQ	Sell	99,180,000	24,899,578 EUR	9/28/10	141,944	—
Swedish Krona	DBAB	Buy	558,474,000	55,403,067 EUR	9/28/10	5,346,929	—
Indian Rupee	JPHQ	Buy	2,895,961,500	59,075,093	9/29/10	2,221,259	—
Indian Rupee	DBAB	Buy	2,523,790,000	51,369,632	9/29/10	2,049,284	—
Japanese Yen	JPHQ	Sell	2,117,676,000	23,532,348	9/29/10	—	(1,674,069)
Euro	UBSW	Sell	210,255,000	307,266,657	10/04/10	40,727,933	—
Euro	DBAB	Sell	67,415,000	98,623,426	10/04/10	13,161,924	—
Philippine Peso	HSBC	Buy	1,923,378,000	39,759,752	10/04/10	2,506,749	—
Philippine Peso	DBAB	Buy	2,397,810,000	49,699,664	10/04/10	2,992,547	—
Indian Rupee	JPHQ	Buy	2,575,440,000	52,560,000	10/05/10	1,905,841	—
Indian Rupee	DBAB	Buy	3,863,064,150	78,830,000	10/05/10	2,866,735	—
New Israeli Shekel ..	DBAB	Buy	30,498,000	8,100,398	10/05/10	—	(110,755)
Philippine Peso	HSBC	Buy	2,867,508,000	59,639,531	10/05/10	3,367,621	—
Philippine Peso	DBAB	Buy	2,866,814,000	59,639,560	10/05/10	3,352,343	—
Euro	UBSW	Sell	102,935,000	149,533,675	10/06/10	19,044,102	—
New Israeli Shekel ..	DBAB	Buy	564,840,000	150,000,000	10/06/10	—	(2,029,602)
Philippine Peso	JPHQ	Buy	757,343,000	15,903,885	10/06/10	735,275	—
Philippine Peso	DBAB	Buy	2,353,377,000	49,699,633	10/07/10	1,999,570	—
Euro	UBSW	Sell	102,960,000	151,222,500	10/08/10	20,701,610	—
Philippine Peso	DBAB	Buy	1,883,179,000	39,759,712	10/08/10	1,605,715	—
Philippine Peso	CITI	Buy	941,987,000	19,879,854	10/08/10	811,591	—
Philippine Peso	HSBC	Buy	1,886,740,000	39,759,765	10/08/10	1,683,882	—
Philippine Peso	JPHQ	Buy	939,542,000	19,879,859	10/08/10	757,880	—
Malaysian Ringgit ...	CITI	Buy	51,709,950	15,000,000	10/12/10	1,368,777	—
Malaysian Ringgit ...	DBAB	Buy	114,331,256	33,174,111	10/12/10	3,017,432	—
Philippine Peso	DBAB	Buy	560,732,000	11,927,930	10/12/10	383,701	—

Annual Report | 29

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Bond Fund

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit . . .	DBAB	Buy	49,340,600	14,527,751	10/13/10	$ 1,090,037	$ —
Philippine Peso	JPHQ	Buy	2,620,334,000	55,942,126	10/13/10	1,584,711	—
Philippine Peso	HSBC	Buy	934,950,000	19,879,864	10/13/10	646,037	—
Chinese Yuan	HSBC	Buy	391,351,972	39,741,171 EUR	10/15/10	7,122,016	—
Philippine Peso	JPHQ	Buy	315,900,000	6,735,608	10/15/10	198,182	—
Chinese Yuan	HSBC	Buy	379,127,279	38,382,996 EUR	10/18/10	7,049,384	—
Philippine Peso	JPHQ	Buy	1,048,980,000	22,452,002	10/18/10	565,018	—
Chinese Yuan	HSBC	Buy	508,169,986	51,300,449 EUR	10/19/10	9,635,771	—
Philippine Peso	DBAB	Buy	528,520,000	11,225,998	10/19/10	369,701	—
Chinese Yuan	HSBC	Buy	314,000,000	47,586,573	10/21/10	—	(1,448,336)
Philippine Peso	DBAB	Buy	2,112,730,000	44,903,932	10/21/10	1,439,350	—
Philippine Peso	JPHQ	Buy	1,060,856,000	22,451,979	10/21/10	818,174	—
Malaysian Ringgit . . .	JPHQ	Buy	32,000,000	6,371,075 EUR	10/22/10	2,046,936	—
Chinese Yuan	HSBC	Buy	343,208,767	52,129,282	10/25/10	—	(1,697,268)
Philippine Peso	HSBC	Buy	3,175,168,000	66,635,215	10/25/10	2,983,194	—
Philippine Peso	JPHQ	Buy	1,057,945,000	22,211,736	10/25/10	984,658	—
Philippine Peso	DBAB	Buy	2,114,557,000	44,423,466	10/25/10	1,940,094	—
Chilean Peso	CITI	Buy	8,534,203,142	16,170,920	10/26/10	775,360	—
Chinese Yuan	HSBC	Buy	582,413,784	88,215,108	10/26/10	—	(2,632,851)
Euro	BZWS	Sell	69,060,000	103,320,666	10/26/10	15,776,568	—
Euro	DBAB	Sell	175,760,000	259,597,520	10/26/10	36,794,876	—
Indian Rupee	HSBC	Buy	910,702,000	19,156,542	10/26/10	46,992	—
Indian Rupee	DBAB	Buy	2,729,118,000	57,469,634	10/26/10	77,961	—
Norwegian Krone . . .	BZWS	Buy	1,167,688,000	138,106,209 EUR	10/26/10	9,612,177	—
Philippine Peso	HSBC	Buy	2,906,928,000	61,143,005	10/26/10	2,587,201	—
Chinese Yuan	HSBC	Buy	348,030,387	52,608,327	10/27/10	—	(1,466,834)
Euro	UBSW	Sell	139,330,000	208,653,642	10/27/10	32,031,840	—
Indian Rupee	HSBC	Buy	1,356,628,000	28,734,813	10/27/10	—	(132,223)
Chilean Peso	JPHQ	Buy	5,648,899,000	10,754,686	10/28/10	461,755	—
Philippine Peso	DBAB	Buy	1,340,300,000	28,063,233	10/28/10	1,314,644	—
Euro	DBAB	Sell	22,651,000	33,457,792	11/02/10	4,744,526	—
Euro	DBAB	Sell	84,940,000	124,878,788	11/03/10	17,205,837	—
Chinese Yuan	HSBC	Buy	337,830,359	50,761,864	11/04/10	—	(1,116,216)
Euro	DBAB	Sell	65,121,000	95,483,666	11/05/10	12,934,309	—
Japanese Yen	CITI	Sell	9,190,446,650	101,571,762	11/08/10	—	(7,871,163)
Japanese Yen	BZWS	Sell	9,028,069,000	100,807,515	11/10/10	—	(6,704,298)
Japanese Yen	BZWS	Sell	12,407,760,000	138,471,737	11/12/10	—	(9,291,004)
Japanese Yen	UBSW	Sell	9,153,053,700	102,235,630	11/12/10	—	(6,767,148)
Malaysian Ringgit . . .	JPHQ	Buy	338,000,000	100,000,000	11/12/10	6,784,108	—
Japanese Yen	DBAB	Sell	10,792,263,000	120,482,981	11/15/10	—	(8,045,518)
Japanese Yen	JPHQ	Sell	5,389,206,000	60,241,516	11/16/10	—	(3,941,012)
Japanese Yen	BZWS	Sell	2,597,950,000	28,915,911	11/16/10	—	(2,024,268)
Japanese Yen	BZWS	Sell	10,760,696,000	120,482,976	11/17/10	—	(7,672,604)
Japanese Yen	UBSW	Sell	4,305,100,000	48,193,216	11/17/10	—	(3,078,801)
Japanese Yen	HSBC	Sell	2,816,138,000	31,325,576	11/17/10	—	(2,213,499)

30 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Bond Fund

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	8,448,314	12,554,195	11/18/10	$ 1,845,132	$ —
Euro	UBSW	Sell	43,392,971	64,820,420	11/18/10	9,815,593	—
Japanese Yen	BZWS	Sell	15,005,634,000	168,676,164	11/18/10	—	(10,037,033)
Euro	DBAB	Sell	89,079,903	133,475,413	11/29/10	20,560,405	—
Japanese Yen	BZWS	Sell	16,955,472,000	192,772,752	11/29/10	—	(9,188,703)
Japanese Yen	BOFA	Sell	11,637,164,000	131,326,438	11/29/10	—	(7,287,136)
Japanese Yen	CITI	Sell	4,208,470,000	48,193,186	11/29/10	—	(1,935,098)
Norwegian Krone	UBSW	Buy	737,164,000	86,214,987 EUR	11/29/10	7,095,324	—
Philippine Peso	HSBC	Buy	3,967,995,500	83,300,000	11/30/10	3,380,355	—
Swedish Krona	BZWS	Buy	1,266,479,512	122,442,066 EUR	11/30/10	15,998,813	—
Euro	UBSW	Sell	41,865,000	62,326,519	12/01/10	9,259,951	—
Euro	DBAB	Sell	49,698,563	74,037,937	12/01/10	11,041,827	—
Japanese Yen	DBAB	Sell	10,434,667,000	120,482,952	12/01/10	—	(3,810,875)
Norwegian Krone	UBSW	Buy	261,350,000	30,301,449 EUR	12/01/10	2,846,919	—
Philippine Peso	HSBC	Buy	1,635,720,000	34,400,000	12/01/10	1,328,322	—
Malaysian Ringgit	HSBC	Buy	300,000,000	88,482,525	12/02/10	6,174,855	—
Mexican Peso	CITI	Sell	517,371,000	38,095,207	12/02/10	—	(741,674)
Philippine Peso	HSBC	Buy	5,536,323,000	117,000,000	12/03/10	3,901,973	—
Chilean Peso	DBAB	Buy	8,550,080,000	17,246,757	12/06/10	—	(293,768)
Chilean Peso	MLCO	Buy	6,499,780,000	13,130,869	12/06/10	—	(243,188)
Chinese Yuan	HSBC	Buy	149,888,000	22,631,436	12/06/10	—	(598,411)
Chinese Yuan	HSBC	Buy	188,850,000	18,976,619 EUR	12/06/10	3,706,508	—
Indian Rupee	DBAB	Buy	4,607,316,000	98,700,000	12/06/10	—	(2,071,683)
Indian Rupee	JPHQ	Buy	3,689,300,000	79,000,000	12/06/10	—	(1,625,049)
Malaysian Ringgit	JPHQ	Buy	99,684,424	29,396,763	12/06/10	2,048,518	—
Chilean Peso	MLCO	Buy	9,776,450,000	19,710,585	12/07/10	—	(327,011)
Euro	UBSW	Sell	173,474,656	260,971,286	12/07/10	41,084,143	—
Chinese Yuan	JPHQ	Buy	128,344,293	19,299,894	12/13/10	—	(431,304)
Chinese Yuan	HSBC	Buy	257,416,734	38,715,105	12/14/10	—	(870,185)
Norwegian Krone	UBSW	Buy	286,160,000	33,336,440 EUR	12/14/10	2,886,587	—
Swedish Krona	UBSW	Buy	433,849,000	41,670,172 EUR	12/14/10	5,813,221	—
Chinese Yuan	HSBC	Buy	256,107,587	38,538,498	12/15/10	—	(885,357)
Euro	BZWS	Sell	41,835,000	61,314,631	12/15/10	8,287,828	—
Euro	DBAB	Sell	41,835,000	61,091,651	12/15/10	8,064,848	—
Norwegian Krone	UBSW	Buy	428,601,000	50,004,200 EUR	12/15/10	4,226,240	—
Swedish Krona	UBSW	Buy	433,883,000	41,670,236 EUR	12/15/10	5,816,690	—
Malaysian Ringgit	JPHQ	Buy	140,706,364	41,250,766	12/16/10	3,107,996	—
Malaysian Ringgit	JPHQ	Buy	73,636,682	21,594,968	12/17/10	1,618,159	—
Euro	UBSW	Sell	68,795,891	100,046,424	12/20/10	12,847,107	—
Poland Zloty	DBAB	Buy	354,200,000	83,141,637 EUR	12/20/10	5,989,571	—
Malaysian Ringgit	JPHQ	Buy	88,117,194	25,727,648	12/21/10	2,043,584	—
Malaysian Ringgit	HSBC	Buy	117,182,505	34,089,357	12/22/10	2,839,940	—
Malaysian Ringgit	HSBC	Buy	57,214,469	16,634,047	12/23/10	1,395,628	—
Japanese Yen	CITI	Sell	8,267,822,900	90,556,162	12/28/10	—	(7,964,880)
Japanese Yen	JPHQ	Sell	8,250,436,116	90,556,162	12/28/10	—	(7,757,695)

Annual Report | 31

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Bond Fund

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	BZWS	Sell	8,237,350,750	90,556,162	12/28/10	$ —	$ (7,601,767)
Malaysian Ringgit ...	HSBC	Buy	64,732,814	18,793,640	12/28/10	1,599,090	—
Euro	DBAB	Sell	130,978,200	188,687,195	1/04/11	22,677,154	—
Chilean Peso	MLCO	Buy	20,980,672,000	42,342,426	1/07/11	—	(813,947)
Chilean Peso	DBAB	Buy	12,284,600,000	24,638,187	1/07/11	—	(322,438)
Japanese Yen	BZWS	Sell	6,663,490,000	73,134,751	1/07/11	—	(6,280,041)
Japanese Yen	CITI	Sell	3,332,090,000	36,567,349	1/07/11	—	(3,144,158)
Japanese Yen	UBSW	Sell	3,331,470,000	36,567,367	1/07/11	—	(3,136,751)
Malaysian Ringgit ...	DBAB	Buy	114,331,256	33,716,088	1/07/11	2,279,868	—
Chilean Peso	DBAB	Buy	17,261,240,000	35,241,405	1/10/11	—	(1,080,574)
Euro	CITI	Sell	28,395,000	40,837,689	1/10/11	4,848,579	—
Euro	BZWS	Sell	21,734,000	31,244,798	1/10/11	3,698,141	—
Euro	BOFA	Sell	34,075,000	48,693,175	1/11/11	5,505,076	—
Euro	DBAB	Sell	112,242,000	160,428,613	1/11/11	18,168,346	—
Euro	UBSW	Sell	143,798,000	205,609,570	1/11/11	23,353,892	—
Japanese Yen	HSBC	Sell	3,345,940,000	36,567,650	1/11/11	—	(3,311,191)
Japanese Yen	DBAB	Sell	3,342,370,000	36,567,399	1/11/11	—	(3,268,892)
Euro	CITI	Sell	192,914,073	279,257,589	1/13/11	34,751,263	—
Euro	UBSW	Sell	52,878,633	76,736,415	1/13/11	9,716,108	—
Euro	JPHQ	Sell	26,531,589	38,405,218	1/13/11	4,778,115	—
Japanese Yen	HSBC	Sell	9,186,550,000	100,163,003	1/13/11	—	(9,330,711)
Philippine Peso	JPHQ	Buy	5,005,465,000	107,628,731	1/13/11	1,209,386	—
Euro	BZWS	Sell	28,201,936	40,921,009	1/14/11	5,176,931	—
Japanese Yen	UBSW	Sell	10,039,090,000	110,922,553	1/14/11	—	(8,734,217)
Japanese Yen	BZWS	Sell	9,117,490,000	100,163,029	1/14/11	—	(8,509,112)
Philippine Peso	HSBC	Buy	1,130,610,000	24,173,829	1/14/11	407,410	—
Euro	DBAB	Sell	60,028,000	86,834,704	1/18/11	10,753,920	—
Japanese Yen	HSBC	Sell	10,034,848,500	110,650,000	1/18/11	—	(8,963,027)
Philippine Peso	DBAB	Buy	834,495,000	17,926,853	1/18/11	208,758	—
Philippine Peso	HSBC	Buy	1,463,195,000	31,344,551	1/18/11	454,243	—
Euro	CITI	Sell	42,223,091	60,637,848	1/19/11	7,123,515	—
Euro	BZWS	Sell	22,914,073	32,866,801	1/19/11	3,825,077	—
Philippine Peso	JPHQ	Buy	2,083,812,000	44,712,198	1/19/11	569,359	—
Philippine Peso	DBAB	Buy	522,121,000	11,173,144	1/19/11	172,627	—
Euro	UBSW	Sell	40,540,286	57,040,182	1/25/11	5,659,390	—
Euro	DBAB	Sell	70,284,000	98,570,499	1/25/11	9,492,498	—
Brazilian Real	DBAB	Buy	193,126,000	8,794,706,976 JPY	1/26/11	1,543,036	—
Japanese Yen	BZWS	Sell	17,569,570,000	195,625,432	1/26/11	—	(13,823,554)
Japanese Yen	UBSW	Sell	15,371,620,000	171,172,357	1/26/11	—	(12,074,599)
Japanese Yen	DBAB	Sell	4,380,540,000	48,906,330	1/26/11	—	(3,314,621)
Brazilian Real	HSBC	Buy	72,085,000	3,293,402,179 JPY	1/27/11	437,938	—
Chilean Peso	DBAB	Buy	20,283,160,000	40,348,438	1/27/11	—	(243,812)
Euro	CITI	Sell	81,493,700	115,048,731	1/27/11	11,764,030	—
Japanese Yen	HSBC	Sell	14,058,900,000	156,535,245	1/27/11	—	(11,065,002)
Chilean Peso	DBAB	Buy	46,684,780,000	92,162,235	1/28/11	139,700	—
Chilean Peso	JPHQ	Buy	23,075,040,000	45,473,817	1/28/11	148,564	—

32 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Bond Fund

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	75,900,000	106,691,871	1/28/11	$ 10,496,822	$ —
New Zealand Dollar	UBSW	Sell	77,637,415	53,093,899	1/28/11	—	(416,121)
New Zealand Dollar	DBAB	Sell	79,324,138	54,594,838	1/28/11	—	(77,722)
New Zealand Dollar	BZWS	Sell	9,368,064	6,435,860	1/28/11	—	(20,889)
Norwegian Krone	UBSW	Buy	793,120,000	94,698,634 EUR	1/28/11	4,796,799	—
Swedish Krona	UBSW	Buy	968,454,000	94,698,583 EUR	1/28/11	10,741,368	—
Chilean Peso	DBAB	Buy	52,826,320,000	102,023,423	1/31/11	2,404,280	—
Chilean Peso	JPHQ	Buy	24,540,000,000	47,699,574	1/31/11	811,392	—
Euro	BZWS	Sell	19,040,000	26,684,560	1/31/11	2,553,587	—
Euro	UBSW	Sell	60,396,000	84,572,519	1/31/11	8,027,652	—
Euro	DBAB	Sell	63,165,000	88,522,589	1/31/11	8,468,339	—
Chinese Yuan	DBAB	Buy	929,101,000	139,914,314	2/01/11	—	(3,197,080)
Chilean Peso	MLCO	Buy	27,275,700,000	52,387,282	2/02/11	1,525,847	—
Chilean Peso	DBAB	Buy	28,279,300,000	54,482,805	2/02/11	1,414,038	—
Brazilian Real	HSBC	Buy	133,168,700	66,535,779	2/03/11	6,683,791	—
Chilean Peso	DBAB	Buy	13,711,100,000	26,193,715	2/03/11	906,177	—
Philippine Peso	DBAB	Buy	2,398,000,000	50,083,542	2/03/11	1,943,404	—
Philippine Peso	HSBC	Buy	856,100,000	17,887,589	2/03/11	686,335	—
Brazilian Real	DBAB	Buy	131,356,614	66,540,000	2/04/11	5,666,256	—
Indian Rupee	HSBC	Buy	1,251,285,000	26,601,012	2/04/11	—	(537,537)
Indian Rupee	JPHQ	Buy	792,240,000	16,841,954	2/04/11	—	(340,096)
Philippine Peso	HSBC	Buy	676,100,000	14,219,315	2/04/11	447,795	—
Philippine Peso	BOFA	Buy	675,500,000	14,221,053	2/04/11	433,041	—
Chilean Peso	DBAB	Buy	12,407,800,000	23,340,482	2/07/11	1,178,170	—
Indian Rupee	HSBC	Buy	541,250,000	11,566,407	2/07/11	—	(296,365)
Philippine Peso	BOFA	Buy	847,000,000	17,888,068	2/07/11	480,718	—
Philippine Peso	JPHQ	Buy	930,700,000	19,676,533	2/07/11	507,444	—
Australian Dollar	MSCO	Buy	81,141,704	67,574,000	2/08/11	3,307,234	—
Australian Dollar	UBSW	Buy	81,119,301	67,574,000	2/08/11	3,287,663	—
Chilean Peso	JPHQ	Buy	13,008,500,000	24,156,469	2/08/11	1,547,824	—
Chilean Peso	BZWS	Buy	13,094,000,000	24,156,443	2/08/11	1,716,795	—
Chilean Peso	DBAB	Buy	19,530,500,000	36,234,694	2/08/11	2,356,819	—
Euro	UBSW	Sell	60,237,000	82,696,365	2/08/11	6,354,442	—
Euro	CITI	Sell	80,318,000	110,224,006	2/08/11	8,432,240	—
Euro	HSBC	Sell	12,565,000	17,183,266	2/08/11	1,258,896	—
Euro	JPHQ	Sell	2,700,000	3,691,710	2/08/11	269,840	—
Indian Rupee	HSBC	Buy	897,700,000	19,227,227	2/08/11	—	(537,225)
Norwegian Krone	UBSW	Buy	92,347,500	11,081,744 EUR	2/08/11	480,199	—
Australian Dollar	DBAB	Buy	51,501,000	3,819,520,164 JPY	2/09/11	—	(558,609)
Australian Dollar	CITI	Buy	51,501,000	3,811,743,513 JPY	2/09/11	—	(465,884)
Australian Dollar	BZWS	Buy	51,501,000	3,802,318,830 JPY	2/09/11	—	(353,509)
Chilean Peso	BZWS	Buy	26,969,200,000	50,245,366	2/09/11	3,041,864	—
Chilean Peso	MLCO	Buy	13,599,000,000	25,359,913	2/09/11	1,509,739	—
Euro	HSBC	Sell	61,213,000	83,714,899	2/09/11	6,136,215	—
Euro	BZWS	Sell	81,618,000	111,382,044	2/09/11	7,942,954	—
Norwegian Krone	DBAB	Buy	184,416,000	22,163,520 EUR	2/09/11	915,015	—

Annual Report | 33

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Bond Fund

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Norwegian Krone ...	UBSW	Buy	129,072,400	15,514,442 EUR	2/09/11	$ 637,582	$ —
Poland Zloty	DBAB	Buy	52,182,000	12,524,181 EUR	2/09/11	481,564	—
Chilean Peso	DBAB	Buy	11,009,800,000	20,492,880	2/10/11	1,259,719	—
Chilean Peso	MLCO	Buy	11,009,800,000	20,492,880	2/10/11	1,259,719	—
Euro	BZWS	Sell	69,341,000	94,754,477	2/10/11	6,874,926	—
Euro	DBAB	Sell	20,394,000	27,884,716	2/10/11	2,038,311	—
Japanese Yen	MSCO	Sell	5,856,880,500	65,835,238	2/10/11	—	(4,000,265)
Poland Zloty	BZWS	Buy	52,182,000	12,454,532 EUR	2/10/11	568,823	—
South Korean Won ..	HSBC	Buy	85,877,000,000	6,460,803,490 JPY	2/10/11	—	(5,992,350)
Chilean Peso	BZWS	Buy	10,990,000,000	20,493,217	2/11/11	1,219,094	—
Chilean Peso	DBAB	Buy	9,634,200,000	17,987,677	2/11/11	1,046,058	—
Euro	UBSW	Sell	140,680,000	192,971,284	2/11/11	14,680,427	—
Chilean Peso	DBAB	Buy	10,871,500,000	20,492,931	2/14/11	981,802	—
Malaysian Ringgit ...	DBAB	Buy	204,939,720	59,359,803	2/14/11	5,015,628	—
New Zealand Dollar ..	HSBC	Sell	13,727,783	9,237,425	2/14/11	—	(211,130)
Poland Zloty	DBAB	Buy	52,182,000	12,564,590 EUR	2/14/11	425,302	—
South Korean Won ..	JPHQ	Buy	29,443,000,000	2,230,530,303 JPY	2/14/11	—	(2,244,424)
South Korean Won ..	HSBC	Buy	73,953,000,000	63,364,750	2/14/11	—	(2,195,988)
South Korean Won ..	DBAB	Buy	25,517,000,000	1,938,687,129 JPY	2/14/11	—	(2,011,698)
Chilean Peso	MSCO	Buy	21,679,600,000	40,986,105	2/16/11	1,833,521	—
Euro	JPHQ	Sell	72,848,000	99,116,989	2/16/11	6,794,126	—
Euro	UBSW	Sell	72,848,000	99,065,995	2/16/11	6,743,132	—
South Korean Won ..	JPHQ	Buy	17,175,000,000	1,314,782,209 JPY	2/16/11	—	(1,473,672)
Malaysian Ringgit ...	HSBC	Buy	51,597,000	14,998,256	2/17/11	1,206,408	—
Chilean Peso	JPHQ	Buy	10,742,400,000	20,500,763	2/18/11	714,392	—
Chilean Peso	DBAB	Buy	5,360,900,000	10,250,287	2/18/11	336,949	—
Euro	DBAB	Sell	74,206,000	101,954,592	2/18/11	7,911,127	—
Euro	UBSW	Sell	74,206,000	101,944,945	2/18/11	7,901,480	—
Chilean Peso	DBAB	Buy	22,649,420,000	43,239,162	2/22/11	1,481,539	—
Chilean Peso	JPHQ	Buy	18,232,450,000	34,851,285	2/22/11	1,148,221	—
Chilean Peso	MSCO	Buy	56,142,030,000	107,014,260	2/22/11	3,836,743	—
Japanese Yen	JPHQ	Sell	6,693,900,000	74,393,198	2/22/11	—	(5,436,290)
Japanese Yen	HSBK	Sell	6,688,700,000	74,390,800	2/22/11	—	(5,376,675)
Philippine Peso	DBAB	Buy	1,680,226,800	35,336,000	2/22/11	1,045,670	—
Philippine Peso	HSBK	Buy	1,681,781,584	35,336,000	2/22/11	1,079,336	—
Chilean Peso	MLCO	Buy	10,813,000,000	20,500,521	2/23/11	848,323	—
Indian Rupee	HSBK	Buy	3,331,610,028	70,673,000	2/23/11	—	(1,427,633)
Chilean Peso	MSCO	Buy	10,736,200,000	20,500,668	2/24/11	695,406	—
Chilean Peso	CITI	Buy	20,803,900,000	39,664,252	2/25/11	1,405,894	—
Chilean Peso	DBAB	Buy	16,076,600,000	30,750,956	2/25/11	986,762	—
Chilean Peso	MSCO	Buy	22,938,650,000	43,871,495	2/25/11	1,412,981	—
Malaysian Ringgit ...	JPHQ	Buy	287,500,000	84,207,135	2/25/11	6,042,267	—
Chilean Peso	JPHQ	Buy	10,953,800,000	20,824,715	2/28/11	796,002	—
Chilean Peso	DBAB	Buy	11,879,730,000	22,718,933	2/28/11	729,394	—
Chilean Peso	DBAB	Buy	19,297,480,000	36,897,667	3/01/11	1,189,297	—
Chilean Peso	MLCO	Buy	5,543,300,000	10,572,764	3/01/11	367,912	—

34 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Bond Fund

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	MSCO	Buy	22,054,300,000	42,048,236	3/01/11	$ 1,479,796	$ —
Japanese Yen	UBSW	Sell	12,728,600,000	143,085,501	3/01/11	—	(8,727,812)
Japanese Yen	JPHQ	Sell	9,819,200,000	109,898,375	3/01/11	—	(7,214,684)
Japanese Yen	HSBK	Sell	9,813,450,000	109,896,749	3/01/11	—	(7,147,730)
Chilean Peso	DBAB	Buy	5,492,600,000	10,512,153	3/02/11	327,720	—
Chilean Peso	DBAB	Buy	12,092,440,000	23,121,300	3/04/11	740,387	—
Euro	BOFA	Sell	82,877,000	113,397,284	3/07/11	8,368,439	—
Euro	UBSW	Sell	109,690,000	150,248,974	3/07/11	11,240,395	—
Japanese Yen	MSCO	Sell	6,405,061,130	72,670,000	3/07/11	—	(3,730,284)
Euro	HSBK	Sell	29,251,000	40,026,776	3/08/11	2,957,462	—
Chilean Peso	DBAB	Buy	23,713,410,000	46,980,505	3/10/11	—	(206,546)
Chilean Peso	DBAB	Buy	23,672,830,000	45,873,132	3/15/11	804,928	—
Chilean Peso	MSCO	Buy	12,816,000,000	24,753,259	3/15/11	517,315	—
Euro	DBAB	Sell	73,150,000	100,520,901	3/16/11	7,820,357	—
Euro	DBAB	Sell	6,255,000	8,539,013	3/17/11	612,275	—
Japanese Yen	CITI	Sell	8,777,350,000	97,452,286	3/18/11	—	(7,263,703)
Japanese Yen	UBSW	Sell	7,115,830,000	79,125,441	3/18/11	—	(5,768,197)
Japanese Yen	MSCO	Sell	5,268,400,000	58,471,510	3/18/11	—	(4,381,824)
Chilean Peso	JPHQ	Buy	10,835,800,000	20,995,544	3/21/11	361,772	—
Euro	DBAB	Sell	16,955,000	23,289,812	3/21/11	1,803,490	—
Euro	DBAB	Sell	17,600,000	24,028,576	3/22/11	1,724,912	—
Japanese Yen	BOFA	Sell	8,566,803,330	95,202,571	3/22/11	—	(7,008,209)
Indian Rupee	JPHQ	Buy	2,726,995,194	58,418,920	3/29/11	—	(1,939,903)
Indian Rupee	DBAB	Buy	1,361,160,841	29,209,460	3/29/11	—	(1,018,348)
New Israeli Shekel ..	MSCO	Buy	147,390,855	39,252,938	3/29/11	—	(745,053)
Indian Rupee	JPHQ	Buy	1,694,148,686	36,511,825	3/30/11	—	(1,427,768)
Indian Rupee	BOFA	Buy	679,412,042	14,604,730	3/30/11	—	(534,813)
Norwegian Krone ...	MSCO	Buy	870,418,987	105,790,646 EUR	3/30/11	2,488,856	—
Norwegian Krone ...	UBSW	Buy	1,087,276,587	132,238,307 EUR	3/30/11	2,993,859	—
Chilean Peso	DBAB	Buy	11,405,180,000	21,691,099	3/31/11	773,211	—
New Israeli Shekel ..	MSCO	Buy	89,371,855	23,837,580	3/31/11	—	(488,464)
Norwegian Krone ...	DBAB	Buy	649,760,000	79,335,775 EUR	3/31/11	1,391,627	—
Chilean Peso	DBAB	Buy	12,117,060,000	23,080,114	4/04/11	779,881	—
Norwegian Krone ...	DBAB	Buy	431,600,000	52,762,836 EUR	4/06/11	822,804	—
Euro	HSBK	Sell	133,988,000	181,075,403	4/07/11	11,283,221	—
Euro	DBAB	Sell	111,656,000	150,884,102	4/07/11	9,391,463	—
Euro	UBSW	Sell	66,994,000	90,502,195	4/07/11	5,606,104	—
Indian Rupee	DBAB	Buy	1,454,986,000	32,058,742	4/11/11	—	(1,964,473)
Indian Rupee	DBAB	Buy	3,119,992,000	68,737,431	4/12/11	—	(4,211,535)
Euro	UBSW	Sell	214,266,000	288,637,729	4/13/11	17,118,472	—
Indian Rupee	JPHQ	Buy	2,095,665,000	46,302,806	4/13/11	—	(2,965,888)
Euro	HSBK	Sell	117,406,000	160,275,627	4/14/11	11,498,239	—
Indian Rupee	JPHQ	Buy	2,057,100,000	45,450,729	4/15/11	—	(2,920,007)
Indian Rupee	JPHQ	Buy	1,027,590,000	22,609,241	4/19/11	—	(1,372,412)
Indian Rupee	DBAB	Buy	725,918,000	15,989,383	4/19/11	—	(987,100)
Malaysian Ringgit ...	JPHQ	Buy	42,853,346	13,133,113	4/19/11	278,046	—

Annual Report | 35

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Bond Fund

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	UBSW	Sell	6,869,100,000	74,906,763	4/20/11	$ —	$ (7,087,441)
Japanese Yen	CITI	Sell	6,890,100,000	75,175,525	4/20/11	—	(7,069,349)
Malaysian Ringgit	JPHQ	Buy	122,783,000	37,808,468	4/22/11	610,444	—
Chilean Peso	MSCO	Buy	46,230,400,000	88,014,317	4/25/11	2,889,602	—
Euro	UBSW	Sell	41,793,000	55,536,628	4/26/11	2,577,434	—
Indian Rupee	DBAB	Buy	1,461,225,000	32,263,745	4/26/11	—	(2,086,724)
Malaysian Ringgit	JPHQ	Buy	19,310,000	5,959,877	4/26/11	80,854	—
Swedish Krona	UBSW	Buy	67,500,000	7,014,080 EUR	4/26/11	206,192	—
Chilean Peso	JPHQ	Buy	13,842,935,000	26,354,945	4/27/11	861,056	—
Indian Rupee	JPHQ	Buy	208,459,000	4,599,713	4/27/11	—	(295,086)
Chilean Peso	CITI	Buy	22,313,350,000	42,745,881	4/28/11	1,120,469	—
Indian Rupee	JPHQ	Buy	1,034,235,000	22,820,719	4/28/11	—	(1,466,199)
Indian Rupee	DBAB	Buy	432,942,691	9,555,124	4/28/11	—	(615,876)
Norwegian Krone	DBAB	Buy	1,037,200,000	130,043,381 EUR	4/28/11	—	(2,311,745)
Indian Rupee	JPHQ	Buy	1,035,247,000	22,853,135	4/29/11	—	(1,479,901)
Norwegian Krone	MSCO	Buy	462,800,000	57,963,028 EUR	4/29/11	—	(955,857)
Peruvian Nuevo Sol	DBAB	Buy	133,781,288	46,654,329	4/29/11	1,149,173	—
Peruvian Nuevo Sol	DBAB	Buy	72,705,788	25,341,857	5/06/11	633,463	—
Euro	DBAB	Sell	136,460,000	175,801,418	5/09/11	2,886,035	—
Chilean Peso	DBAB	Buy	11,060,000,000	20,828,625	5/10/11	896,840	—
Japanese Yen	CITI	Sell	24,962,881,000	280,249,737	5/10/11	—	(17,821,276)
Japanese Yen	UBSW	Sell	24,829,769,000	278,892,160	5/10/11	—	(17,589,420)
Japanese Yen	DBAB	Sell	16,608,958,000	185,928,109	5/10/11	—	(12,392,306)
Euro	DBAB	Sell	128,181,000	162,988,551	5/11/11	564,458	—
Chilean Peso	DBAB	Buy	5,306,760,000	9,822,786	5/19/11	595,087	—
Poland Zloty	MSCO	Buy	267,265,000	62,919,933 EUR	5/24/11	3,475,512	—
Chilean Peso	DBAB	Buy	44,641,073,000	81,782,675	5/27/11	5,806,279	—
Swedish Krona	UBSW	Buy	485,000,000	49,238,079 EUR	5/27/11	2,899,578	—
Chilean Peso	CITI	Buy	31,264,830,000	57,392,988	5/31/11	3,933,247	—
Indian Rupee	DBAB	Buy	1,979,778,000	41,661,995	6/01/11	—	(923,494)
Indian Rupee	HSBK	Buy	2,287,801,000	47,530,800	6/03/11	—	(462,355)
Indian Rupee	DBAB	Buy	1,458,276,000	30,167,067	6/07/11	—	(175,615)
Poland Zloty	CITI	Buy	61,037,800	14,637,362 EUR	6/07/11	437,911	—
Poland Zloty	DBAB	Buy	312,838,000	74,976,153 EUR	6/07/11	2,301,388	—
Indian Rupee	HSBK	Buy	394,916,000	8,291,329	6/08/11	—	(170,058)
Indian Rupee	DBAB	Buy	394,805,000	8,213,127	6/10/11	—	(95,575)
Indian Rupee	HSBK	Buy	982,620,000	20,444,842	6/13/11	—	(246,642)
Indian Rupee	DBAB	Buy	988,229,000	20,730,627	6/16/11	—	(422,523)
Indian Rupee	DBAB	Buy	900,181,000	18,907,393	6/20/11	—	(415,220)
Indian Rupee	JPHQ	Buy	1,429,725,000	29,985,843	6/22/11	—	(620,587)
Swedish Krona	CITI	Buy	1,107,932,801	116,131,862 EUR	6/23/11	1,884,453	—
Indian Rupee	DBAB	Buy	2,163,512,000	45,846,832	6/24/11	—	(1,418,113)
Indian Rupee	HSBK	Buy	1,452,928,000	30,581,520	6/27/11	—	(752,884)
Malaysian Ringgit	JPHQ	Buy	159,282,000	48,634,240	6/29/11	1,028,093	—
Swedish Krona	UBSW	Buy	1,104,669,000	115,018,973 EUR	6/29/11	2,830,840	—

36 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Bond Fund

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	DBAB	Buy	1,436,398,000	29,616,454	7/11/11	$ —	$ (163,627)
Indian Rupee	JPHQ	Buy	2,310,323,000	47,606,079	7/12/11	—	(237,914)
Indian Rupee	DBAB	Buy	725,738,000	15,010,093	7/12/11	—	(130,409)
Indian Rupee	CITI	Buy	213,626,000	4,425,647	7/18/11	—	(48,028)
Indian Rupee	JPHQ	Buy	213,626,000	4,418,325	7/20/11	—	(41,478)
Malaysian Ringgit	DBAB	Buy	5,149,000	1,583,382	7/20/11	20,443	—
Malaysian Ringgit	DBAB	Buy	6,261,000	1,924,981	7/25/11	24,758	—
Malaysian Ringgit	JPHQ	Buy	6,585,000	2,028,901	7/27/11	21,543	—
Malaysian Ringgit	HSBK	Buy	31,057,000	9,573,084	7/29/11	96,571	—
Japanese Yen	MSCO	Sell	1,969,700,000	23,046,592	8/05/11	—	(512,018)
Malaysian Ringgit	HSBK	Buy	62,400,000	19,408,417	8/08/11	10,872	—
Malaysian Ringgit	JPHQ	Buy	13,600,000	4,226,227	8/09/11	5,984	—
Euro	MSCO	Sell	133,012,000	170,293,933	8/15/11	1,766,658	—
Philippine Peso	HSBK	Buy	4,033,000,000	86,209,753	8/15/11	—	(223,680)
Euro	DBAB	Sell	134,110,000	171,986,687	8/16/11	2,068,410	—
Indian Rupee	JPHQ	Buy	3,628,886,800	75,069,882	8/16/11	—	(896,596)
Indian Rupee	HSBK	Buy	3,869,965,050	80,156,691	8/17/11	—	(1,062,804)
Philippine Peso	HSBK	Buy	3,779,486,751	80,821,643	8/17/11	—	(255,327)
Chilean Peso	JPHQ	Buy	31,657,567,200	61,174,043	8/18/11	566,435	—
Euro	DBAB	Sell	84,300,000	107,961,324	8/18/11	1,152,871	—
Indian Rupee	JPHQ	Buy	485,063,100	10,005,427	8/18/11	—	(92,637)
Japanese Yen	UBSW	Sell	8,717,091,000	102,581,769	8/18/11	—	(1,706,079)
Japanese Yen	JPHQ	Sell	4,331,618,000	50,709,646	8/18/11	—	(1,112,128)
Japanese Yen	DBAB	Sell	5,310,000,000	62,488,967	8/18/11	—	(1,037,784)
Chilean Peso	JPHQ	Buy	10,728,200,000	20,700,820	8/19/11	220,437	—
Japanese Yen	HSBK	Sell	4,311,532,000	50,731,665	8/19/11	—	(850,837)
Euro	UBSW	Sell	70,690,000	91,028,927	8/22/11	1,464,765	—
Japanese Yen	BZWS	Sell	4,322,430,000	50,884,444	8/22/11	—	(831,533)
Japanese Yen	DBAB	Sell	4,327,940,000	51,012,966	8/22/11	—	(768,936)
Japanese Yen	MSCO	Sell	3,400,000,000	40,026,370	8/22/11	—	(653,137)
Euro	UBSW	Sell	70,735,000	90,938,331	8/23/11	1,317,246	—
Euro	DBAB	Sell	188,527,791	241,950,912	8/23/11	3,086,626	—
Japanese Yen	FBCO	Sell	8,572,756,000	100,855,953	8/23/11	—	(1,715,354)
Japanese Yen	CITI	Sell	8,636,095,000	101,837,140	8/23/11	—	(1,492,005)
Japanese Yen	DBAB	Sell	4,271,575,000	50,454,454	8/23/11	—	(654,085)
Indian Rupee	HSBK	Buy	1,650,347,000	34,169,382	8/24/11	—	(460,550)
Indian Rupee	DBAB	Buy	1,430,235,000	29,562,526	8/24/11	—	(349,547)
Japanese Yen	JPHQ	Sell	8,617,736,000	101,564,361	8/24/11	—	(1,547,179)
Japanese Yen	BZWS	Sell	8,589,052,000	101,482,253	8/24/11	—	(1,286,082)
Euro	BZWS	Sell	85,683,200	108,432,090	8/25/11	—	(128,110)
Japanese Yen	DBAB	Sell	8,644,374,000	101,847,677	8/25/11	—	(1,584,650)
Japanese Yen	BZWS	Sell	4,252,396,000	50,110,724	8/25/11	—	(770,372)
Philippine Peso	HSBK	Buy	2,511,000,000	53,872,560	8/25/11	—	(385,258)
Philippine Peso	JPHQ	Buy	2,519,000,000	53,882,353	8/25/11	—	(224,642)
Euro	CITI	Sell	43,017,262	54,389,306	8/25/11	—	(113,357)

Annual Report | 37

*In U.S. Dollars unless otherwise indicated.

At August 31, 2010, the Fund had the following financial futures contracts outstanding. See Note 1(d).

38 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 39

Templeton Income Trust

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

August 31, 2010

	Templeton Global Bond Fund
Class A:	
Net assets, at value	$17,853,082,722
Shares outstanding	1,347,923,146
Net asset value per share[a]	$13.24
Maximum offering price per share (net asset value per share ÷ 95.75%)	$13.83
Class C:	
Net assets, at value	$ 6,382,495,868
Shares outstanding	481,057,099
Net asset value and maximum offering price per share[a]	$13.27
Class R:	
Net assets, at value	$ 27,538,677
Shares outstanding	2,079,278
Net asset value and maximum offering price per share	$13.24
Advisor Class:	
Net assets, at value	$13,833,022,440
Shares outstanding	1,047,092,237
Net asset value and maximum offering price per share	$13.21

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

40 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Statements (continued)

Statement of Operations for the year ended August 31, 2010

Annual Report | The accompanying notes are an integral part of these financial statements. | 41

42 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Notes to Financial Statements

Templeton Global Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Global Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivative financial instruments trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

Annual Report | 43

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

44 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invests in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into financial futures contracts primarily to manage interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell a security for a specific price on a future date. Required initial margin deposits of cash or securities are pledged or received by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

Annual Report | 45

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund enters into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 10 regarding other derivative information.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund recognizes in its financial statements the effects including penalties and interest, if any, of a tax position taken on a tax return (or expected to be taken) when it’s more likely than not (a greater than 50% probability), based on the technical merits, that the tax position will be sustained upon examination by the tax authorities. As of August 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

Foreign securities held by the Fund may be subject to foreign taxation on income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

46 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report | 47

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

48 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary

Franklin Advisers, Inc. (Advisers)

Franklin Templeton Services, LLC (FT Services) Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Administrative manager Principal underwriter Transfer agent

a. Management Fees

Effective June 1, 2010, the Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Prior to June 1, 2010, the Fund paid fees to Advisers based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Funds pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annual Report | 49

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended August 31, 2010, the Fund paid transfer agent fees of $31,733,036, of which $16,185,715 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

50 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2010, the Fund had tax basis capital losses of $42,202,763 expiring in 2017. During the year ended August 31, 2010, the Fund utilized $5,537,088 of capital loss carryforwards.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2010, the Fund deferred realized capital losses of $32,949,727.

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009, was as follows:

At August 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, swaps, tax straddles, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2010, aggregated $16,712,211,470 and $3,011,100,787, respectively.

Annual Report | 51

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund’s investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At August 31, 2010, the Fund had 13.17% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At August 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement on Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

52 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

10. OTHER DERIVATIVE INFORMATION (continued)

For the period ended August 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

11. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the year ended August 31, 2010, the Fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statement of Operations. At August 31, 2010, 0.93% of the Fund’s outstanding shares was held by one or more of the Allocator Funds.

Annual Report | 53

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended August 31, 2010, the Fund did not use the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

54 | Annual Report

Templeton Income Trust Notes to Financial Statements (continued)

Templeton Global Bond Fund

13. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of August 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Templeton Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Fund (the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California October 21, 2010

56 | Annual Report

Templeton Income Trust

Tax Designation (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $87,036 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2010.

At August 31, 2010, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on August 17, 2010, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund to Class A, Class C, Class R, and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

Annual Report | 57

Templeton Income Trust

Tax Designation (unaudited) (continued)

In January 2011, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2010. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2010 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gain rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

58 | Annual Report

Templeton Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Principal Occupation During Past 5 Years:

Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Principal Occupation During Past 5 Years:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

Annual Report | 59

Principal Occupation During Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Principal Occupation During Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Principal Occupation During Past 5 Years:

Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Principal Occupation During Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

60 | Annual Report

Principal Occupation During Past 5 Years:

Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Annual Report | 61

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

62 | Annual Report

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Gregory E. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec is formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

Annual Report | 63

Templeton Income Trust

Shareholder Information

Templeton Global Bond Fund

Board Review of Investment Management Agreement

At a meeting held May 18, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Global Bond Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin

64 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Bond Fund

Board Review of Investment Management Agreement (continued)

Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2010, as well as during the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional global income funds as selected by Lipper. The Fund’s income

Annual Report | 65

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Bond Fund

Board Review of Investment Management Agreement (continued)

return, as shown in such report, was in the second-highest quintile of such universe for the one-year period, and on an annualized basis was in the highest or second-highest quintile of such universe for the previous three-, five- and 10-year periods. On a comparative basis, the Lipper report showed the Fund’s total return to be in the second-highest quintile of its Lipper performance universe for the one-year period, and on an annualized basis to be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with such favorable comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment fee rate and actual total expense ratio of the Fund were both below the median of its Lipper expense group. The Board was satisfied with such comparative expenses but believed it appropriate to add additional breakpoint reductions to the Fund’s investment management fee as discussed under “Economies of Scale.”

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been

66 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Bond Fund

Board Review of Investment Management Agreement (continued)

engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.50% on the first $200 million of Fund net assets; 0.45% on the next $1.1 billion of Fund net assets; and 0.40% on net assets in excess of $1.3 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2009, the Fund’s net assets were approximately $25 billion, which was in excess of the last breakpoint level under the investment management agreement. Management’s position in discussing this was that the existing fee structure reaches a low rate quickly and that such low rate in effect reflects anticipated economies of scale as assets increase beyond the last breakpoint level. In support of such position, management pointed out the Fund’s favorable effective management fee rate and total expense ratio comparisons within its Lipper expense group as previously discussed under “Comparative Expenses.” While acknowledging the validity of such

Annual Report | 67

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Bond Fund

Board Review of Investment Management Agreement (continued)

argument, the Board negotiated with management to add additional breakpoints to the investment management fee reducing it to 0.395% on net assets from the $35 billion to $50 billion asset level; to 0.390% on net assets from the $50 billion to $65 billion asset level; 0.385% on net assets from the $65 billion to $80 billion asset level; and to 0.380% on net assets in excess of $80 billion, such changes to become effective June 1, 2010.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

68 | Annual Report

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Annual Report and Shareholder Letter

TEMPLETON GLOBAL BOND FUND

Investment Manager Franklin Advisers, Inc. Principal Underwriter Franklin Templeton Distributors, Inc. (800) DIAL BEN® franklintempleton. com Shareholder Services (800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

 ©2010 Franklin Templeton Investments. All rights reserved.

406 A 10/10

AUGUST 31, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Income Trust

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on **franklintempleton.com**

FIXED INCOME

TEMPLETON INTERNATIONAL BOND FUND

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST

MUTUAL FUNDS |

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups—Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the annual report

Annual Report

Templeton International Bond Fund

Your Fund’s Goal and Main Investments: Templeton International Bond Fund seeks current income with capital appreciation and growth of income. The Fund invests predominantly in non-U.S. securities and, under normal market conditions, invests at least 80% of its net assets in “bonds.” Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

Portfolio Breakdown

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Based on Total Net Assets as of 8/31/10

We are pleased to bring you Templeton International Bond Fund’s annual report for the fiscal year ended August 31, 2010.

Performance Overview

For the 12 months under review, Templeton International Bond Fund – Class A delivered a +12.62% cumulative total return. The Fund outperformed its benchmark, the Citigroup Non-USD World Government Bond Index (WGBI), which posted cumulative total returns of +5.81% in local currency terms and

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 21.

Annual Report | 3

Asia Pacific
48.3%
Other Europe
21.1%
Americas
14.0%
Middle East & Africa
11.6%
Supranational*
1.0%
EMU**
0.9%
Other Net Assets
3.1%

*The Fund's supranational investments were denominated in the Norwegian krone and U.S. dollar.

**The Fund's EMU investments were in Germany.

Economic and Market Overview

During the 12 months under review, the global economy shifted as a relatively fast-paced recovery from crisis-driven trough levels moderated. The recovery's pace across geographic regions and countries also became more uneven, particularly between developed and emerging economies. The recession and subsequent slow recovery in some developed countries revealed large public sector funding gaps, which aggravated sovereign credit fundamentals. Against this backdrop, risk appetite declined from earlier, higher levels as the period progressed, and markets increasingly began to discriminate between stronger and weaker fundamental positions. This market environment was positive not only for higher quality government bonds, but also for certain emerging market sovereign credit and currency markets with stronger economic fundamentals. On the contrary, most European currency and bond markets were negatively affected by the economic environment.

Economic performance in Asia excluding Japan (non-Japan Asia) was stronger than in other regions, even as the annual pace of expansion moderated from earlier in the Fund's fiscal year. In 2010's second quarter, real gross domestic product (GDP) growth registered annual rates of 10.3% in China, 8.9% in Malaysia, 8.8% in India, 7.9% in the Philippines and 7.2% in South Korea.[2] With relatively robust performances over the past year, non-Japan Asian economies were among the first to return to trend growth. In South Korea, strong external trade began to positively affect the domestic economy by supporting a rebound in consumption and investment. As its measures of economic slack narrowed more quickly than elsewhere, the Asian region was also in the forefront of tightening monetary policy. China tightened liquidity conditions to prevent the formation of asset bubbles and to encourage a more sustainable economic growth rate. Elsewhere in the region, Australia raised its policy interest rate 150 basis points (bps; 100 bps equal one percentage point), India, 100 bps, Malaysia, 75 bps, New Zealand, 50 bps, and South Korea, 25 bps.

2. Sources: National Bureau of Statistics (China); Department of Statistics Malay (Malaysia); India Central Statistical Organisation; National Statistical Coordinat (Philippines); Bank of Korea (South Korea).

4 | Annual Report

During the review period, economic growth in the major economies of the U.S., Japan and the eurozone was also positive but modest. U.S. real GDP rose at a 3.0% annual rate in second quarter 2010, Japan, 2.4%, and the eurozone, 1.9%.3 Economic activity showed signs of softening toward period-end as prior fiscal stimulus measures faded, particularly in the U.S. and Japan. With significant economic slack and relatively slow growth, the respective central banks kept interest rates unchanged at historically low levels and continued to pursue unconventional measures to maintain their respective accommodative monetary policy stances. The U.S. Federal Reserve Board kept its target rate at 0% to 0.25% and maintained its asset purchase program. Japan’s central bank left its policy interest rate at 0.10% and increased the size of its liquidity support to the commercial banking sector given an entrenched deflation tendency. The European Central Bank (ECB) also kept its policy interest rate unchanged, at 1.00%, but given renewed banking sector tensions, the ECB established a new asset purchase program.

Investor focus on sovereign credit fundamentals and the European Monetary Union framework intensified during the period. In late 2009, a revision of previous data revealed a double-digit fiscal deficit in Greece, while the cost of containing the 2008–2009 financial crisis pressured public debt ratios in Spain, Ireland and Portugal. Although these countries implemented significant budget austerity measures, the low-growth and low-inflation economic environment further complicated their efforts to stabilize their public debt ratios. Credit rating agencies downgraded each of these countries’ sovereign credit ratings during the period. Subsequently, sovereign credit spreads over the benchmark German yield curve widened. For example, Greek 10-year sovereign yield spreads widened from 124 bps at the beginning of the fiscal year to 923 bps at period-end. The International Monetary Fund and European Union (EU) provided a joint program to assist Greece, while the EU created the European Financial Stability Facility to minimize potential financial contagion to other eurozone member states.

Investment Strategy

We invest selectively in non-U.S. bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks.

3. Sources: Bureau of Economic Analysis (U.S.); Economic and Social Research Institute (Japan); Eurostat (eurozone).

Annual Report | 5

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is a “forward currency exchange contract”?

A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

Interest Rate Strategy

During the Fund’s fiscal year, we shortened the portfolio’s overall duration as the economic recovery took hold and strengthened. By period-end, we generally held shorter duration positioning in non-Japan Asia and Scandinavia given our outlook for interest rate tightening in those regions. With interest rates in the major economies of the U.K., Japan and the eurozone at historically low levels, significant central bank balance sheet expansion and unprecedented fiscal expenditures that drove record funding needs, we saw what we viewed as limited value in those government bond markets. For example, the U.K. fiscal deficit was 10.9% of GDP in 2009, and Japan’s was 10.3% of GDP.4 Our positioning, however, detracted from performance relative to the benchmark Citigroup Non-USD WGBI as U.K. long-term bond yields fell 72 bps over the period to 2.83%, Japan’s fell 34 bps to 0.97% and Germany’s declined 114 bps to 2.12%.

Despite moderating global growth momentum and a flight to quality driven by the European debt crisis, we found what we considered more attractive opportunities elsewhere. Relative to the benchmark index, our interest rate strategies helped performance and more than offset the negative impact of not holding Japanese or German government bonds. We continued to hold some duration exposure in markets offering higher yields than the G-3 (U.S., euro-zone and Japan) bond markets and where we saw potential for declining risk premiums, medium-term interest rate convergence or steep yield curves that we believed already priced in expected interest rate hikes. For example, during the fiscal year Indonesia’s long-term government bond yield declined 225 bps to 8.26% and Mexico’s fell 191 bps to 6.24%. Notably, we did not hold Greek government bonds.

Currency Strategy

Over the fiscal year, the Fund’s currency strategy, which included the use of forward currency exchange contracts, contributed to relative performance. We undertook a few strategies to position the Fund for increased differentiation in growth performance across regions and countries.

First, we emphasized currency exposure in developing markets over developed markets, particularly in regard to G-3 currencies. Most developing economies

4. Source: International Monetary Fund, “World Economic Outlook, April 2010.”

6 | Annual Report

were not as leveraged as their developed market counterparts, in either the public or private sectors. In addition, such economies did not face politically difficult fiscal consolidation that could weigh on economic recovery. For example, public sector debt among developed economies was 90.1% of GDP in 2009 versus 37.5% among emerging economies.[4] In particular, in our analysis non-Japan Asia's stronger economic fundamentals could contribute to higher economic growth, earlier interest rate tightening, greater capital inflows and stronger balance-of-payment positions. In such an environment, we believe the region could experience a sustained tendency for currency appreciation against the euro, Japanese yen and U.S. dollar. As a result, we favored non-Japan Asian currencies in the portfolio, which benefited relative performance. Over the 12-month reporting period, the Malaysian ringgit appreciated 12.22% against the U.S. dollar, the Indonesian rupiah, 11.57%, the Australian dollar, 5.58%, and the South Korean won, 4.17%.[5]

What is balance of payments?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

Annual Report | 7

debt generated a 12-month return of +19.57% as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global.9 Sovereign interest rate yield spreads fell from 389 bps at the beginning of the reporting period to 326 bps by period-end, as emerging market credit yields declined overall and the U.S. Treasury curve shifted downward.10 Exposure to sovereign credits contributed to the Fund’s performance relative to the Citigroup Non-USD WGBI. Although emerging market sovereign bond yield spreads narrowed from crisis-driven levels, we continued to find value in the sector. In particular, the global financial crisis and slower economic growth environment created financing needs in some countries with solid credit fundamentals that had not issued bonds in several years.

Thank you for your continued participation in Templeton International Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Portfolio Manager Templeton International Bond Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

9. Source: © 2010 Morningstar. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

10. Source: J.P. Morgan.

Annual Report | 9

Performance Summary as of 8/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

10 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or limit their fees and to assume as their own expense certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, fund administration fees and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.74% (other than certain nonroutine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until 12/31/10.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	8/31/10
1-Year	+7.81%
Since Inception (12/3/07)	+8.66%

Class A (12/3/07–8/31/10)
$15,000
$10,000
$5,000
12/07
8/08
8/09
8/10
$12,561
$11,799
$10,387
Templeton International Bond Fund
Citigroup Non-USD WGBI[7]
CPI[7]

Average Annual Total Return

Class C	8/31/10
1-Year	+11.21%
Since Inception (12/3/07)	+10.03%

Class C (12/3/07–8/31/10)
$15,000
$10,000
$5,000
$13,002
$11,799
$10,387

12 | Annual Report

Performance Summary (continued)

Class R (12/3/07–8/31/10)

$15,000
$10,000
$5,000
12/07
8/08
8/09
8/10
$13,052
$11,799
$10,387
Templeton International Bond Fund
Citigroup Non-USD WGBI[7]
CPI[7]

Average Annual Total Return

Class R	8/31/10
1-Year	+12.49%
Since Inception (12/3/07)	+10.19%

Advisor Class (12/3/07–8/31/10)

$15,000
$10,000
$5,000
$13,219
$11,799
$10,387

Average Annual Total Return

Advisor Class	8/31/10
1-Year	+12.94%
Since Inception (12/3/07)	+10.70%

Annual Report | 13

Performance Summary (continued)

Endnotes

Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. The Fund’s use of foreign currency techniques involves special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. Investing in derivative securities such as financial futures, option contracts, currency forwards and swaps, and the use of foreign currency techniques involve special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. 4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2010 Morningstar. The Citigroup Non-USD WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets; it includes all WGBI countries except the U.S. and is stated in U.S. dollar terms. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.06%; C: 1.39%; R: 1.24%; and Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

16 | Annual Report

aFor the period December 3, 2007 (commencement of operations) to August 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eEffective September 1, 2008, the redemption fee was eliminated.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

aFor the period December 3, 2007 (commencement of operations) to August 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eEffective September 1, 2008, the redemption fee was eliminated.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period December 3, 2007 (commencement of operations) to August 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eEffective September 1, 2008, the redemption fee was eliminated.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

 gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

aFor the period December 3, 2007 (commencement of operations) to August 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

 dAmount rounds to less than $0.01 per share.

eEffective September 1, 2008, the redemption fee was eliminated.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010

Templeton International Bond Fund	Principal Amount*		Value
Bonds 77.9%			
Argentina 0.4%			
[a,b] Government of Argentina, senior bond, FRN, 0.677%, 8/03/12	1,833,000		$ 417,008
Australia 12.2%			
Government of Australia, TB123, 5.75%, 4/15/12	1,340,000	AUD	1,221,162
New South Wales Treasury Corp.,			
6.00%, 5/01/12	3,520,000	AUD	3,206,945
senior note, 5.50%, 3/01/17	296,000	AUD	271,731
Queensland Treasury Corp.,			
6.00%, 6/14/11	2,375,000	AUD	2,139,240
6.00%, 8/14/13	1,268,000	AUD	1,175,275
6.00%, 9/14/17	100,000	AUD	94,364
[c] 144A, 7.125%, 9/18/17	30,000	NZD	23,215
Western Australia Treasury Corp., 5.50%, 7/17/12	3,435,000	AUD	3,111,384
			11,243,316
Brazil 4.1%			
Nota Do Tesouro Nacional,			
10.00%, 1/01/12	1,665[d]	BRL	933,405
10.00%, 1/01/17	1,750[d]	BRL	934,563
[e] Index Linked, 6.00%, 5/15/13	110[d]	BRL	120,625
[e] Index Linked, 6.00%, 5/15/15	1,615[d]	BRL	1,761,454
			3,750,047
Canada 0.0%[f]			
Province of Manitoba, 6.375%, 9/01/15	10,000	NZD	7,489
Germany 0.9%			
KfW Bankengruppe, 4.66%, 1/05/12	4,000,000	NOK	649,280
Landwirtschaftliche Rentenbank, senior note, 8.50%, 2/22/16	1,825,000	MXN	152,925
			802,205
Hungary 1.5%			
Government of Hungary, senior note,			
3.50%, 7/18/16	25,000	EUR	29,275
4.375%, 7/04/17	150,000	EUR	179,777
5.75%, 6/11/18	395,000	EUR	503,806
6.25%, 1/29/20	600,000		612,750
3.875%, 2/24/20	55,000	EUR	61,708
			1,387,316
Indonesia 7.2%			
Government of Indonesia,			
FR31, 11.00%, 11/15/20	15,418,000,000	IDR	2,028,794
FR34, 12.80%, 6/15/21	8,451,000,000	IDR	1,233,429
FR35, 12.90%, 6/15/22	1,670,000,000	IDR	244,438
FR40, 11.00%, 9/15/25	1,060,000,000	IDR	139,331
FR42, 10.25%, 7/15/27	5,447,000,000	IDR	649,073

Annual Report | 21

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton International Bond Fund	Principal Amount*	Value
Bonds (continued)		
Indonesia (continued)		
Government of Indonesia, (continued)		
FR43, 10.25%, 7/15/22	95,000,000 IDR	$ 11,880
FR44, 10.00%, 9/15/24	63,000,000 IDR	7,715
FR46, 9.50%, 7/15/23	2,590,000,000 IDR	306,924
FR47, 10.00%, 2/15/28	4,502,000,000 IDR	525,975
FR49, 9.00%, 9/15/13	340,000,000 IDR	39,423
FR52, 10.50%, 8/15/30	7,100,000,000 IDR	868,811
[c] senior bond, 144A, 8.50%, 10/12/35	100,000	147,062
[c] senior bond, 144A, 7.75%, 1/17/38	100,000	137,271
[c] senior note, 144A, 11.625%, 3/04/19	210,000	321,387
		6,661,513
Israel 1.0%		
Government of Israel, 2680, 7.00%, 4/29/11	3,435,000 ILS	929,585
Lithuania 2.0%		
Government of Lithuania,		
[c] 144A, 6.75%, 1/15/15	870,000	946,125
[c] 144A, 7.375%, 2/11/20	640,000	725,600
[f] Reg S, 7.375%, 2/11/20	190,000	215,412
		1,887,137
Malaysia 4.6%		
Government of Malaysia, senior bond,		
3.756%, 4/28/11	4,435,000 MYR	1,415,848
3.833%, 9/28/11	8,160,000 MYR	2,614,689
3.718%, 6/15/12	220,000 MYR	70,648
3.814%, 2/15/17	55,000 MYR	17,748
0309, 2.711%, 2/14/12	500,000 MYR	158,089
		4,277,022
Mexico 4.9%		
Government of Mexico,		
M 10, 8.00%, 12/17/15	25,000[g] MXN	208,037
M 10, 7.25%, 12/15/16	250,000[g] MXN	2,024,279
M 20, 8.00%, 12/07/23	53,000[g] MXN	449,948
M 20, 10.00%, 12/05/24	34,000[g] MXN	337,789
M 20, 7.50%, 6/03/27	117,000[g] MXN	944,478
M 30, 10.00%, 11/20/36	40,000[g] MXN	410,113
[h] MI10, 9.00%, 12/20/12	15,800[g] MXN	129,685
MI10, 8.00%, 12/19/13	2,300[g] MXN	18,798
		4,523,127
Norway 3.8%		
Government of Norway, 6.00%, 5/16/11	21,370,000 NOK	3,476,291

22 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton International Bond Fund	Principal Amount*		Value
Bonds (continued)			
Poland 7.6%			
Government of Poland,			
4.25%, 5/24/11	90,000	PLN	$ 28,567
4.75%, 4/25/12	10,140,000	PLN	3,227,451
5.25%, 4/25/13	405,000	PLN	129,782
5.00%, 10/24/13	90,000	PLN	28,606
5.75%, 4/25/14	690,000	PLN	223,507
6.25%, 10/24/15	305,000	PLN	101,273
5.75%, 9/23/22	1,500,000	PLN	483,581
senior note, 6.375%, 7/15/19	440,000		519,587
[i] Strip, 1/25/12	780,000	PLN	232,932
[i] Strip, 7/25/12	6,935,000	PLN	2,017,956
			6,993,242
Qatar 0.2%			
[c] Government of Qatar, senior note, 144A, 6.55%, 4/09/19	170,000		205,105
Russia 3.1%			
Government of Russia,			
[c] 144A, 7.50%, 3/31/30	585,120		692,636
[f] senior bond, Reg S, 7.50%, 3/31/30	1,803,200		2,134,538
			2,827,174
South Africa 1.8%			
Government of South Africa,			
5.25%, 5/16/13	50,000	EUR	68,015
4.50%, 4/05/16	100,000	EUR	132,710
6.875%, 5/27/19	455,000		554,190
5.50%, 3/09/20	560,000		622,720
senior note, 6.50%, 6/02/14	25,000		28,499
senior note, 5.875%, 5/30/22	200,000		229,375
			1,635,509
South Korea 15.1%			
Korea Treasury Bond,			
4.75%, 12/10/11	1,305,600,000	KRW	1,108,974
4.75%, 3/10/12	340,000,000	KRW	289,421
5.25%, 9/10/12	816,000,000	KRW	703,465
4.25%, 12/10/12	3,646,000,000	KRW	3,093,207
5.25%, 3/10/13	2,524,750,000	KRW	2,182,854
5.75%, 9/10/13	220,000,000	KRW	193,722
5.00%, 9/10/16	16,000,000	KRW	13,874
senior bond, 5.50%, 6/10/11	585,930,000	KRW	497,761
senior bond, 4.00%, 6/10/12	6,629,170,000	KRW	5,586,576
senior note, 7.125%, 4/16/19	260,000		331,285
			14,001,139

Annual Report | 23

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton International Bond Fund	Principal Amount*	Value
Bonds (continued)		
Sri Lanka 0.9%		
Government of Sri Lanka,		
A, 12.00%, 7/15/11	2,240,000 LKR	$ 20,476
A, 8.50%, 1/15/13	13,400,000 LKR	118,852
A, 13.50%, 2/01/13	13,100,000 LKR	128,328
A, 7.00%, 3/01/14	1,440,000 LKR	12,014
A, 11.25%, 7/15/14	34,600,000 LKR	326,206
A, 11.00%, 8/01/15	26,300,000 LKR	247,860
B, 6.60%, 6/01/14	1,100,000 LKR	8,965
		862,701
[i] **Supranational 1.0%**		
Corporacion Andina De Fomento, 8.125%, 6/04/19	240,000	304,173
European Investment Bank, senior note, 5.375%, 7/16/12	3,900,000 NOK	653,094
		957,267
Sweden 3.2%		
Government of Sweden, 5.25%, 3/15/11	21,585,000 SEK	2,990,342
United Arab Emirates 0.2%		
[c] Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19	170,000	207,261
Venezuela 1.6%		
Government of Venezuela, 10.75%, 9/19/13	305,000	290,055
Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11	1,275,000	1,153,455
		1,443,510
Vietnam 0.6%		
[c] Government of Vietnam, 144A, 6.75%, 1/29/20	535,000	581,813
Total Bonds (Cost $68,618,528)		72,067,119
Short Term Investments 19.0%		
Foreign Government and Agency Securities 16.1%		
Egypt 4.8%		
[i] Egypt Treasury Bills,		
2/08/11	5,825,000 EGP	977,014
[h] 10/05/10 - 8/09/11	20,825,000 EGP	3,478,874
		4,455,888
Israel 3.5%		
[i] Israel Treasury Bills,		
1/05/11	5,460,000 ILS	1,422,605
10/06/10 - 8/03/11	7,044,300 ILS	1,828,081
		3,250,686

24 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton International Bond Fund	Principal Amount*	Value
Short Term Investments (continued)		
Malaysia 7.7%		
[i]Bank of Negara Monetary Note,		
3/15/11	21,050,000 MYR	$ 6,576,246
11/02/10 - 7/19/11	1,450,000 MYR	450,780
[i]Malaysia Treasury Bills, 10/15/10 - 7/01/11	190,000 MYR	59,031
		7,086,057
Sri Lanka 0.0%[†]		
[i]Sri Lanka Treasury Bill, 7/08/11	1,400,000 LKR	11,503
Venezuela 0.1%		
[a,f]Government of Venezuela, Reg S, FRN, 1.513%, 4/20/11	75,000	72,000
Total Foreign Government and Agency Securities (Cost $15,119,744)		14,876,134
Total Investments before Money Market Funds (Cost $83,738,272)		86,943,253
	Shares	
Money Market Funds (Cost $2,709,499) 2.9%		
United States 2.9%		
[k,l]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	2,709,499	2,709,499
Total Investments (Cost $86,447,771) 96.9%		89,652,752
Other Assets, less Liabilities 3.1%		2,855,959
Net Assets 100.0%		$92,508,711

[†]Rounds to less than 0.1% of net assets.

[a]The coupon rate shown represents the rate at period end.

[d]Principal amount is stated in 1,000 Brazilian Units.

[k]Non-income producing.

Annual Report | 25

Templeton Income Trust

Statement of Investments, August 31, 2010 (continued)

Templeton International Bond Fund

At August 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton International Bond Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	JPHQ	Sell	3,908,000	83,149		9/27/10	$ 406	$ —
Indian Rupee	DBAB	Sell	9,760,000	207,571		9/27/10	926	—
Japanese Yen	JPHQ	Sell	1,047,000	11,635		9/27/10	—	(827)
Japanese Yen	JPHQ	Buy	1,047,000	12,312		9/27/10	150	—
Malaysian Ringgit	JPHQ	Sell	404,752	122,846		9/27/10	—	(5,402)
Malaysian Ringgit	JPHQ	Buy	404,752	116,509		9/27/10	11,738	—
Swedish Krona	UBSW	Sell	1,879,000	198,794	EUR	9/27/10	—	(2,288)
Swedish Krona	UBSW	Buy	1,879,000	186,855	EUR	9/27/10	17,423	—
Japanese Yen	JPHQ	Sell	2,502,000	27,803		9/28/10	—	(1,978)
Japanese Yen	JPHQ	Buy	2,502,000	29,432		9/28/10	349	—
Swedish Krona	DBAB	Buy	929,000	92,161	EUR	9/28/10	8,894	—
Indian Rupee	DBAB	Buy	7,850,000	159,780		9/29/10	6,374	—
Indian Rupee	JPHQ	Buy	9,008,000	183,755		9/29/10	6,909	—
Japanese Yen	JPHQ	Sell	4,170,000	46,338		9/29/10	—	(3,296)
Euro	DBAB	Sell	780,000	1,141,085		10/04/10	152,285	—
Euro	UBSW	Sell	430,000	628,402		10/04/10	83,294	—
Philippine Peso	HSBC	Buy	6,113,000	126,367		10/04/10	7,967	—
Philippine Peso	DBAB	Buy	7,621,000	157,961		10/04/10	9,511	—
Philippine Peso	DBAB	Buy	9,112,000	189,561		10/05/10	10,655	—
Philippine Peso	HSBC	Buy	9,114,000	189,556		10/05/10	10,704	—
Euro	UBSW	Sell	195,000	283,277		10/06/10	36,077	—
Philippine Peso	JPHQ	Buy	2,407,000	50,546		10/06/10	2,337	—
Philippine Peso	DBAB	Buy	7,480,000	157,966		10/07/10	6,355	—
Euro	UBSW	Sell	193,000	283,469		10/08/10	38,805	—
Philippine Peso	DBAB	Buy	5,986,000	126,383		10/08/10	5,104	—
Philippine Peso	HSBC	Buy	5,997,000	126,376		10/08/10	5,352	—
Philippine Peso	CITI	Buy	2,994,000	63,186		10/08/10	2,580	—
Philippine Peso	JPHQ	Buy	2,986,000	63,181		10/08/10	2,409	—
Malaysian Ringgit	DBAB	Sell	157,442	47,329		10/12/10	—	(2,509)
Malaysian Ringgit	DBAB	Buy	157,442	45,683		10/12/10	4,155	—
Philippine Peso	DBAB	Buy	1,782,000	37,907		10/12/10	1,219	—
Malaysian Ringgit	DBAB	Sell	67,946	20,424		10/13/10	—	(1,083)
Malaysian Ringgit	DBAB	Buy	67,946	20,006		10/13/10	1,501	—
Philippine Peso	HSBC	Buy	2,972,000	63,194		10/13/10	2,054	—
Philippine Peso	JPHQ	Buy	10,386,000	221,584		10/13/10	6,431	—
Chinese Yuan	HSBC	Buy	472,423	47,974	EUR	10/15/10	8,597	—
Philippine Peso	JPHQ	Buy	644,000	13,731		10/15/10	404	—
Chinese Yuan	HSBC	Buy	474,727	48,062	EUR	10/18/10	8,827	—
Philippine Peso	JPHQ	Buy	2,137,000	45,740		10/18/10	1,151	—
Chinese Yuan	HSBC	Buy	636,308	64,236	EUR	10/19/10	12,065	—
Philippine Peso	DBAB	Buy	1,077,000	22,876		10/19/10	753	—
Chinese Yuan	HSBC	Buy	393,000	59,559		10/21/10	—	(1,813)
Philippine Peso	DBAB	Buy	4,305,000	91,498		10/21/10	2,933	—
Philippine Peso	JPHQ	Buy	2,161,000	45,735		10/21/10	1,667	—
Chinese Yuan	HSBC	Buy	568,068	86,283		10/25/10	—	(2,809)
Philippine Peso	HSBC	Buy	6,664,000	139,853		10/25/10	6,261	—
Philippine Peso	DBAB	Buy	4,438,000	93,235		10/25/10	4,072	—
Philippine Peso	JPHQ	Buy	2,220,000	46,609		10/25/10	2,066	—

Annual Report | 27

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton International Bond Fund

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chinese Yuan	HSBC	Buy	968,175	146,644	10/26/10	$ —	$ (4,377)
Euro	BZWS	Sell	152,000	227,407	10/26/10	34,724	—
Euro	DBAB	Sell	306,000	451,962	10/26/10	64,060	—
Indian Rupee	HSBC	Buy	5,734,000	120,614	10/26/10	296	—
Indian Rupee	DBAB	Buy	17,184,000	361,860	10/26/10	491	—
Philippine Peso	HSBC	Buy	5,763,000	121,216	10/26/10	5,129	—
Chinese Yuan	HSBC	Buy	578,604	87,462	10/27/10	—	(2,439)
Euro	UBSW	Sell	289,000	432,792	10/27/10	66,441	—
Indian Rupee	HSBC	Buy	8,542,000	180,929	10/27/10	—	(833)
Philippine Peso	DBAB	Buy	1,781,000	37,291	10/28/10	1,747	—
Euro	DBAB	Sell	39,000	57,607	11/02/10	8,169	—
Euro	DBAB	Sell	148,000	217,590	11/03/10	29,980	—
Euro	DBAB	Sell	113,000	165,686	11/05/10	22,444	—
Japanese Yen	CITI	Sell	34,542,911	381,764	11/08/10	—	(29,584)
Japanese Yen	BZWS	Sell	33,933,000	378,896	11/10/10	—	(25,199)
Japanese Yen	BZWS	Sell	44,512,000	496,758	11/12/10	—	(33,331)
Japanese Yen	UBSW	Sell	34,402,400	384,260	11/12/10	—	(25,435)
Japanese Yen	DBAB	Sell	23,793,000	265,621	11/15/10	—	(17,737)
Japanese Yen	JPHQ	Sell	11,881,000	132,808	11/16/10	—	(8,688)
Japanese Yen	BZWS	Sell	5,730,000	63,777	11/16/10	—	(4,465)
Japanese Yen	BZWS	Sell	23,724,000	265,628	11/17/10	—	(16,916)
Japanese Yen	UBSW	Sell	9,491,000	106,247	11/17/10	—	(6,788)
Japanese Yen	HSBC	Sell	6,209,000	69,066	11/17/10	—	(4,880)
Chinese Yuan	JPHQ	Buy	17,500,000	2,654,532	11/18/10	—	(82,601)
Euro	DBAB	Sell	59,619	88,593	11/18/10	13,021	—
Euro	UBSW	Sell	151,344	226,077	11/18/10	34,234	—
Japanese Yen	BZWS	Sell	33,082,000	371,870	11/18/10	—	(22,128)
Malaysian Ringgit	JPHQ	Sell	8,405,000	2,545,427	11/18/10	—	(108,927)
Malaysian Ringgit	DBAB	Sell	3,100,000	930,651	11/18/10	—	(48,349)
Malaysian Ringgit	JPHQ	Buy	8,405,000	2,500,000	11/18/10	154,354	—
Malaysian Ringgit	DBAB	Buy	3,100,000	920,428	11/18/10	58,573	—
Euro	DBAB	Sell	21,877	32,782	11/29/10	5,052	—
Japanese Yen	BZWS	Sell	37,381,000	424,998	11/29/10	—	(20,258)
Japanese Yen	BOFA	Sell	25,656,000	289,530	11/29/10	—	(16,066)
Japanese Yen	CITI	Sell	9,278,000	106,247	11/29/10	—	(4,266)
Norwegian Krone	UBSW	Buy	2,184,000	255,430 EUR	11/29/10	21,021	—
Swedish Krona	BZWS	Buy	446,080	43,127 EUR	11/30/10	5,635	—
Japanese Yen	DBAB	Sell	23,005,000	265,625	12/01/10	—	(8,402)
Norwegian Krone	UBSW	Buy	710,000	82,319 EUR	12/01/10	7,734	—
Mexican Peso	CITI	Sell	884,000	65,091	12/02/10	—	(1,267)
Chilean Peso	DBAB	Buy	19,120,000	38,568	12/06/10	—	(657)
Chilean Peso	MLCO	Buy	14,530,000	29,354	12/06/10	—	(544)
Chinese Yuan	HSBC	Buy	210,000	31,708	12/06/10	—	(838)
Chinese Yuan	HSBC	Buy	265,000	26,629 EUR	12/06/10	5,201	—
Malaysian Ringgit	JPHQ	Sell	315,576	95,502	12/06/10	—	(4,046)
Malaysian Ringgit	JPHQ	Buy	315,576	93,063	12/06/10	6,485	—
Chilean Peso	MLCO	Buy	21,860,000	44,073	12/07/10	—	(731)
Euro	UBSW	Sell	4,392	6,607	12/07/10	1,041	—

28 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton International Bond Fund

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chinese Yuan	JPHQ	Buy	157,553	23,692	12/13/10	$ —	$ (529)
Chinese Yuan	HSBC	Buy	316,001	47,526	12/14/10	—	(1,068)
Chinese Yuan	HSBC	Buy	317,225	47,735	12/15/10	—	(1,097)
Malaysian Ringgit	JPHQ	Sell	187,321	56,666	12/16/10	—	(2,388)
Malaysian Ringgit	JPHQ	Buy	187,321	54,917	12/16/10	4,138	—
Malaysian Ringgit	JPHQ	Sell	66,286	20,051	12/17/10	—	(844)
Malaysian Ringgit	JPHQ	Buy	66,286	19,439	12/17/10	1,457	—
Malaysian Ringgit	JPHQ	Sell	79,321	23,991	12/21/10	—	(1,008)
Malaysian Ringgit	JPHQ	Buy	79,321	23,159	12/21/10	1,840	—
Malaysian Ringgit	HSBC	Sell	51,503	15,562	12/23/10	—	(668)
Malaysian Ringgit	HSBC	Buy	51,503	14,974	12/23/10	1,256	—
Japanese Yen	CITI	Sell	18,818,061	206,111	12/28/10	—	(18,129)
Japanese Yen	JPHQ	Sell	18,778,488	206,111	12/28/10	—	(17,657)
Japanese Yen	BZWS	Sell	18,748,705	206,111	12/28/10	—	(17,302)
Malaysian Ringgit	HSBC	Sell	58,271	17,605	12/28/10	—	(753)
Malaysian Ringgit	HSBC	Buy	58,271	16,918	12/28/10	1,439	—
Chilean Peso	DBAB	Buy	276,100,000	550,000	1/04/11	—	(3,408)
Euro	DBAB	Sell	196,400	282,934	1/04/11	34,004	—
Indian Rupee	JPHQ	Buy	52,272,000	1,100,000	1/04/11	—	(7,346)
Norwegian Krone	DBAB	Buy	19,050,000	2,250,443 EUR	1/04/11	149,431	—
Philippine Peso	JPHQ	Buy	51,942,000	1,100,000	1/04/11	30,489	—
Poland Zloty	DBAB	Buy	6,320,000	1,501,188 EUR	1/04/11	82,604	—
Swedish Krona	DBAB	Buy	15,800,000	1,536,068 EUR	1/04/11	187,441	—
Chilean Peso	MLCO	Buy	46,917,000	94,686	1/07/11	—	(1,820)
Chilean Peso	DBAB	Buy	27,470,000	55,094	1/07/11	—	(721)
Japanese Yen	BZWS	Sell	15,680,000	172,095	1/07/11	—	(14,778)
Japanese Yen	CITI	Sell	7,840,000	86,039	1/07/11	—	(7,398)
Japanese Yen	UBSW	Sell	7,840,000	86,055	1/07/11	—	(7,382)
Malaysian Ringgit	DBAB	Sell	157,442	47,176	1/07/11	—	(2,392)
Malaysian Ringgit	DBAB	Buy	157,442	46,429	1/07/11	3,140	—
Chilean Peso	DBAB	Buy	38,600,000	78,808	1/10/11	—	(2,416)
Euro	UBSW	Sell	80,000	114,388	1/11/11	12,993	—
Euro	DBAB	Sell	86,000	122,921	1/11/11	13,921	—
Japanese Yen	HSBC	Sell	7,870,000	86,011	1/11/11	—	(7,788)
Japanese Yen	DBAB	Sell	7,860,000	85,993	1/11/11	—	(7,687)
Euro	CITI	Sell	32,570	47,148	1/13/11	5,867	—
Euro	UBSW	Sell	75,162	109,074	1/13/11	13,811	—
Euro	JPHQ	Sell	22,549	32,640	1/13/11	4,061	—
Japanese Yen	HSBC	Sell	20,830,000	227,114	1/13/11	—	(21,157)
Philippine Peso	JPHQ	Buy	19,456,000	418,348	1/13/11	4,701	—
Euro	BZWS	Sell	40,087	58,166	1/14/11	7,359	—
Japanese Yen	BZWS	Sell	20,680,000	227,187	1/14/11	—	(19,300)
Japanese Yen	UBSW	Sell	16,450,000	181,757	1/14/11	—	(14,312)
Philippine Peso	HSBC	Buy	3,120,000	66,709	1/14/11	1,124	—
Euro	DBAB	Sell	105,000	151,890	1/18/11	18,811	—
Philippine Peso	DBAB	Buy	1,700,000	36,520	1/18/11	425	—
Philippine Peso	HSBC	Buy	2,981,000	63,859	1/18/11	925	—
Euro	CITI	Sell	48,798	70,080	1/19/11	8,233	—

Annual Report | 29

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton International Bond Fund

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	32,570	46,717	1/19/11	$ 5,437	$ —
Philippine Peso	JPHQ	Buy	4,246,000	91,106	1/19/11	1,160	—
Philippine Peso	DBAB	Buy	1,064,000	22,769	1/19/11	352	—
Euro	UBSW	Sell	57,624	81,077	1/25/11	8,044	—
Euro	DBAB	Sell	81,000	113,599	1/25/11	10,940	—
Brazilian Real	DBAB	Buy	448,000	20,401,337 JPY	1/26/11	3,579	—
Japanese Yen	BZWS	Sell	37,960,000	422,659	1/26/11	—	(29,867)
Japanese Yen	UBSW	Sell	33,200,000	369,702	1/26/11	—	(26,079)
Japanese Yen	DBAB	Sell	9,460,000	105,616	1/26/11	—	(7,158)
Brazilian Real	HSBC	Buy	167,000	7,629,855 JPY	1/27/11	1,015	—
Euro	CITI	Sell	111,900	157,975	1/27/11	16,153	—
Japanese Yen	HSBC	Sell	32,643,000	363,455	1/27/11	—	(25,692)
Chilean Peso	JPHQ	Buy	81,300,000	160,368	1/28/11	373	—
Euro	BZWS	Sell	370,000	520,105	1/28/11	51,170	—
New Zealand Dollar	DBAB	Sell	667,187	457,849	1/28/11	—	(1,996)
New Zealand Dollar	UBSW	Sell	117,412	80,295	1/28/11	—	(629)
Norwegian Krone	UBSW	Buy	3,808,000	454,676 EUR	1/28/11	23,031	—
Swedish Krona	UBSW	Buy	4,650,000	454,692 EUR	1/28/11	51,574	—
Chilean Peso	DBAB	Buy	118,000,000	228,218	1/31/11	5,046	—
Chilean Peso	JPHQ	Buy	117,000,000	227,419	1/31/11	3,868	—
Euro	UBSW	Sell	86,000	120,426	1/31/11	11,431	—
Euro	BZWS	Sell	90,000	126,135	1/31/11	12,071	—
Euro	DBAB	Sell	516,000	723,148	1/31/11	69,179	—
Chilean Peso	MLCO	Buy	66,200,000	127,148	2/02/11	3,703	—
Chilean Peso	DBAB	Buy	68,600,000	132,165	2/02/11	3,430	—
Brazilian Real	HSBC	Buy	1,289,100	644,080	2/03/11	64,700	—
Chilean Peso	DBAB	Buy	33,200,000	63,425	2/03/11	2,194	—
Brazilian Real	DBAB	Buy	1,263,424	640,000	2/04/11	54,500	—
Euro	DBAB	Sell	462,000	643,705	2/04/11	58,179	—
New Zealand Dollar	DBAB	Sell	186,524	127,918	2/04/11	—	(567)
Chilean Peso	DBAB	Buy	27,740,000	52,182	2/07/11	2,634	—
Australian Dollar	UBSW	Sell	392,548	320,495	2/08/11	—	(22,414)
Australian Dollar	MSCO	Sell	392,656	321,134	2/08/11	—	(21,870)
Australian Dollar	UBSW	Buy	392,548	327,000	2/08/11	15,909	—
Australian Dollar	MSCO	Buy	392,656	327,000	2/08/11	16,004	—
Chilean Peso	JPHQ	Buy	31,400,000	58,309	2/08/11	3,736	—
Chilean Peso	BZWS	Buy	31,600,000	58,297	2/08/11	4,143	—
Chilean Peso	DBAB	Buy	47,200,000	87,570	2/08/11	5,696	—
Euro	CITI	Sell	203,000	278,586	2/08/11	21,312	—
Euro	UBSW	Sell	152,000	208,673	2/08/11	16,035	—
Norwegian Krone	UBSW	Buy	892,800	107,136 EUR	2/08/11	4,642	—
Australian Dollar	DBAB	Buy	124,000	9,196,336 JPY	2/09/11	—	(1,345)
Australian Dollar	CITI	Buy	124,000	9,177,612 JPY	2/09/11	—	(1,122)
Australian Dollar	BZWS	Buy	124,000	9,154,920 JPY	2/09/11	—	(851)
Chilean Peso	BZWS	Buy	65,200,000	121,472	2/09/11	7,354	—
Chilean Peso	MLCO	Buy	32,900,000	61,353	2/09/11	3,653	—
Euro	HSBC	Sell	152,000	207,875	2/09/11	15,237	—
Euro	BZWS	Sell	203,000	277,029	2/09/11	19,756	—

30 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton International Bond Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	114,000	155,724		2/09/11	$ 11,245	$ —
Norwegian Krone	UBSW	Buy	1,247,800	149,985	EUR	2/09/11	6,164	—
Norwegian Krone	DBAB	Buy	1,783,000	214,285	EUR	2/09/11	8,847	—
Chilean Peso	DBAB	Buy	18,700,000	34,807		2/10/11	2,140	—
Chilean Peso	MLCO	Buy	18,700,000	34,807		2/10/11	2,140	—
Euro	DBAB	Sell	51,000	69,732		2/10/11	5,097	—
Euro	BZWS	Sell	290,000	396,077		2/10/11	28,545	—
Japanese Yen	MSCO	Sell	49,397,000	555,255		2/10/11	—	(33,738)
South Korean Won	HSBC	Buy	206,000,000	15,498,043	JPY	2/10/11	—	(14,374)
Chilean Peso	BZWS	Buy	18,700,000	34,870		2/11/11	2,074	—
Euro	UBSW	Sell	327,000	448,612		2/11/11	34,188	—
Chilean Peso	DBAB	Buy	18,500,000	34,873		2/14/11	1,671	—
Euro	DBAB	Sell	118,000	161,772		2/14/11	12,226	—
Malaysian Ringgit	DBAB	Sell	272,835	81,641		2/14/11	—	(4,062)
Malaysian Ringgit	DBAB	Buy	272,835	79,025		2/14/11	6,677	—
New Zealand Dollar	HSBC	Sell	20,321	13,674		2/14/11	—	(313)
South Korean Won	JPHQ	Buy	71,000,000	5,378,787	JPY	2/14/11	—	(5,412)
South Korean Won	DBAB	Buy	61,000,000	4,634,554	JPY	2/14/11	—	(4,809)
South Korean Won	HSBC	Buy	121,000,000	103,676		2/14/11	—	(3,593)
South Korean Won	HSBC	Sell	121,000,000	100,041		2/14/11	—	(41)
Chilean Peso	MSCO	Buy	36,800,000	69,572		2/16/11	3,112	—
Euro	UBSW	Sell	194,000	263,821		2/16/11	17,958	—
Euro	JPHQ	Sell	194,000	263,956		2/16/11	18,093	—
South Korean Won	JPHQ	Buy	41,000,000	3,138,635	JPY	2/16/11	—	(3,518)
Malaysian Ringgit	HSBC	Sell	69,000	20,805		2/17/11	—	(865)
Malaysian Ringgit	HSBC	Buy	69,000	20,057		2/17/11	1,613	—
Chilean Peso	DBAB	Buy	9,500,000	18,164		2/18/11	597	—
Chilean Peso	JPHQ	Buy	18,900,000	36,069		2/18/11	1,257	—
Euro	UBSW	Sell	198,000	272,014		2/18/11	21,083	—
Euro	DBAB	Sell	198,000	272,040		2/18/11	21,109	—
Chilean Peso	MSCO	Buy	99,000,000	188,707		2/22/11	6,766	—
Chilean Peso	JPHQ	Buy	32,200,000	61,550		2/22/11	2,028	—
Chilean Peso	DBAB	Buy	18,900,000	36,176		2/22/11	1,142	—
Japanese Yen	JPHQ	Sell	32,100,000	356,746		2/22/11	—	(26,069)
Japanese Yen	HSBK	Sell	32,060,000	356,567		2/22/11	—	(25,771)
Chilean Peso	MLCO	Buy	19,100,000	36,212		2/23/11	1,498	—
Chilean Peso	MSCO	Buy	18,900,000	36,089		2/24/11	1,224	—
Chilean Peso	DBAB	Buy	28,400,000	54,323		2/25/11	1,743	—
Chilean Peso	MSCO	Buy	40,460,000	77,382		2/25/11	2,492	—
Malaysian Ringgit	JPHQ	Sell	900,000	271,559		2/25/11	—	(10,961)
Malaysian Ringgit	JPHQ	Buy	900,000	263,605		2/25/11	18,915	—
Chilean Peso	JPHQ	Buy	18,000,000	34,221		2/28/11	1,308	—
Chilean Peso	MSCO	Buy	22,000,000	41,945		3/01/11	1,476	—
Chilean Peso	MLCO	Buy	9,400,000	17,929		3/01/11	624	—
Japanese Yen	UBSW	Sell	36,900,000	414,802		3/01/11	—	(25,302)
Japanese Yen	JPHQ	Sell	33,100,000	370,462		3/01/11	—	(24,320)
Japanese Yen	HSBK	Sell	33,100,000	370,673		3/01/11	—	(24,109)
Chilean Peso	DBAB	Buy	5,500,000	10,526		3/02/11	328	—

Annual Report | 31

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton International Bond Fund

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	UBSW	Sell	268,000	367,096	3/07/11	$ 27,463	$ —
Euro	BOFA	Sell	202,000	276,389	3/07/11	20,397	—
Euro	HSBK	Sell	71,000	97,156	3/08/11	7,179	—
Chilean Peso	DBAB	Buy	91,511,875	181,301	3/10/11	—	(797)
Chilean Peso	MSCO	Buy	8,800,000	16,997	3/15/11	355	—
Euro	DBAB	Sell	516,000	709,074	3/16/11	55,165	—
Indian Rupee	JPHQ	Buy	5,450,000	117,609	3/16/11	—	(4,583)
Euro	DBAB	Sell	47,000	64,162	3/17/11	4,601	—
Japanese Yen	CITI	Sell	16,634,000	184,682	3/18/11	—	(13,765)
Japanese Yen	UBSW	Sell	13,490,000	150,004	3/18/11	—	(10,935)
Japanese Yen	MSCO	Sell	10,000,000	110,985	3/18/11	—	(8,317)
Chilean Peso	JPHQ	Buy	19,100,000	37,008	3/21/11	638	—
Euro	DBAB	Sell	114,000	156,593	3/21/11	12,126	—
Euro	DBAB	Sell	122,000	166,562	3/22/11	11,957	—
Japanese Yen	BOFA	Sell	13,651,450	151,708	3/22/11	—	(11,168)
New Israeli Shekel	MSCO	Buy	248,363	66,144	3/29/11	—	(1,255)
New Israeli Shekel	MSCO	Buy	150,857	40,237	3/31/11	—	(825)
Euro	HSBK	Sell	396,000	535,166	4/07/11	33,347	—
Euro	DBAB	Sell	330,000	445,939	4/07/11	27,757	—
Euro	UBSW	Sell	198,000	267,478	4/07/11	16,569	—
Indian Rupee	DBAB	Buy	2,207,000	48,628	4/11/11	—	(2,980)
Indian Rupee	DBAB	Buy	4,732,000	104,252	4/12/11	—	(6,388)
Euro	UBSW	Sell	450,000	606,195	4/13/11	35,952	—
Indian Rupee	JPHQ	Buy	3,179,000	70,239	4/13/11	—	(4,499)
Euro	HSBK	Sell	281,000	383,604	4/14/11	27,520	—
Indian Rupee	JPHQ	Buy	3,120,000	68,935	4/15/11	—	(4,429)
Indian Rupee	JPHQ	Buy	1,559,000	34,301	4/19/11	—	(2,082)
Indian Rupee	DBAB	Buy	1,094,000	24,097	4/19/11	—	(1,488)
Malaysian Ringgit	JPHQ	Sell	57,051	17,183	4/19/11	—	(671)
Malaysian Ringgit	JPHQ	Buy	57,051	17,484	4/19/11	370	—
Japanese Yen	UBSW	Sell	20,800,000	226,822	4/20/11	—	(21,461)
Japanese Yen	CITI	Sell	20,800,000	226,942	4/20/11	—	(21,341)
Malaysian Ringgit	JPHQ	Sell	163,000	49,089	4/22/11	—	(1,914)
Malaysian Ringgit	JPHQ	Buy	163,000	50,192	4/22/11	810	—
Chilean Peso	MSCO	Buy	347,220,000	661,044	4/25/11	21,703	—
Euro	UBSW	Sell	57,000	75,744	4/26/11	3,515	—
Indian Rupee	DBAB	Buy	2,216,000	48,929	4/26/11	—	(3,165)
Chilean Peso	JPHQ	Buy	103,971,000	197,946	4/27/11	6,467	—
Indian Rupee	JPHQ	Buy	316,000	6,973	4/27/11	—	(447)
Chilean Peso	CITI	Buy	167,590,000	321,054	4/28/11	8,416	—
Indian Rupee	JPHQ	Buy	1,569,000	34,620	4/28/11	—	(2,224)
Indian Rupee	JPHQ	Buy	1,570,000	34,658	4/29/11	—	(2,244)
Peruvian Nuevo Sol	DBAB	Buy	178,448	62,231	4/29/11	1,533	—
Peruvian Nuevo Sol	DBAB	Buy	70,000	24,399	5/06/11	610	—
Chilean Peso	DBAB	Buy	18,800,000	35,405	5/10/11	1,524	—
Japanese Yen	CITI	Sell	85,413,000	958,903	5/10/11	—	(60,977)
Japanese Yen	UBSW	Sell	85,371,000	958,901	5/10/11	—	(60,477)
Japanese Yen	DBAB	Sell	57,105,000	639,259	5/10/11	—	(42,607)

32 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton International Bond Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	DBAB	Buy	3,003,000	63,194		6/01/11	$ —	$ (1,401)
Euro	MSCO	Sell	2,850,000	3,511,542		6/03/11	—	(99,699)
Indian Rupee	HSBK	Buy	3,471,000	72,113		6/03/11	—	(702)
Indian Rupee	DBAB	Buy	2,212,000	45,759		6/07/11	—	(266)
Poland Zloty	DBAB	Buy	504,000	120,791	EUR	6/07/11	3,708	—
Poland Zloty	CITI	Buy	98,000	23,501	EUR	6/07/11	703	—
Indian Rupee	HSBK	Buy	590,000	12,387		6/08/11	—	(254)
Indian Rupee	DBAB	Buy	599,000	12,461		6/10/11	—	(145)
Indian Rupee	HSBK	Buy	1,490,000	31,002		6/13/11	—	(374)
Indian Rupee	DBAB	Buy	1,499,000	31,445		6/16/11	—	(641)
Indian Rupee	DBAB	Buy	1,365,000	28,670		6/20/11	—	(630)
Indian Rupee	JPHQ	Buy	1,388,000	29,111		6/22/11	—	(602)
Swedish Krona	CITI	Buy	4,902,115	513,832	EUR	6/23/11	8,338	—
Indian Rupee	DBAB	Buy	2,100,000	44,501		6/24/11	—	(1,376)
Indian Rupee	HSBK	Buy	1,410,000	29,678		6/27/11	—	(731)
Swedish Krona	UBSW	Buy	1,661,000	172,945	EUR	6/29/11	4,256	—
Chilean Peso	DBAB	Buy	226,696,000	411,053		7/05/11	32,480	—
Indian Rupee	DBAB	Buy	21,061,400	439,695		7/05/11	—	(7,610)
Indian Rupee	DBAB	Buy	1,394,000	28,742		7/11/11	—	(159)
Indian Rupee	JPHQ	Buy	2,242,000	46,198		7/12/11	—	(230)
Indian Rupee	DBAB	Buy	704,000	14,561		7/12/11	—	(127)
Japanese Yen	MSCO	Sell	16,900,000	197,739		8/05/11	—	(4,393)
Japanese Yen	UBSW	Sell	15,167,000	178,484		8/18/11	—	(2,968)
Japanese Yen	JPHQ	Sell	7,537,000	88,235		8/18/11	—	(1,935)
Japanese Yen	DBAB	Sell	9,240,000	108,738		8/18/11	—	(1,806)
Japanese Yen	HSBK	Sell	7,502,000	88,272		8/19/11	—	(1,480)
Euro	UBSW	Sell	170,000	218,912		8/22/11	3,523	—
Japanese Yen	BZWS	Sell	7,521,000	88,539		8/22/11	—	(1,447)
Japanese Yen	DBAB	Sell	7,530,000	88,755		8/22/11	—	(1,338)
Japanese Yen	MSCO	Sell	6,000,000	70,635		8/22/11	—	(1,153)
Euro	UBSW	Sell	170,000	218,555		8/23/11	3,166	—
Japanese Yen	FBCO	Sell	14,916,000	175,482		8/23/11	—	(2,985)
Japanese Yen	CITI	Sell	15,026,000	177,187		8/23/11	—	(2,596)
Japanese Yen	DBAB	Sell	7,432,000	87,784		8/23/11	—	(1,138)
Indian Rupee	HSBK	Buy	36,224,250	750,000		8/24/11	—	(10,109)
Japanese Yen	JPHQ	Sell	14,994,000	176,712		8/24/11	—	(2,692)
Japanese Yen	BZWS	Sell	14,944,000	176,568		8/24/11	—	(2,238)
Euro	BZWS	Sell	189,300	239,559		8/25/11	—	(283)
Japanese Yen	DBAB	Sell	17,053,000	200,918		8/25/11	—	(3,126)
Japanese Yen	BZWS	Sell	8,389,000	98,857		8/25/11	—	(1,520)
Swedish Krona	DBAB	Buy	11,117,000	1,177,274	EUR	8/25/11	1,091	—
Euro	UBSW	Sell	125,681	159,039		8/26/11	—	(198)
Indian Rupee	HSBK	Buy	3,936,000	81,071		8/26/11	—	(690)
Indian Rupee	JPHQ	Buy	3,908,000	80,378		8/26/11	—	(570)
Japanese Yen	JPHQ	Sell	22,517,000	265,939		8/26/11	—	(3,489)
Japanese Yen	UBSW	Sell	23,295,000	277,510		8/26/11	—	(1,227)
Japanese Yen	HSBK	Sell	54,780,000	655,316		8/26/11	—	(155)
Euro	JPHQ	Sell	55,232	69,730		8/29/11	—	(248)

Annual Report | 33

At August 31, 2010, the Fund had the following financial futures contracts outstanding. See Note 1(d).

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Templeton Income Trust

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

August 31, 2010

	Templeton International Bond Fund
Class A:	
Net assets, at value	$61,688,423
Shares outstanding	5,435,772
Net asset value per share[a]	$11.35
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.85
Class C:	
Net assets, at value	$13,002,674
Shares outstanding	1,144,521
Net asset value and maximum offering price per share[a]	$11.36
Class R:	
Net assets, at value	$ 413,408
Shares outstanding	36,408
Net asset value and maximum offering price per share	$11.35
Advisor Class:	
Net assets, at value	$17,404,206
Shares outstanding	1,532,159
Net asset value and maximum offering price per share	$11.36

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

38 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Notes to Financial Statements

Templeton International Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton International Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivative financial instruments trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

Annual Report | 39

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

40 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invests in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into financial futures contracts primarily to manage interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell a security for a specific price on a future date. Required initial margin deposits of cash or securities are pledged or received by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

Annual Report | 41

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund enters into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 10 regarding other derivative information.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund recognizes in its financial statements the effects including penalties and interest, if any, of a tax position taken on a tax return (or expected to be taken) when it’s more likely than not (a greater than 50% probability), based on the technical merits, that the tax position will be sustained upon examination by the tax authorities. As of August 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

Foreign securities held by the Fund may be subject to foreign taxation on income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries.

42 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report | 43

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

44 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary

Franklin Advisers, Inc. (Advisers)

Franklin Templeton Services, LLC (FT Services) Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Administrative manager Principal underwriter Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Funds as follows:

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on 0.20% of the average daily net assets of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Annual Report | 45

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended August 31, 2010, the Fund paid transfer agent fees of $65,028, of which $37,994 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses, for each class of the Fund do not exceed 0.74% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until December 31, 2010.

g. Other Affiliated Transactions

At August 31, 2010, Advisers owned 6.46% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

46 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

5. INCOME TAXES

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009, was as follows:

At August 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, swaps, tax straddles and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2010, aggregated $49,909,216 and $4,530,938, respectively.

Annual Report | 47

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund’s investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At August 31, 2010, the Fund had 12.50% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At August 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement on Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

48 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

10. OTHER DERIVATIVE INFORMATION (continued)

For the year ended August 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global

Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended August 31, 2010, the Fund did not use the Global Credit Facility.

Annual Report | 49

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of August 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

50 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 51

Templeton Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton International Bond Fund (“Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California October 21, 2010

52 | Annual Report

Templeton Income Trust

Tax Designation (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $103,578 as a long term capital gain dividend for the fiscal year ended August 31, 2010.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $94,484 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2010.

At August 31, 2010, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on August 17, 2010, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis of foreign tax paid, foreign source income and foreign qualified dividends as designated by the Fund to Class A, Class C, Class R, and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

Annual Report | 53

Templeton Income Trust

Tax Designation (unaudited) (continued)

In January 2011, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2010. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2010 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gain tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

54 | Annual Report

Templeton Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Principal Occupation During Past 5 Years:

Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Principal Occupation During Past 5 Years:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

Annual Report | 55

Principal Occupation During Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Principal Occupation During Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Principal Occupation During Past 5 Years:

Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Principal Occupation During Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

56 | Annual Report

Principal Occupation During Past 5 Years:

Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Annual Report | 57

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

58 | Annual Report

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Gregory E. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec is formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

Annual Report | 59

Templeton Income Trust

Shareholder Information

Templeton International Bond Fund

Board Review of Investment Management Agreement

At a meeting held May 18, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton International Bond Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

60 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton International Bond Fund

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed the investment performance of its Class A shares in comparison to a performance universe consisting of the Fund and all retail

Annual Report | 61

Templeton Income Trust

Shareholder Information (continued)

Templeton International Bond Fund

Board Review of Investment Management Agreement (continued)

and institutional international income funds as selected by Lipper. The Fund has been in operation for only three years, and such report showed the Fund’s income return for the one-year period to be in the highest quintile of its performance universe and its annualized income return to be in the second-highest quintile of such universe since inception. The Lipper report showed the Fund’s total return for the one-year period and annualized since inception to each be in the highest quintile of such universe. The Board was satisfied with such comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The contractual management fee rate of the Fund was above the median of its Lipper expense group, but its actual total expense ratio was in the least expensive quintile of such group. The Board was satisfied with these comparative expenses, noting that the Fund’s expenses were subsidized through fee waivers and expense reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been

62 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton International Bond Fund

Board Review of Investment Management Agreement (continued)

engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.50% on the first $200 million of Fund net assets; 0.45% on the next $1.1 billion of Fund net assets; and 0.40% on net assets in excess of $1.3 billion. The Fund is charged a separate fee for administrative services at the rate of 0.20% of its net assets. At the end of 2009, the Fund’s net assets were approximately $56 million and the Board did not believe any economies of scale existed at such asset level.

Annual Report | 63

Templeton Income Trust

Shareholder Information (continued)

Templeton International Bond Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

64 | Annual Report

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Annual Report and Shareholder Letter

Templeton International Bond Fund

Investment Manager Franklin Advisers, Inc. Principal Underwriter Franklin Templeton Distributors, Inc. (800) DIAL BEN® franklintempleton. com Shareholder Services (800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

©2010 Franklin Templeton Investments. All rights reserved.

447 A 10/10

AUGUST 31, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Income Trust

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on **franklintempleton.com**

FIXED INCOME

TEMPLETON GLOBAL TOTAL RETURN FUND

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST

MUTUAL FUNDS |

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups—Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the annual report

Annual Report

Templeton Global Total Return Fund

Your Fund’s Goal and Main Investments: Templeton Global Total Return Fund seeks total investment return consisting of a combination of interest income, capital appreciation and currency gains. Under normal market conditions, the Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, or government-related or corporate issuers worldwide (collectively, “bonds”). Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

Portfolio Breakdown[2] Based on Total Net Assets as of 8/31/10

Annual Report | 3

Asia Pacific
35.0%
Americas
30.1%
Other Europe
21.3%
Middle East & Africa
9.7%
EMU*
0.6%
Supranational**
0.4%
Other Net Assets
2.9%

*The Fund's EMU investments were in France, Germany and the Netherlands.

**The Fund's supranational investments were denominated in the Ghanaian cedi, Norwegian krone and U.S. dollar.

Economic and Market Overview

During the 12 months under review, the global economy shifted as a relatively fast-paced recovery from crisis-driven trough levels moderated. The recovery's pace across geographic regions and countries also became more uneven, particularly between developed and emerging economies. The recession and subsequent slow recovery in some developed countries revealed large public sector funding gaps, which aggravated sovereign credit fundamentals. Against this backdrop, risk appetite declined from earlier, higher levels as the period progressed, and markets increasingly began to discriminate between stronger and weaker fundamental positions. This market environment was positive not only for higher quality government bonds, but also for certain emerging market sovereign and corporate credit and currency markets with stronger economic fundamentals. On the contrary, most European currency and bond markets were negatively affected by the economic environment.

Economic performance in Asia excluding Japan (non-Japan Asia) was stronger than in other regions, even as the annual pace of expansion moderated from earlier in the Fund's fiscal year. In 2010's second quarter, real gross domestic product (GDP) growth registered annual rates of 10.3% in China, 8.9% in Malaysia, 8.8% in India, 7.9% in the Philippines and 7.2% in South Korea.[2] With relatively robust performances over the past year, non-Japan Asian economies were among the first to return to trend growth. In South Korea, strong external trade began to positively affect the domestic economy by supporting a rebound in consumption and investment. As its measures of economic slack narrowed more quickly than elsewhere, the Asian region was also in the forefront of tightening monetary policy. China tightened liquidity conditions to prevent the formation of asset bubbles and to encourage a more sustainable economic growth rate. Elsewhere in the region, Australia raised its policy interest rate 150 basis points (bps; 100 bps equal one percentage point), India, 100 bps, Malaysia, 75 bps, New Zealand, 50 bps, and South Korea, 25 bps.

2. Sources: National Bureau of Statistics (China); Department of Statistics Malay (Malaysia); India Central Statistical Organisation; National Statistical Coordinat (Philippines); Bank of Korea (South Korea).

4 | Annual Report

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including evaluation of interest and currency exchange rates and credit risks.

Currency Breakdown
8/31/10

	% of Total Net Assets
Americas	**63.0%**
U.S. Dollar	51.6%
Mexican Peso	4.5%
Brazilian Real	3.7%
Chilean Peso	3.2%
Asia Pacific	**30.6%**
South Korean Won	13.8%
Malaysian Ringgit	9.8%
Australian Dollar	8.7%
Philippine Peso	4.8%
Indian Rupee	4.8%
Indonesian Rupiah	3.6%
Sri Lankan Rupee	2.5%
Chinese Yuan	0.7%
New Zealand Dollar*	-0.5%
Japanese Yen*	-17.6%
Middle East & Africa	**8.3%**
Egyptian Pound	4.6%
New Israeli Shekel	3.5%
Ghanaian Cedi	0.2%
Europe*	**-1.9%**
Norwegian Krone	7.6%
Polish Zloty	6.9%
Swedish Krona	6.5%
Hungarian Forint	2.4%
Euro*	-25.3%

Annual Report | 5

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is a “forward currency exchange contract”?

A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

Interest Rate Strategy

During the Fund’s fiscal year, we shortened the portfolio’s overall duration as the economic recovery took hold and strengthened. By period-end, we generally held shorter duration positioning in non-Japan Asia and Scandinavia given our outlook for interest rate tightening in those regions. With interest rates in the major economies of the U.S., Japan and the eurozone at historically low levels, significant central bank balance sheet expansion and unprecedented fiscal expenditures that drove record funding needs, we saw what we viewed as limited value in those government bond markets. For example, the U.S. fiscal deficit was 12.5% of GDP in 2009, and Japan’s was 10.3% of GDP.4 Our positioning, however, detracted from performance relative to the benchmark BC Multiverse Index as the long-term U.S. Treasury yield fell 93 bps over the period to 2.47%, Japan’s fell 34 bps to 0.97% and Germany’s declined 114 bps to 2.12%.

Despite moderating global growth momentum and a flight to quality driven by the European debt crisis, we found what we considered more attractive opportunities outside the G-3 (U.S., eurozone and Japan). Relative to the benchmark index, our interest rate strategies helped performance and more than offset the negative impact of not holding U.S, Japanese or German government bonds. We continued to hold some duration exposure in markets offering higher yields than the G-3 bond markets and where we saw potential for declining risk premiums, medium-term interest rate convergence or steep yield curves that we believed already priced in expected interest rate hikes. For example, during the fiscal year Indonesia’s long-term government bond yield declined 225 bps to 8.26% and Mexico’s fell 191 bps to 6.24%. Notably, we did not hold Greek government bonds.

Currency Strategy

Over the fiscal year, the Fund’s currency strategy, which included the use of forward currency exchange contracts, contributed to relative performance. We undertook a few strategies to position the Fund for increased differentiation in growth performance across regions and countries.

First, we emphasized currency exposure in developing markets over developed markets, particularly in regard to G-3 currencies. Most developing economies were not as leveraged as their developed market counterparts, in either the

4. Source: International Monetary Fund, “World Economic Outlook, April 2010.”

public or private sectors. In addition, such economies did not face politically difficult fiscal consolidation that could weigh on economic recovery. For example, public sector debt among developed economies was 90.1% of GDP in 2009 versus 37.5% among emerging economies.[4] In particular, in our analysis non-Japan Asia's stronger economic fundamentals could contribute to higher economic growth, earlier interest rate tightening, greater capital inflows and stronger balance-of-payment positions. In such an environment, we believe the region could experience a sustained tendency for currency appreciation against the euro, Japanese yen and U.S. dollar. As a result, we favored non-Japan Asian currencies in the portfolio. Over the 12-month reporting period, the Malaysian ringgit appreciated 12.22% against the U.S. dollar, the Indonesian rupiah, 11.57%, the Australian dollar, 5.58%, and the South Korean won, 4.17%.[5]

5. Source: IDC/Exshare.

6. Source: IBGE.

7. Source: IMF's WEO database.

What is balance of payments?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

Annual Report | 7

There were notable divergences in growth within the eurozone. Although some eurozone economies contracted in 2010’s second quarter, Germany’s GDP growth rate was 3.7%.8 As a major economic engine for Europe, Germany’s economy supported growth in central and eastern Europe. For example, German imports from Poland rose at a 32% annual pace in June 2010.8 Although its fundamental position remained strong, Poland’s currency was at times negatively affected by higher risk aversion stemming from market developments elsewhere in Europe. Overall, the Polish zloty gained 2.29% against the euro during the period.5

Third, while we looked for emerging market and other developed economies to diverge from and surpass those of the G-3, we saw opportunity to position for a meaningful divergence within the G-3. In the U.S., recent signs of labor market stabilization, a better-capitalized banking sector and an aggressive policy response to the recession supported a stronger economic recovery than in the eurozone or Japan. Although we do not anticipate imminent interest rate tightening in the U.S., we believe the U.S. will be the first of the G-3 to return to sustainably stronger growth, albeit at levels still below the pre-crisis trend. This belief underpinned our net-negative yen position, through the use of forward currency exchange contracts, against the U.S. dollar. In addition to our pessimistic outlook for Japanese growth, our net-negative yen exposure represented an implicit hedge against rising U.S. government bond yields given the high correlation between the value of the Japanese yen versus the U.S. dollar, the differential between interest rates in the U.S. and Japan, and our belief that U.S. Treasury yields will rise more than Japanese government bond yields. Although our euro strategy helped relative Fund performance, our yen strategy hindered it as the yen benefited from heightened risk aversion amid the European debt crisis and concerns over slowing global growth. Over the 12-month period, the Japanese yen rose 10.47% and the euro fell 11.44% against the U.S. dollar.5 At the same time, the U.S. dollar rose 2.21% against its major trading partners.5

Global Credit Strategy

In addition to investing in global government bonds, the Fund also invested in the credit sector. As an asset class, these investments typically compensate for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury yield curves. At period-end, the Fund was overweighted in emerging market sovereign credit and noninvestment-grade corporate credit and underweighted in investment-grade corporate credit and securitized credit. Relative to the benchmark index, the Fund’s overall positioning in sovereign and corporate credit benefited relative performance.

8. Source: German Federal Statistics Office.

8 | Annual Report

During the period, we continued to find what we considered attractive opportunities in global credit markets. U.S. dollar-denominated emerging market debt generated a 12-month return of +19.57% as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global.9 Although emerging market sovereign bond yield spreads narrowed from crisis-driven levels, we continued to find value in the sector. In particular, the global financial crisis and slower economic growth environment created financing needs in some countries with solid credit fundamentals that had not issued bonds in several years. Additionally, the BC Global Aggregate Corporate Index and the BC Global High Yield Index returned +5.84% and +20.86% over the reporting period.10 We continued to see select corporate credit opportunities. Improving U.S. economic growth underpinned corporate credit fundamentals and reduced default risk. After reaching historically wide levels in 2009, corporate yield spreads over U.S. Treasuries returned to historically average levels following strong performance across all sectors.

Thank you for your continued participation in Templeton Global Total Return Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Portfolio Manager Templeton Global Total Return Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

9. Source: © 2010 Morningstar. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

10. Source: © 2010 Morningstar. The BC Global Aggregate Corporate Index is the corporate component of the BC Global Aggregate Index. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, Standard & Poor’s and Fitch. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The BC Global High Yield Index provides a broad-based measure of the global high yield fixed income markets. It represents the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield, and Pan-European Emerging Markets High-Yield Indexes. The Global High Yield Index is a component of the Multiverse Index, along with the Global Aggregate Index.

The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Annual Report | 9

Performance Summary as of 8/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

10 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.84% (other than certain nonroutine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until 12/31/10.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	8/31/10
1-Year	+10.67%
Since Inception (9/30/08)	+17.30%

Class A (9/30/08–8/31/10)

$15,000
$10,000
$5,000
9/08
8/09
8/10
$13,581
$11,822
Templeton Global Total Return Fund
BC Multiverse Bond Index[7]

Average Annual Total Return

Class C	8/31/10
1-Year	+13.97%
Since Inception (9/30/08)	+19.48%

Class C (9/30/08–8/31/10)

$15,000
$10,000
$5,000
$14,068
$11,822

12 | Annual Report

Annual Report | 13

Performance Summary (continued)

Endnotes

Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Investing in derivative securities, such as financial futures, option contracts, currency forwards and swaps, and the use of foreign currency techniques involve special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is nondiversified, which involves the risk of greater price fluctuation than a more diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods shown.

3. Average annual total return represents the average annual change in value of an investment over the periods shown. 4. This figure represents the value of a hypothetical $10,000 investment in the Fund over the periods shown.

5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2010 Morningstar. The BC Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.09%; C: 1.49%; R: 1.34%; and Advisor: 0.84%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

16 | Annual Report

aFor the period September 30, 2008 (commencement of operations) to August 31, 2009.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

aFor the period September 30, 2008 (commencement of operations) to August 31, 2009.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period September 30, 2008 (commencement of operations) to August 31, 2009.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

aFor the period September 30, 2008 (commencement of operations) to August 31, 2009.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010

Templeton Global Total Return Fund	Shares	Value
Common Stocks 0.0%[†]		
United States 0.0%[†]		
[a,b] Comfort Co. Inc.	767	$ —
[a,c] Dex One Corp.	1,109	9,449
Total Common Stocks (Cost $34,392)		9,449
Preferred Stocks (Cost $2,130) 0.0%[†]		
United States 0.0%[†]		
[d] GMAC Inc., pfd., 144A, 7.00%	6	4,956
	Principal Amount*	
Bonds 76.6%		
Argentina 2.3%		
Government of Argentina,		
[e] GDP Linked Securities, 12/15/35	187,930,000	18,802,396
[f,g] senior bond, FRN, 0.677%, 8/03/12	12,337,000	2,806,668
		21,609,064
Australia 8.2%		
Government of Australia, TB123, 5.75%, 4/15/12	14,630,000 AUD	13,332,540
New South Wales Treasury Corp.,		
6.00%, 5/01/12	22,430,000 AUD	20,435,166
19RG, 6.00%, 4/01/19	542,000 AUD	512,933
Queensland Treasury Corp., 6.00%,		
6/14/11	28,360,000 AUD	25,544,770
8/14/13	4,400,000 AUD	4,078,241
Western Australia Treasury Corp., 5.50%, 7/17/12	14,830,000 AUD	13,432,846
Westpac Banking Corp., senior note, 4.20%, 2/27/15	400,000	428,126
[d] Woodside Finance Ltd., 144A, 4.50%, 11/10/14	700,000	744,934
		78,509,556
Bermuda 0.9%		
[d] Government of Bermuda, senior note, 144A, 5.603%, 7/20/20	5,440,000	5,886,406
Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16	400,000	432,500
[d] Intelsat Jackson Holding Ltd., senior note, 144A, 8.50%, 11/01/19	2,200,000	2,337,500
Intelsat Subsidiary Holding Co. Ltd., senior note,		
8.50%, 1/15/13	300,000	305,250
[d] 144A, 8.875%, 1/15/15	100,000	103,250
		9,064,906
Bosnia & Herzegovina 0.0%[†]		
[f] Government of Bosnia and Herzegovina, senior bond, B, FRN, 1.75%, 12/11/21	335,417 EUR	161,430
Brazil 2.4%		
[d] Centrais Eletricas Brasileiras SA, senior note, 144A, 6.875%, 7/30/19	280,000	330,400
Nota Do Tesouro Nacional,		
10.00%, 1/01/12	14,140[h] BRL	7,926,936
10.00%, 1/01/17	8,225[h] BRL	4,392,447
[i] Index Linked, 6.00%, 5/15/11	180[h] BRL	198,790

Annual Report | 21

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Bonds (continued)		
Brazil (continued)		
Nota Do Tesouro Nacional, (continued)		
[i] Index Linked, 6.00%, 5/15/13	695[h] BRL	$ 762,127
[i] Index Linked, 6.00%, 5/15/15	8,480[h] BRL	9,248,999
[i] Index Linked, 6.00%, 5/15/45	400[h] BRL	446,071
		23,305,770
Canada 0.2%		
Novelis Inc., senior note, 7.25%, 2/15/15	900,000	906,750
[d] OPTI Canada Inc., senior secured note, 144A,		
9.00%, 12/15/12	100,000	100,750
9.75%, 8/15/13	400,000	397,000
Teck Resources Ltd., senior secured note, 10.75%, 5/15/19	250,000	311,089
		1,715,589
Croatia 0.5%		
[d] Government of Croatia, 144A, 6.75%, 11/05/19	4,070,000	4,507,525
Egypt 0.8%		
[d] Arab Republic of Egypt, 144A, 5.75%, 4/29/20	6,565,000	7,205,088
Fiji 0.0%[†]		
Republic of Fiji, 6.875%, 9/13/11	400,000	394,000
France 0.2%		
[d,j] BNP Paribas, 144A, 7.195%, Perpetual	300,000	289,500
Compagnie Generale de Geophysique-Veritas, senior note,		
9.50%, 5/15/16	50,000	53,361
7.75%, 5/15/17	1,350,000	1,346,625
		1,689,486
Germany 0.2%		
[d] Conti-Gummy Finance BV, senior secured note, 144A, 8.50%, 7/15/15	200,000 EUR	267,495
KfW Bankengruppe, 4.66%, 1/05/12	8,500,000 NOK	1,379,721
[d] UPC Germany GmbH, senior secured note, 144A, 9.625%, 12/01/19	100,000 EUR	133,780
		1,780,996
Hungary 3.9%		
Government of Hungary,		
13/E, 7.50%, 10/24/13	1,069,400,000 HUF	4,772,005
16/C, 5.50%, 2/12/16	2,135,700,000 HUF	8,654,281
19/A, 6.50%, 6/24/19	281,900,000 HUF	1,165,494
20/A, 7.50%, 11/12/20	1,249,700,000 HUF	5,506,831
23/A, 6.00%, 11/24/23	739,800,000 HUF	2,867,474
senior note, 3.50%, 7/18/16	10,000 EUR	11,710
senior note, 4.375%, 7/04/17	105,000 EUR	125,844
senior note, 5.75%, 6/11/18	195,000 EUR	248,714
senior note, 6.25%, 1/29/20	14,015,000	14,312,819
senior note, 3.875%, 2/24/20	20,000 EUR	22,439
		37,687,611

22 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Bonds (continued)		
Indonesia 3.7%		
Government of Indonesia,		
FR31, 11.00%, 11/15/20	10,309,000,000 IDR	$ 1,356,521
FR34, 12.80%, 6/15/21	34,188,000,000 IDR	4,989,759
FR35, 12.90%, 6/15/22	3,540,000,000 IDR	518,150
FR36, 11.50%, 9/15/19	31,600,000,000 IDR	4,223,078
FR39, 11.75%, 8/15/23	6,350,000,000 IDR	872,758
FR40, 11.00%, 9/15/25	110,250,000,000 IDR	14,491,756
FR42, 10.25%, 7/15/27	2,150,000,000 IDR	256,197
FR43, 10.25%, 7/15/22	2,810,000,000 IDR	351,413
FR44, 10.00%, 9/15/24	7,250,000,000 IDR	887,805
FR46, 9.50%, 7/15/23	7,100,000,000 IDR	841,375
FR47, 10.00%, 2/15/28	26,890,000,000 IDR	3,141,596
FR52, 10.50%, 8/15/30	24,050,000,000 IDR	2,942,943
[d] senior bond, 144A, 8.50%, 10/12/35	200,000	294,125
[d] senior bond, 144A, 7.75%, 1/17/38	100,000	137,271
		35,304,747
Iraq 0.0%[†]		
[d] Government of Iraq, 144A, 5.80%, 1/15/28	250,000	216,250
Israel 0.7%		
Government of Israel, 2680, 7.00%, 4/29/11	24,055,000 ILS	6,509,803
Italy 0.1%		
[d] Wind Acquisition Finance SA, senior note, 144A,		
12.00%, 12/01/15	950,000	1,007,000
11.75%, 7/15/17	100,000	111,375
[d,k] Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	107,146 EUR	137,104
		1,255,479
Jamaica 0.2%		
[d] Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	2,000,000	2,025,000
Kazakhstan 0.2%		
HSBK (Europe) BV,		
[d] 144A, 7.25%, 5/03/17	200,000	199,735
[l] Reg S, 7.25%, 5/03/17	100,000	99,867
[d] KazMunaiGaz Finance Sub BV, senior note, 144A, 11.75%, 1/23/15	1,300,000	1,627,912
		1,927,514
Lithuania 1.5%		
[d] Government of Lithuania, 144A,		
6.75%, 1/15/15	2,320,000	2,523,000
7.375%, 2/11/20	10,320,000	11,700,300
		14,223,300

Annual Report | 23

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Bonds (continued)		
Malaysia 3.0%		
Government of Malaysia, senior bond,		
3.756%, 4/28/11	42,910,000 MYR	$ 13,698,766
3.833%, 9/28/11	38,140,000 MYR	12,221,109
3.718%, 6/15/12	1,430,000 MYR	459,213
0309, 2.711%, 2/14/12	8,280,000 MYR	2,617,949
		28,997,037
Mexico 4.5%		
Government of Mexico,		
M, 9.00%, 6/20/13	640,000[m] MXN	5,311,666
M 10, 7.25%, 12/15/16	550,000[m] MXN	4,453,414
M 10, 7.75%, 12/14/17	1,335,000[m] MXN	11,132,990
M 20, 10.00%, 12/05/24	730,000[m] MXN	7,252,538
M 20, 7.50%, 6/03/27	1,300,000[m] MXN	10,494,203
M 30, 10.00%, 11/20/36	118,000[m] MXN	1,209,833
[n] MI10, 9.00%, 12/20/12	380,000[m] MXN	3,118,996
		42,973,640
Netherlands 0.2%		
[d] Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	800,000	830,000
[d] NXP BV/NXP Funding LLC, senior secured note, 144A, 9.75%, 8/01/18	200,000	206,500
[d] UPC Holding BV, senior note, 144A, 9.875%, 4/15/18	150,000	156,938
Ziggo Bond Co.,		
[l] Reg S, 8.00%, 5/15/18	100,000 EUR	129,538
[d] senior bond, 144A, 8.00%, 5/15/18	600,000 EUR	777,227
		2,100,203
Norway 1.4%		
Government of Norway, 6.00%, 5/16/11	82,700,000 NOK	13,452,936
Peru 0.1%		
Government of Peru, 7.35%, 7/21/25	550,000	705,375
Poland 5.9%		
Government of Poland,		
4.25%, 5/24/11	660,000 PLN	209,489
4.75%, 4/25/12	71,870,000 PLN	22,875,430
5.25%, 4/25/13	4,360,000 PLN	1,397,163
5.00%, 10/24/13	1,620,000 PLN	514,909
5.75%, 4/25/14	5,625,000 PLN	1,822,063
senior note, 6.375%, 7/15/19	300,000	354,264
[o] Strip, 1/25/12	21,870,000 PLN	6,531,061
[o] Strip, 7/25/12	34,740,000 PLN	10,108,696
[o] Strip, 10/25/12	43,415,000 PLN	12,471,878
		56,284,953

24 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Bonds (continued)		
Qatar 0.4%		
[d] CBQ Finance Ltd., senior note, 144A, 5.00%, 11/18/14	3,420,000	$ 3,579,543
[d] Government of Qatar, senior note, 144A, 6.55%, 4/09/19	170,000	205,105
		3,784,648
Russia 2.2%		
Gaz Capital SA, senior note,		
[d] 144A, 6.51%, 3/07/22	2,860,000	2,931,500
[l] Reg S, 6.51%, 3/07/22	170,000	174,123
Government of Russia,		
[d] 144A, 7.50%, 3/31/30	3,185,040	3,770,291
[l] senior bond, Reg S, 7.50%, 3/31/30	7,714,200	9,131,684
[c] LUKOIL International Finance BV,		
[d] 144A, 6.656%, 6/07/22	430,000	436,450
[l] Reg S, 6.656%, 6/07/22	2,400,000	2,479,388
TNK-BP Finance SA,		
[d] senior bond, 144A, 7.25%, 2/02/20	590,000	652,414
[l] senior note, Reg S, 7.875%, 3/13/18	420,000	476,395
[d] VTB Capital SA, senior note, 144A, 6.25%, 6/30/35	610,000	622,963
		20,675,208
South Africa 0.8%		
[d,f] Edcon Holdings Ltd., 144A, FRN, 6.219%, 6/15/15	2,370,000 EUR	2,013,075
[d,f] Edcon Proprietary Ltd., senior secured note, 144A, FRN, 3.969%, 6/15/14	2,000,000 EUR	1,923,811
Government of South Africa,		
4.50%, 4/05/16	100,000 EUR	132,710
6.875%, 5/27/19	120,000	146,160
5.50%, 3/09/20	2,820,000	3,135,840
senior note, 6.50%, 6/02/14	30,000	34,199
senior note, 5.875%, 5/30/22	200,000	229,375
		7,615,170
South Korea 13.6%		
Korea Treasury Bond,		
4.75%, 12/10/11	6,553,990,000 KRW	5,566,946
4.75%, 3/10/12	14,444,000,000 KRW	12,295,267
4.25%, 12/10/12	58,416,000,000 KRW	49,559,182
5.25%, 3/10/13	13,500,000,000 KRW	11,671,858
5.75%, 9/10/13	590,000,000 KRW	519,527
senior bond, 5.50%, 6/10/11	4,810,300,000 KRW	4,086,458
senior bond, 4.00%, 6/10/12	55,980,840,000 KRW	47,176,532
senior note, 7.125%, 4/16/19	140,000	178,384
		131,054,154
Spain 0.2%		
Abengoa SA, senior note, 8.50%, 3/31/16	500,000 EUR	602,232
Campofrio Food Group SA, senior note,		
[d] 144A, 8.25%, 10/31/16	300,000 EUR	385,556
[l] Reg S, 8.25%, 10/31/16	400,000 EUR	514,075

Annual Report | 25

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Bonds (continued)		
Spain (continued)		
[d] Cirsa Funding Luxembourg SA, senior bond, 144A, 8.75%, 5/15/18	100,000 EUR	$ 121,134
Codere Finance SA,		
[d] senior note, 144A, 8.25%, 6/15/15	400,000 EUR	485,548
[l] senior secured note, Reg S, 8.25%, 6/15/15	200,000 EUR	242,774
		2,351,319
Sri Lanka 2.4%		
Government of Sri Lanka,		
A, 12.00%, 7/15/11	12,070,000 LKR	110,331
A, 8.50%, 1/15/13	143,100,000 LKR	1,269,236
A, 13.50%, 2/01/13	64,600,000 LKR	632,821
A, 7.50%, 8/01/13	49,100,000 LKR	422,447
A, 7.00%, 3/01/14	1,010,180,000 LKR	8,428,051
A, 11.25%, 7/15/14	154,200,000 LKR	1,453,786
A, 11.00%, 8/01/15	148,900,000 LKR	1,403,286
B, 7.00%, 8/01/11	809,000,000 LKR	7,092,748
B, 8.50%, 7/15/13	77,100,000 LKR	679,558
B, 6.60%, 6/01/14	20,300,000 LKR	165,448
B, 11.00%, 9/01/15	185,500,000 LKR	1,752,718
		23,410,430
[p] **Supranational 0.4%**		
African Development Bank,		
21.50%, 8/24/11	2,100,000 GHS	1,570,612
senior note, 340, 25.50%, 6/24/11	340,000 GHS	258,332
Corporacion Andina De Fomento, 8.125%, 6/04/19	280,000	354,868
European Investment Bank, senior note, 5.375%, 7/16/12	8,200,000 NOK	1,373,172
		3,556,984
Sweden 3.6%		
Government of Sweden,		
5.25%, 3/15/11	144,270,000 SEK	19,986,875
5.50%, 10/08/12	102,130,000 SEK	15,024,478
		35,011,353
Trinidad and Tobago 0.1%		
Petro Co. of Trinidad and Tobago Ltd., senior note,		
[d] 144A, 9.75%, 8/14/19	450,000	542,250
[l] Reg S, 9.75%, 8/14/19	150,000	180,750
		723,000
United Arab Emirates 0.2%		
DP World Ltd.,		
[d] 144A, 6.85%, 7/02/37	130,000	116,781
[l] Reg S, 6.85%, 7/02/37	1,500,000	1,347,469
[d] Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19	170,000	207,261
		1,671,511

26 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Bonds (continued)		
United Kingdom 0.6%		
[d] Ceva Group PLC, senior secured note, 144A,		
11.625%, 10/01/16	400,000	$ 426,353
11.50%, 4/01/18	100,000	106,722
[d] Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	900,000	846,000
HSBC Holdings PLC, sub. note, 6.50%, 9/15/37	300,000	347,814
[d] Ineos Finance PLC, senior secured note, 144A, 9.25%, 5/15/15	100,000 EUR	129,399
[d] Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16	1,100,000	877,250
Infinis PLC, senior note,		
[d] 144A, 9.125%, 12/15/14	100,000 GBP	159,162
[i] Reg S, 9.125%, 12/15/14	200,000 GBP	318,325
[i] Kerling PLC, senior note, Reg S, 10.625%, 1/28/17	500,000 EUR	646,559
Royal Bank of Scotland Group PLC, senior note, 6.40%, 10/21/19	500,000	535,975
[d] Royal Bank of Scotland PLC, senior note, 144A, 4.875%, 8/25/14	500,000	527,771
Thomas Cook Group PLC, senior note, 7.75%, 6/22/17	500,000 GBP	727,191
Virgin Media Secured Finance, senior secured note, 6.50%, 1/15/18	500,000	522,500
		6,171,021
United States 8.9%		
Advanced Micro Devices Inc., senior note,		
8.125%, 12/15/17	100,000	102,750
[d] 144A, 7.75%, 8/01/20	100,000	99,500
Alliance One International Inc., senior note, 10.00%, 7/15/16	100,000	105,250
[d] Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15	1,000,000	1,080,000
Ameren Corp., senior note, 8.875%, 5/15/14	100,000	116,187
American Express Credit Corp., senior note, 5.125%, 8/25/14	200,000	219,997
Anadarko Petroleum Corp., senior note, 8.70%, 3/15/19	800,000	881,650
Antero Resources Finance, senior note, 9.375%, 12/01/17	700,000	726,250
Ball Corp., senior note, 7.375%, 9/01/19	500,000	538,750
Bank of America Corp.,		
[i] pfd., sub. bond, M, 8.125%, Perpetual	1,000,000	1,021,350
senior note, 5.65%, 5/01/18	300,000	312,429
Berry Petroleum Co., senior note, 10.25%, 6/01/14	500,000	553,750
Boston Scientific Corp., senior note, 6.00%, 1/15/20	1,400,000	1,482,648
[d] Calpine Corp., senior secured note, 144A, 7.875%, 7/31/20	200,000	201,500
Capital One Bank USA NA, sub. note, 8.80%, 7/15/19	300,000	380,838
[d] Case New Holland Inc., senior note, 144A, 7.875%, 12/01/17	400,000	424,000
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	536,669	638,636
[d] CCO Holdings LLC, senior note, 144A, 8.125%, 4/30/20	2,000,000	2,115,000
[d] CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	600,000	621,000
Chesapeake Energy Corp., senior note, 6.625%, 8/15/20	1,700,000	1,714,875
CIT Group Inc., senior secured sub. bond, 7.00%, 5/01/17	900,000	850,781
Citigroup Inc.,		
senior note, 6.375%, 8/12/14	300,000	328,552
senior note, 6.125%, 11/21/17	100,000	108,241
senior note, 8.125%, 7/15/39	100,000	125,150
sub. note, 5.00%, 9/15/14	200,000	205,688
[d] CKE Restaurants Inc., senior secured note, 144A, 11.375%, 7/15/18	800,000	784,000

Annual Report | 27

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Bonds (continued)		
United States (continued)		
Clear Channel Worldwide Holdings Inc., senior note,		
A, 9.25%, 12/15/17	100,000	$ 104,250
B, 9.25%, 12/15/17	100,000	105,375
CMS Energy Corp., senior note, 8.75%, 6/15/19	50,000	58,874
[d] Consol Energy Inc., senior note, 144A,		
8.00%, 4/01/17	100,000	106,000
8.25%, 4/01/20	500,000	533,125
Coventry Health Care Inc., senior note, 5.95%, 3/15/17	200,000	200,462
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	800,000	830,000
[d] Delta Air Lines Inc., senior secured note, 144A, 9.50%, 9/15/14	500,000	538,125
Denbury Resources Inc., senior sub. note, 8.25%, 2/15/20	800,000	858,000
[k] Diversey Holdings Inc., senior note, PIK, 5/15/20	200,000	224,620
Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	1,800,000	1,354,500
EchoStar DBS Corp., senior note,		
7.75%, 5/31/15	200,000	210,000
7.125%, 2/01/16	1,750,000	1,798,125
El Paso Corp., senior note, 7.00%, 6/15/17	1,100,000	1,167,555
[d] Enogex LLC, senior note, 144A, 6.25%, 3/15/20	750,000	847,781
[f] Enterprise Products Operating LLC, junior sub. note, FRN, 7.034%, 1/15/68	700,000	679,081
Ford Motor Credit Co. LLC, senior note,		
7.50%, 8/01/12	300,000	315,750
7.00%, 4/15/15	1,100,000	1,137,081
8.125%, 1/15/20	1,000,000	1,096,299
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	200,000	183,500
Freescale Semiconductor Inc., senior note,		
8.875%, 12/15/14	1,100,000	1,023,000
10.125%, 12/15/16	400,000	330,000
Frontier Communications Corp., senior note,		
8.25%, 4/15/17	100,000	106,250
8.50%, 4/15/20	500,000	533,125
8.75%, 4/15/22	200,000	212,000
General Maritime Corp., senior note, 12.00%, 11/15/17	400,000	425,000
GMAC Inc.,		
senior note, 6.875%, 9/15/11	400,000	409,000
senior note, 6.875%, 8/28/12	200,000	205,500
[d] senior note, 144A, 8.30%, 2/12/15	700,000	729,750
sub. note, 8.00%, 12/31/18	1,100,000	1,071,125
The Goldman Sachs Group Inc., senior bond, 5.375%, 3/15/20	1,000,000	1,034,774
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	800,000	823,000
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	2,300,000	2,478,250
HCA Inc., senior secured note,		
9.125%, 11/15/14	1,200,000	1,263,000
9.25%, 11/15/16	300,000	322,500
7.875%, 2/15/20	100,000	108,250
[k] PIK, 9.625%, 11/15/16	1,600,000	1,722,000
Holly Corp., senior note, 9.875%, 6/15/17	200,000	211,000
Huntsman International LLC,		
senior note, 5.50%, 6/30/16	200,000	189,250
senior sub. note, 7.875%, 11/15/14	600,000	607,500

28 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Bonds (continued)		
United States (continued)		
[d] Interactive Data Corp., senior note, 144A, 10.25%, 8/01/18	200,000	$ 208,500
[d] International Lease Finance Corp., senior secured note, 144A, 6.75%, 9/01/16	1,100,000	1,130,250
Jarden Corp., senior sub. note, 7.50%, 5/01/17	600,000	614,250
[d] JBS USA LLC, senior note, 144A, 11.625%, 5/01/14	1,000,000	1,155,000
Jostens IH Corp., senior sub. note, 7.625%, 10/01/12	300,000	301,125
JPMorgan Chase & Co.,		
6.00%, 1/15/18	150,000	170,632
[i] junior sub. note, 1, 7.90%, Perpetual	400,000	422,091
[d] Lamar Media Corp., senior sub. note, 144A, 7.875%, 4/15/18	600,000	621,000
[d] LBI Escrow Corp., senior secured note, 144A, 8.00%, 11/01/17	1,400,000	1,506,750
[d] Libbey Glass Inc., senior secured note, 144A, 10.00%, 2/15/15	500,000	533,750
LIN Television Corp.,		
[d] senior note, 144A, 8.375%, 4/15/18	300,000	307,875
senior sub. note, 6.50%, 5/15/13	200,000	198,500
[d] Linn Energy Corp., senior note, 144A, 8.625%, 4/15/20	1,000,000	1,060,000
[d] MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	300,000	305,625
Manitowoc Co. Inc., senior note, 9.50%, 2/15/18	400,000	413,000
[d] Marina District Finance Co. Inc., senior secured note, 144A,		
9.50%, 10/15/15	100,000	99,750
9.875%, 8/15/18	200,000	200,500
MarkWest Energy Partners LP, senior note,		
8.75%, 4/15/18	500,000	537,500
B, 6.875%, 11/01/14	300,000	303,750
Media General Inc., senior secured note, 11.75%, 2/15/17	100,000	106,875
Merrill Lynch & Co. Inc., 6.875%, 4/25/18	500,000	554,359
[d,f] MetLife Capital Trust X, secured bond, 144A, FRN, 9.25%, 4/08/68	200,000	231,000
MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14	800,000	836,000
MGM Resorts International, senior note,		
6.625%, 7/15/15	400,000	318,500
6.875%, 4/01/16	800,000	632,000
7.50%, 6/01/16	200,000	158,000
Michaels Stores Inc., senior note, 10.00%, 11/01/14	400,000	419,000
Morgan Stanley, senior note, 6.625%, 4/01/18	300,000	330,287
[d] Mylan Inc., senior note, 144A, 7.875%, 7/15/20	800,000	838,000
NewPage Corp., senior secured note, 11.375%, 12/31/14	1,000,000	817,500
Norwegian Cruise Line Ltd., senior secured note, 11.75%, 11/15/16	600,000	665,625
NRG Energy Inc., senior note, 7.375%, 2/01/16	2,450,000	2,474,500
Owens-Brockway Glass Container Inc., senior note, 7.375%, 5/15/16	450,000	486,000
Peabody Energy Corp., senior note,		
7.375%, 11/01/16	400,000	438,000
6.50%, 9/15/20	200,000	211,250
[d] Petrohawk Energy Corp., senior note, 144A, 7.25%, 8/15/18	300,000	299,250
Pinnacle Entertainment Inc.,		
senior note, 8.625%, 8/01/17	100,000	105,250
senior sub. note, 7.50%, 6/15/15	650,000	632,125
Pinnacle Foods Finance LLC, senior note,		
9.25%, 4/01/15	200,000	206,250
[d] 144A, 9.25%, 4/01/15	100,000	103,125
[d] Pinnacle Foods Finance LLC/Corp., senior note, 144A, 8.25%, 9/01/17	400,000	397,500

Annual Report | 29

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Bonds (continued)		
United States (continued)		
Plains Exploration & Production Co., senior note, 7.625%, 6/01/18	1,100,000	$ 1,120,625
PNC Funding Corp., sub. note, 5.625%, 2/01/17	1,000,000	1,109,475
Pride International Inc., senior note, 6.875%, 8/15/20	200,000	210,750
Quicksilver Resources Inc., senior note, 11.75%, 1/01/16	800,000	924,000
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	1,600,000	1,620,000
Reinsurance Group of America Inc., senior note, 6.45%, 11/15/19	600,000	657,202
[d]Reynolds Group Issuer Inc./LLC/SA, senior note, 144A, 8.50%, 5/15/18	1,300,000	1,254,500
Rite Aid Corp., senior secured note,		
9.75%, 6/12/16	400,000	427,000
[d]144A, 8.00%, 8/15/20	400,000	399,500
Royal Caribbean Cruises Ltd., senior note, 7.25%, 6/15/16	350,000	353,080
RSC Equipment Rental Inc./RSC Holdings III LLC,		
senior note, 9.50%, 12/01/14	1,000,000	1,025,000
[d]senior secured note, 144A, 10.00%, 7/15/17	100,000	109,500
[d]SandRidge Energy Inc., senior note, 144A,		
9.875%, 5/15/16	300,000	300,000
8.00%, 6/01/18	800,000	756,000
Sanmina-SCI Corp., senior sub. note, 8.125%, 3/01/16	1,300,000	1,316,250
[d]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	300,000	230,250
[d]Sinclair Television Group Inc., senior secured note, 144A, 9.25%, 11/01/17	600,000	621,000
Solo Cup Co.,		
senior secured note, 10.50%, 11/01/13	250,000	254,063
senior sub. note, 8.50%, 2/15/14	500,000	425,000
Starwood Hotels & Resorts Worldwide Inc., senior note, 7.15%, 12/01/19	300,000	322,500
[q]Station Casinos Inc., senior note, 7.75%, 8/15/16	100,000	240
SunGard Data Systems Inc., senior sub. note, 10.25%, 8/15/15	350,000	369,250
Tesoro Corp., senior note, 6.50%, 6/01/17	300,000	290,250
Texas Competitive Electric Holdings Co. LLC, senior note, A, 10.25%, 11/01/15	2,700,000	1,728,000
Time Warner Inc., 7.625%, 4/15/31	400,000	500,564
UBS AG Stamford, senior note, 5.875%, 12/20/17	400,000	452,296
[k]United Surgical Partners International Inc., senior sub. note, PIK, 9.25%, 5/01/17	600,000	618,750
[d]Universal City Development, senior sub. note, 144A, 10.875%, 11/15/16	300,000	321,750
[d]Univision Communications Inc., senior secured note, 144A, 12.00%, 7/01/14	100,000	108,875
[f,k]US Oncology Holdings Inc., senior note, PIK, FRN, 10.759%, 3/15/12	200,000	181,493
US Oncology Inc., senior secured note, 9.125%, 8/15/17	300,000	312,000
[d]Vantage Drilling Co., senior secured note, 144A, 11.50%, 8/01/15	400,000	401,000
Viacom Inc.,		
5.625%, 9/15/19	200,000	231,010
senior note, 6.875%, 4/30/36	200,000	239,113
ViaSat Inc., senior note, 8.875%, 9/15/16	600,000	638,250
Wells Fargo & Co., senior note, 5.625%, 12/11/17	200,000	226,242
[i]Wells Fargo Capital XV, pfd., 9.75%, Perpetual	400,000	438,600
Weyerhaeuser Co., senior note, 7.375%, 10/01/19	200,000	219,425
WMG Acquisition Corp., senior secured note, 9.50%, 6/15/16	700,000	735,000
Yum! Brands Inc., senior note, 5.30%, 9/15/19	1,000,000	1,128,038
		85,817,634

30 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Bonds (continued)		
Venezuela 1.8%		
Government of Venezuela,		
10.75%, 9/19/13	1,440,000	$ 1,369,440
[f,l] Reg S, FRN, 1.513%, 4/20/11	2,466,000	2,367,360
Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11	15,067,000	13,630,678
		17,367,478
Vietnam 0.3%		
Government of Vietnam,		
[d] 144A, 6.75%, 1/29/20	2,790,000	3,034,125
[l] Reg S, 6.875%, 1/15/16	100,000	109,575
		3,143,700
Total Bonds (Cost $712,385,010)		735,960,868
[f,r] **Senior Floating Rate Interests 1.4%**		
Germany 0.0%[†]		
[n] Fresenius Medical Care Holdings Inc., Term Loan B, 1.635% - 1.908%, 3/13/13	111,403	109,423
Luxembourg 0.0%[†]		
[n] WC Luxco S.A.R.L., Term B-3 Loan, 6.50%, 2/20/16	210,164	211,303
Netherlands 0.0%[†]		
UPC Financing Partnership, Term Loan T, 4.251%, 12/31/16	103,000	99,292
United States 1.4%		
Anchor Glass Container Corp., Second Lien Term Loan, 10.00%, 9/02/16	726,700	715,799
ARAMARK Corp.,		
Extended Synthetic L/C, 0.198%, 7/26/16	7,166	6,974
Synthetic L/C, 0.198%, 1/26/14	5,456	5,172
Term Loan B, 2.408%, 1/26/14	75,348	71,510
Term Loan B Extended, 3.783%, 7/26/16	108,964	106,049
BE Aerospace Inc., Term Loan B, 5.75%, 7/28/14	66,514	67,117
Carestream Health Inc., Second Lien Term Loan, 5.51%, 10/30/13	50,505	47,364
[n] CCM Merger Inc. (MotorCity Casino), Term Loan B, 8.50%, 7/13/12	423,394	420,748
Celanese U.S. Holdings LLC, Dollar Term Loan, 2.034%, 4/02/14	115,692	110,742
Cinemark USA Inc., Extended Term Loan, 3.52% - 3.65%, 4/30/16	172,347	171,467
Community Health Systems Inc.,		
Delayed Draw Term Loan, 2.549%, 7/25/14	19,148	18,091
Term Loan, 2.51% - 2.549%, 7/25/14	373,207	352,616
[n] Consolidated Container Co. LLC, Second-Lien Term Loan, 7.75%, 9/28/14	151,470	133,547
CSC Holdings Inc. (Cablevision), Incremental Term Loan B-2, 2.017%, 3/29/16	355,152	348,862
DaVita Inc., Term Loan B-1, 1.772% - 2.04%, 10/05/12	100,000	98,819
Dean Foods Co., Tranche B Term Loan, 3.54%, 4/02/16	117,834	113,452
[n] Diversey Inc., Tranche B Dollar Term Loan, 5.50%, 11/24/15	220,780	222,022
DJO Finance LLC, Term Loan B, 3.26%, 5/20/14	95,852	91,329
Dollar General Corp., Tranche B-1 Term Loan, 3.01% - 3.225%, 7/07/14	195,883	191,107
Education Management LLC, Term Loan C, 2.313%, 6/01/13	351,858	323,270
Federal-Mogul Corp.,		
Term Loan B, 2.208% - 2.238%, 12/27/14	638,958	558,062
Term Loan C, 2.208% - 2.238%, 12/27/15	325,999	284,725

Annual Report | 31

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Senior Floating Rate Interests (continued)		
United States (continued)		
Fidelity National Information Services Inc., Term Loan B, 5.25%, 7/18/16	95,300	$ 95,964
First Data Corp.,		
Term Loan B-1, 3.01% - 3.014%, 9/24/14	521,829	447,045
Term Loan B-2, 3.01% - 3.014%, 9/24/14	165,851	141,896
Term Loan B-3, 3.01% - 3.014%, 9/24/14	165,851	141,937
Flextronics International USA Inc.,		
A Closing Date Loan, 2.526% - 2.562%, 10/01/14	67,524	63,529
A-1-A Delayed Draw Term Loan, 2.526%, 10/01/14	9,186	8,642
A-1-B Delayed Draw Term Loan, 2.51%, 10/01/14	26,963	25,367
A-3 Delayed Draw Term Loan, 2.562%, 10/01/14	37,712	35,402
Georgia-Pacific LLC,		
Term Loan B, 2.299% - 2.537%, 12/20/12	166,138	164,269
Term Loan C, 3.783% - 3.787%, 12/23/14	21,568	21,509
HCA Inc.,		
Term Loan B-1, 2.783%, 11/18/13	112,918	108,946
Tranche B-2 Term Loan, 3.783%, 3/31/17	269,341	261,324
Intelsat Corp. (PanAmSat),		
Tranche B-2-A, 3.033%, 1/03/14	123,716	117,384
Tranche B-2-B, 3.033%, 1/03/14	123,678	117,348
Tranche B-2-C, 3.033%, 1/03/14	123,678	117,348
[n] Interactive Data Corp., Term Loan B, 6.75%, 1/29/17	286,836	289,346
Jarden Corp., Term Loan B5, 3.783%, 1/25/15	146,967	146,030
Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 2.286%, 10/04/11	78,661	77,835
Key Safety Systems Inc., Term Loan B, 2.512% - 2.525%, 3/10/14	202,700	180,656
Lender Processing Services Inc., Term Loan B, 2.759%, 7/02/14	70,371	70,166
LifePoint Hospitals Inc., Term B-2 Loan, 3.07%, 4/15/15	212,977	209,849
[q] Metro-Goldwyn-Mayer Inc., Term Loan B, 17.25%, 4/08/12	1,664,045	713,690
Michael Foods Group Inc., Term Loan B, 6.25%, 6/21/16	75,927	76,253
MSCI Inc., Term Loan, 4.75%, 6/01/16	98,761	99,276
Mylan Inc., Term Loan B, 3.563% - 3.813%, 10/02/14	162,640	162,152
[n] Nalco Co., Term Loan, 6.50%, 5/13/16	257,444	258,999
NRG Energy Inc.,		
Credit Link, 2.033%, 2/01/13	133,304	130,638
Term Loan, 2.033%, 2/01/13	198,676	194,703
Oshkosh Truck Corp., Term Loan B-1, 6.44% - 6.54%, 12/06/13	78,567	79,279
[n] Penn National Gaming Inc., Term Loan B, 2.01% - 2.24%, 10/03/12	220,989	216,238
R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	860,919	742,112
RBS Global Inc. (Rexnord), Tranche B-1 Term B Loan, 2.813%, 7/22/13	300,000	287,906
Regal Cinemas Corp., Term Loan, 4.033%, 11/17/16	136,970	136,216
Rockwood Specialties Group Inc., Term Loan H, 6.00%, 5/15/14	319,858	320,618
[b,k] Sleep Innovations Inc., Term Loan, PIK, 11.50%, 3/05/15	101,444	86,735
SunGard Data Systems Inc., Tranche B U.S. Term Loan, 3.97% - 4.043%, 2/28/16	112,333	109,821
SUPERVALU Inc.,		
Term Loan B, 1.51%, 6/02/12	73,213	70,724
[n] Term Loan B-2, 3.01%, 10/05/15	179,702	173,562
Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 3.793% - 4.066%, 10/10/14	1,001,042	762,419
TransDigm Inc., Term Loan B, 2.538%, 6/23/13	68,000	66,361
[n] TransUnion LLC, Term Loan B, 6.75%, 6/15/17	244,654	247,559

32 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Senior Floating Rate Interests (continued)		
United States (continued)		
[n] Universal Health Services Inc., Term Loan B, 6.25%, 10/15/16	279,211	$ 279,143
Univision Communications Inc., Initial Term Loan, 2.51%, 9/29/14	874,448	754,595
[n] Warner Chilcott Co. LLC, Term Loan B-4, 6.50%, 2/20/16	68,235	68,633
Windstream Corp., Tranche B-2 Term Loan, 3.02% - 3.28%, 12/17/15	91,612	91,334
		13,429,602
Total Senior Floating Rate Interests (Cost $14,169,415)		13,849,620
Municipal Bonds 2.3%		
United States 2.3%		
Bay Area Toll Authority Toll Bridge Revenue, Build America Bonds, Series S1,		
6.793%, 4/01/30	70,000	75,298
7.043%, 4/01/50	3,795,000	4,255,637
California State GO,		
6.20%, 3/01/19	480,000	521,544
6.65%, 3/01/22	545,000	606,193
7.95%, 3/01/36	775,000	834,907
7.625%, 3/01/40	1,945,000	2,224,730
Various Purpose, Refunding, 5.25%, 3/01/30	775,000	830,025
Various Purpose, Refunding, 5.25%, 3/01/38	7,350,000	7,612,248
Various Purpose, Refunding, 5.50%, 3/01/40	645,000	689,247
Detroit GO, Distribution State Aid, 4.50%, 11/01/23	175,000	179,881
Illinois State GO, 4.421%, 1/01/15	940,000	959,665
Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project, Series A, Assured Guaranty, 5.50%, 1/01/38	500,000	565,500
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A, BHAC Insured, 5.25%, 9/01/42	25,000	26,717
Los Angeles Community College District GO, 2008 Election, Series D, 6.68%, 8/01/36	65,000	70,860
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/26	20,000	22,675
[d] New York City IDA, 144A, 11.00%, 3/01/29	300,000	352,662
Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,		
8/01/27	10,000	4,108
8/01/30	10,000	3,247
8/01/32	10,000	2,797
8/01/33	5,000	1,296
San Mateo County Community College District GO, Election of 2001, Series C, NATL Insured, zero cpn.,		
9/01/30	40,000	13,946
3/01/31	10,000	3,335
San Mateo Foster City School District GO, Convertible, Capital Appreciation, Election of 2008, Series A, zero cpn. to 8/01/26, 6.625% thereafter, 8/01/42	5,540,000	2,263,755
Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus Health, Refunding, Series A, Assured Guaranty, 6.25%, 7/01/28	40,000	46,074
Tulare Sewer Revenue, Building America Bonds, Series B, AGMC Insured, 8.75%, 11/15/44	165,000	182,195

Annual Report | 33

34 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund

[†]Rounds to less than 0.1% of net assets.

[a]Non-income producing.

[b]Security has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2010, the aggregate value of these securities was $86,735 representing less than 0.01% of net assets.

[c]At August 31, 2010, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and /or potential possession of material non-public information.

[e]Security is linked to the Argentine GDP and does not pay principal over the life of the security or at expiration. Security entitles the holder to receive only variable payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or "notional" value of this GDP linked security.

[f]The coupon rate shown represents the rate at period end.

[i]Redemption price at maturity is adjusted for inflation. See Note 1(g).

[j]Perpetual security with no stated maturity date.

[k]Income may be received in additional securities and/or cash.

[q]See Note 8 regarding defaulted securities.

[r]See Note 1(e) regarding senior floating rate interests.

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	DBAB	Buy	8,122,000	162,766	9/01/10	$ 9,888	$ —
Indian Rupee	DBAB	Sell	8,122,000	173,362	9/01/10	708	—
Japanese Yen	JPHQ	Sell	16,291,000	174,645	9/01/10	—	(19,205)
Japanese Yen	JPHQ	Buy	16,291,000	191,097	9/01/10	2,754	—
Brazilian Real	DBAB	Sell	265,000	12,672,008 JPY	9/02/10	—	(1,762)
Brazilian Real	DBAB	Buy	265,000	12,252,805 JPY	9/02/10	5,081	—
Japanese Yen	HSBC	Sell	16,121,000	174,653	9/02/10	—	(17,176)
Japanese Yen	HSBC	Buy	16,121,000	191,917	9/02/10	—	(87)
Japanese Yen	HSBC	Sell	24,279,000	261,972	9/09/10	—	(26,955)
Japanese Yen	HSBC	Buy	24,279,000	289,036	9/09/10	—	(109)
Japanese Yen	DBAB	Sell	49,897,000	543,564	9/10/10	—	(50,230)
Japanese Yen	HSBC	Sell	24,196,000	261,975	9/10/10	—	(25,967)
Japanese Yen	HSBC	Buy	24,196,000	288,048	9/10/10	—	(106)
Japanese Yen	DBAB	Buy	49,897,000	585,439	9/10/10	8,355	—
Japanese Yen	UBSW	Sell	41,448,000	452,964	9/13/10	—	(40,300)

Annual Report | 35

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	UBSW	Buy	41,448,000	491,381		9/13/10	$ 1,883	$ —
Brazilian Real	DBAB	Buy	398,000	18,557,665	JPY	9/15/10	5,083	—
Japanese Yen	UBSW	Sell	49,117,000	543,564		9/15/10	—	(40,980)
Japanese Yen	HSBC	Sell	32,977,000	362,377		9/15/10	—	(30,084)
Japanese Yen	BZWS	Sell	32,612,000	362,376		9/15/10	—	(25,741)
Japanese Yen	HSBC	Buy	32,977,000	392,583		9/15/10	—	(123)
Japanese Yen	BZWS	Buy	32,612,000	382,545		9/15/10	5,571	—
Japanese Yen	UBSW	Buy	49,117,000	582,300		9/15/10	2,244	—
Japanese Yen	HSBC	Sell	48,915,000	543,560		9/16/10	—	(38,586)
Japanese Yen	DBAB	Sell	16,397,000	181,182		9/16/10	—	(13,961)
Japanese Yen	HSBC	Buy	48,915,000	582,321		9/16/10	—	(175)
Japanese Yen	DBAB	Buy	16,397,000	192,205		9/16/10	2,939	—
Japanese Yen	JPHQ	Sell	32,795,000	362,376		9/21/10	—	(27,945)
Japanese Yen	HSBC	Sell	16,260,000	181,190		9/21/10	—	(12,334)
Japanese Yen	HSBC	Buy	16,260,000	193,571		9/21/10	—	(48)
Japanese Yen	JPHQ	Buy	32,795,000	385,551		9/21/10	4,769	—
Mexican Peso	DBAB	Sell	85,819,768	6,171,509		9/21/10	—	(317,821)
Mexican Peso	DBAB	Buy	85,819,768	6,618,831		9/21/10	—	(129,501)
Indian Rupee	HSBC	Buy	12,806,000	259,941		9/24/10	11,321	—
Indian Rupee	DBAB	Buy	25,605,000	519,898		9/24/10	22,477	—
Indian Rupee	HSBC	Sell	12,806,000	272,468		9/24/10	1,206	—
Indian Rupee	DBAB	Sell	25,605,000	544,787		9/24/10	2,412	—
Japanese Yen	JPHQ	Sell	106,626,000	1,178,253		9/24/10	—	(90,833)
Japanese Yen	JPHQ	Buy	106,626,000	1,253,981		9/24/10	15,105	—
Swedish Krona	UBSW	Sell	12,242,000	1,295,176	EUR	9/24/10	—	(14,981)
Swedish Krona	UBSW	Buy	12,242,000	1,216,234	EUR	9/24/10	115,057	—
Indian Rupee	JPHQ	Buy	12,717,000	259,955		9/27/10	9,298	—
Indian Rupee	DBAB	Buy	31,755,000	649,878		9/27/10	22,459	—
Indian Rupee	JPHQ	Sell	12,717,000	270,574		9/27/10	1,322	—
Indian Rupee	DBAB	Sell	31,755,000	675,351		9/27/10	3,014	—
Japanese Yen	JPHQ	Sell	10,603,000	117,824		9/27/10	—	(8,379)
Japanese Yen	JPHQ	Buy	10,603,000	124,683		9/27/10	1,521	—
Swedish Krona	UBSW	Sell	12,230,000	1,293,906	EUR	9/27/10	—	(14,893)
Swedish Krona	UBSW	Buy	12,230,000	1,216,201	EUR	9/27/10	113,400	—
Japanese Yen	JPHQ	Sell	8,858,000	98,433		9/28/10	—	(7,001)
Japanese Yen	JPHQ	Buy	8,858,000	104,200		9/28/10	1,235	—
Swedish Krona	DBAB	Buy	6,048,000	599,988	EUR	9/28/10	57,905	—
Indian Rupee	DBAB	Buy	25,543,000	519,906		9/29/10	20,741	—
Indian Rupee	JPHQ	Buy	29,309,000	597,878		9/29/10	22,481	—
Japanese Yen	JPHQ	Sell	14,763,000	164,052		9/29/10	—	(11,670)
Brazilian Real	DBAB	Buy	4,737,500	2,500,000		10/04/10	177,943	—
Euro	UBSW	Sell	1,950,000	2,849,730		10/04/10	377,729	—
Euro	DBAB	Sell	2,580,000	3,774,359		10/04/10	503,712	—
Malaysian Ringgit	DBAB	Buy	19,420,800	5,600,000		10/04/10	550,715	—
Philippine Peso	HSBC	Buy	29,096,000	601,468		10/04/10	37,921	—
Philippine Peso	DBAB	Buy	36,272,000	751,814		10/04/10	45,269	—

36 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Swedish Krona	DBAB	Buy	17,870,125	1,753,572	EUR	10/04/10	$ 195,235	$ —
Indian Rupee	DBAB	Buy	30,628,125	625,000		10/05/10	22,729	—
Indian Rupee	JPHQ	Buy	20,335,000	415,000		10/05/10	15,048	—
Philippine Peso	HSBC	Buy	43,378,000	902,192		10/05/10	50,943	—
Philippine Peso	DBAB	Buy	43,367,000	902,182		10/05/10	50,712	—
Euro	UBSW	Sell	645,000	936,992		10/06/10	119,332	—
Philippine Peso	JPHQ	Buy	11,457,000	240,592		10/06/10	11,123	—
New Zealand Dollar	DBAB	Sell	500,000	354,500		10/07/10	6,717	—
Philippine Peso	DBAB	Buy	35,600,000	751,816		10/07/10	30,248	—
Euro	UBSW	Sell	643,000	944,406		10/08/10	129,285	—
Philippine Peso	CITI	Buy	14,250,000	300,734		10/08/10	12,277	—
Philippine Peso	JPHQ	Buy	14,213,000	300,734		10/08/10	11,465	—
Philippine Peso	DBAB	Buy	28,487,000	601,448		10/08/10	24,290	—
Philippine Peso	HSBC	Buy	28,541,000	601,452		10/08/10	25,472	—
Philippine Peso	DBAB	Buy	8,482,000	180,430		10/12/10	5,804	—
Philippine Peso	JPHQ	Buy	51,957,000	1,108,348		10/13/10	32,317	—
Philippine Peso	HSBC	Buy	14,145,000	300,765		10/13/10	9,774	—
Philippine Peso	JPHQ	Buy	2,240,000	47,761		10/15/10	1,405	—
Chinese Yuan	HSBC	Buy	4,800,000	485,954	EUR	10/18/10	89,250	—
Philippine Peso	JPHQ	Buy	7,439,000	159,222		10/18/10	4,007	—
Philippine Peso	DBAB	Buy	3,748,000	79,609		10/19/10	2,622	—
Philippine Peso	JPHQ	Buy	7,523,000	159,217		10/21/10	5,802	—
Philippine Peso	DBAB	Buy	14,983,000	318,448		10/21/10	10,208	—
Philippine Peso	HSBC	Buy	24,334,000	510,682		10/25/10	22,863	—
Philippine Peso	DBAB	Buy	16,206,000	340,462		10/25/10	14,869	—
Philippine Peso	JPHQ	Buy	8,108,000	170,229		10/25/10	7,546	—
Euro	BZWS	Sell	1,066,000	1,594,843		10/26/10	243,525	—
Euro	DBAB	Sell	1,045,000	1,543,465		10/26/10	218,768	—
Indian Rupee	HSBC	Buy	20,938,000	440,429		10/26/10	1,080	—
Indian Rupee	DBAB	Buy	62,746,000	1,321,302		10/26/10	1,792	—
Norwegian Krone	BZWS	Buy	17,898,000	2,116,854	EUR	10/26/10	147,333	—
Philippine Peso	HSBC	Buy	21,042,000	442,588		10/26/10	18,728	—
Euro	UBSW	Sell	4,280,000	6,409,514		10/27/10	983,968	—
Euro	DBAB	Sell	1,265,730	1,893,939		10/27/10	289,435	—
Indian Rupee	HSBC	Buy	31,191,000	660,658		10/27/10	—	(3,040)
Philippine Peso	DBAB	Buy	6,504,000	136,181		10/28/10	6,380	—
Euro	DBAB	Sell	138,000	203,840		11/02/10	28,906	—
Euro	DBAB	Sell	519,000	763,034		11/03/10	105,131	—
Euro	DBAB	Sell	398,000	583,568		11/05/10	79,051	—
Japanese Yen	CITI	Sell	207,713,767	2,295,629		11/08/10	—	(177,897)
Japanese Yen	BZWS	Sell	204,044,000	2,278,357		11/10/10	—	(151,524)
Japanese Yen	BZWS	Sell	266,734,000	2,976,776		11/12/10	—	(199,732)
Japanese Yen	UBSW	Sell	206,868,600	2,310,632		11/12/10	—	(152,945)
Japanese Yen	DBAB	Sell	98,350,000	1,097,963		11/15/10	—	(73,319)
Japanese Yen	JPHQ	Sell	49,112,000	548,983		11/16/10	—	(35,915)

Annual Report | 37

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	BZWS	Sell	23,675,000	263,509		11/16/10	$ —	$ (18,447)
Chilean Peso	JPHQ	Buy	4,234,440,000	8,520,000		11/17/10	—	(117,500)
Euro	UBSW	Sell	8,678,696	12,925,339		11/17/10	1,924,222	—
Japanese Yen	BZWS	Sell	98,062,000	1,097,959		11/17/10	—	(69,920)
Japanese Yen	UBSW	Sell	39,232,000	439,181		11/17/10	—	(28,057)
Japanese Yen	HSBC	Sell	25,664,000	285,476		11/17/10	—	(20,172)
Japanese Yen	BZWS	Sell	136,747,000	1,537,153		11/18/10	—	(91,468)
Malaysian Ringgit	JPHQ	Buy	35,805,300	10,650,000		11/18/10	657,550	—
Japanese Yen	BZWS	Sell	154,516,000	1,756,747		11/29/10	—	(83,737)
Japanese Yen	BOFA	Sell	106,050,000	1,196,784		11/29/10	—	(66,408)
Japanese Yen	CITI	Sell	38,352,000	439,187		11/29/10	—	(17,635)
Norwegian Krone	UBSW	Buy	9,832,000	1,149,901	EUR	11/29/10	94,635	—
Swedish Krona	UBSW	Buy	15,700,000	1,519,727	EUR	11/29/10	196,003	—
Philippine Peso	HSBC	Buy	80,979,500	1,700,000		11/30/10	68,987	—
Australian Dollar	DBAB	Buy	1,042,000	908,624		12/01/10	8,929	—
Euro	UBSW	Sell	425,000	632,719		12/01/10	94,004	—
Euro	DBAB	Sell	425,000	633,140		12/01/10	94,425	—
Japanese Yen	DBAB	Sell	95,091,000	1,097,960		12/01/10	—	(34,728)
Norwegian Krone	UBSW	Buy	3,180,000	368,696	EUR	12/01/10	34,640	—
Philippine Peso	HSBC	Buy	28,530,000	600,000		12/01/10	23,168	—
Mexican Peso	CITI	Buy	798,000	61,135		12/02/10	—	(1,233)
Mexican Peso	CITI	Sell	798,000	58,759		12/02/10	—	(1,144)
Chilean Peso	DBAB	Buy	87,440,000	176,379		12/06/10	—	(3,004)
Chilean Peso	MLCO	Buy	66,470,000	134,283		12/06/10	—	(2,487)
Chinese Yuan	HSBC	Buy	54,000	8,153		12/06/10	—	(216)
Chinese Yuan	HSBC	Buy	68,000	6,833	EUR	12/06/10	1,335	—
Indian Rupee	DBAB	Buy	60,684,000	1,300,000		12/06/10	—	(27,287)
Indian Rupee	JPHQ	Buy	46,700,000	1,000,000		12/06/10	—	(20,570)
Chilean Peso	MLCO	Buy	99,980,000	201,573		12/07/10	—	(3,344)
Australian Dollar	DBAB	Buy	417,000	365,709		12/09/10	1,147	—
Australian Dollar	BZWS	Buy	521,000	454,416		12/10/10	3,880	—
Australian Dollar	DBAB	Buy	520,000	453,752		12/10/10	3,665	—
Norwegian Krone	UBSW	Buy	3,050,000	355,312	EUR	12/14/10	30,766	—
Swedish Krona	UBSW	Buy	4,627,500	444,460	EUR	12/14/10	62,005	—
British Pound	DBAB	Sell	100,000	161,950		12/15/10	8,645	—
Euro	BZWS	Sell	455,000	666,862		12/15/10	90,139	—
Euro	DBAB	Sell	552,375	806,400		12/15/10	106,252	—
Norwegian Krone	UBSW	Buy	4,571,000	533,291	EUR	12/15/10	45,073	—
Swedish Krona	UBSW	Buy	4,627,500	444,426	EUR	12/15/10	62,037	—
Malaysian Ringgit	JPHQ	Buy	305,481	89,587		12/17/10	6,713	—
Poland Zloty	DBAB	Buy	4,100,000	962,396	EUR	12/20/10	69,332	—
Malaysian Ringgit	JPHQ	Buy	365,553	106,731		12/21/10	8,478	—
Malaysian Ringgit	HSBC	Buy	486,131	141,420		12/22/10	11,781	—
New Zealand Dollar	DBAB	Sell	1,520,000	1,044,088		12/22/10	—	(6,698)
New Zealand Dollar	DBAB	Buy	900,000	627,282		12/22/10	—	(5,106)

38 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	HSBC	Buy	237,354	69,006		12/23/10	$ 5,790	$ —
Japanese Yen	CITI	Sell	241,795,083	2,648,343		12/28/10	—	(232,935)
Japanese Yen	JPHQ	Sell	241,286,602	2,648,343		12/28/10	—	(226,876)
Japanese Yen	BZWS	Sell	240,903,916	2,648,343		12/28/10	—	(222,316)
Malaysian Ringgit	HSBC	Buy	268,544	77,965		12/28/10	6,634	—
Euro	DBAB	Sell	419,600	604,476		1/04/11	72,648	—
Philippine Peso	HSBC	Buy	140,610,000	3,000,000		1/05/11	59,977	—
Chilean Peso	DBAB	Buy	1,500,450,000	3,000,000		1/06/11	—	(29,897)
Euro	DBAB	Sell	2,120,000	3,050,680		1/06/11	363,671	—
Indian Rupee	HSBC	Buy	141,600,000	3,000,000		1/06/11	—	(40,780)
Japanese Yen	HSBC	Sell	276,930,000	3,000,000		1/06/11	—	(300,376)
Malaysian Ringgit	HSBC	Buy	20,544,000	6,000,000		1/06/11	468,446	—
Norwegian Krone	DBAB	Buy	17,500,000	2,091,300	EUR	1/06/11	106,620	—
Chilean Peso	MLCO	Buy	214,571,000	433,039		1/07/11	—	(8,324)
Chilean Peso	DBAB	Buy	125,650,000	252,006		1/07/11	—	(3,298)
Japanese Yen	BZWS	Sell	167,350,000	1,836,740		1/07/11	—	(157,720)
Japanese Yen	CITI	Sell	83,690,000	918,439		1/07/11	—	(78,970)
Japanese Yen	UBSW	Sell	83,670,000	918,391		1/07/11	—	(78,780)
New Israeli Shekel	DBAB	Buy	14,027,700	3,758,158		1/07/11	—	(88,662)
Chilean Peso	DBAB	Buy	176,530,000	360,412		1/10/11	—	(11,051)
Euro	UBSW	Sell	368,000	526,185		1/11/11	59,766	—
Japanese Yen	HSBC	Sell	84,030,000	918,361		1/11/11	—	(83,157)
Japanese Yen	DBAB	Sell	83,940,000	918,351		1/11/11	—	(82,095)
Euro	BZWS	Sell	1,470,694	2,116,329		1/12/11	252,313	—
Japanese Yen	HSBC	Sell	134,760,000	1,469,318		1/13/11	—	(136,875)
Philippine Peso	JPHQ	Buy	96,947,000	2,084,578		1/13/11	23,423	—
Japanese Yen	BZWS	Sell	133,750,000	1,469,352		1/14/11	—	(124,825)
Japanese Yen	UBSW	Sell	106,390,000	1,175,510		1/14/11	—	(92,562)
Philippine Peso	HSBC	Buy	15,560,000	332,692		1/14/11	5,607	—
Chinese Yuan	HSBC	Buy	39,028,500	5,900,000		1/18/11	—	(158,427)
Japanese Yen	HSBC	Sell	126,059,100	1,390,000		1/18/11	—	(112,595)
New Zealand Dollar	DBAB	Sell	2,822,241	2,010,000		1/18/11	63,247	—
New Zealand Dollar	HSBC	Sell	2,807,851	2,010,000		1/18/11	73,173	—
Philippine Peso	DBAB	Buy	5,918,000	127,132		1/18/11	1,480	—
Philippine Peso	HSBC	Buy	10,377,000	222,296		1/18/11	3,221	—
Philippine Peso	JPHQ	Buy	14,778,000	317,090		1/19/11	4,038	—
Philippine Peso	DBAB	Buy	3,703,000	79,242		1/19/11	1,224	—
Brazilian Real	DBAB	Buy	2,478,000	112,844,898	JPY	1/26/11	19,799	—
Euro	BZWS	Sell	888,633	1,253,480		1/26/11	127,228	—
Japanese Yen	BZWS	Sell	209,770,000	2,335,649		1/26/11	—	(165,045)
Japanese Yen	UBSW	Sell	183,530,000	2,043,718		1/26/11	—	(144,165)
Japanese Yen	DBAB	Sell	52,300,000	583,901		1/26/11	—	(39,574)
Brazilian Real	HSBC	Buy	925,000	42,261,178	JPY	1/27/11	5,620	—
Euro	CITI	Sell	137,500	194,116		1/27/11	19,849	—
Japanese Yen	HSBC	Sell	180,396,000	2,008,573		1/27/11	—	(141,980)

Annual Report | 39

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	JPHQ	Buy	440,000,000	867,919		1/28/11	$ 2,019	$ —
Euro	BZWS	Sell	1,980,000	2,783,266		1/28/11	273,830	—
New Zealand Dollar	UBSW	Sell	126,129	86,256		1/28/11	—	(676)
New Zealand Dollar	DBAB	Sell	310,724	213,856		1/28/11	—	(304)
Norwegian Krone	UBSW	Buy	20,615,000	2,461,434	EUR	1/28/11	124,680	—
Swedish Krona	DBAB	Buy	9,800,000	959,186	EUR	1/28/11	107,541	—
Swedish Krona	UBSW	Buy	25,173,000	2,461,498	EUR	1/28/11	279,200	—
Chilean Peso	DBAB	Buy	641,000,000	1,239,725		1/31/11	27,411	—
Chilean Peso	JPHQ	Buy	638,000,000	1,240,111		1/31/11	21,095	—
Euro	BZWS	Sell	490,000	686,735		1/31/11	65,717	—
Euro	UBSW	Sell	2,559,000	3,583,368		1/31/11	340,134	—
Euro	DBAB	Sell	921,000	1,290,735		1/31/11	123,476	—
Chilean Peso	DBAB	Buy	372,800,000	718,235		2/02/11	18,641	—
Chilean Peso	MLCO	Buy	359,600,000	690,669		2/02/11	20,117	—
Brazilian Real	HSBC	Buy	7,023,550	3,509,213		2/03/11	352,515	—
Chilean Peso	DBAB	Buy	180,800,000	345,401		2/03/11	11,949	—
Brazilian Real	DBAB	Buy	6,929,091	3,510,000		2/04/11	298,896	—
Euro	DBAB	Sell	900,000	1,253,970		2/04/11	113,336	—
Indian Rupee	HSBC	Buy	66,000,000	1,403,091		2/04/11	—	(28,353)
Indian Rupee	JPHQ	Buy	22,900,000	488,273		2/04/11	—	(11,280)
Chilean Peso	DBAB	Buy	126,910,000	238,732		2/07/11	12,051	—
Indian Rupee	HSBC	Buy	28,500,000	609,039		2/07/11	—	(15,605)
Australian Dollar	MSCO	Buy	1,080,705	900,000		2/08/11	44,048	—
Australian Dollar	UBSW	Buy	1,080,406	900,000		2/08/11	43,788	—
Chilean Peso	DBAB	Buy	259,200,000	480,891		2/08/11	31,279	—
Chilean Peso	JPHQ	Buy	172,600,000	320,514		2/08/11	20,537	—
Chilean Peso	BZWS	Buy	173,800,000	320,635		2/08/11	22,787	—
Indian Rupee	HSBC	Buy	47,340,000	1,013,943		2/08/11	—	(28,330)
Norwegian Krone	UBSW	Buy	4,920,000	590,402	EUR	2/08/11	25,584	—
Australian Dollar	DBAB	Buy	690,000	51,173,160	JPY	2/09/11	—	(7,484)
Australian Dollar	CITI	Buy	690,000	51,068,970	JPY	2/09/11	—	(6,242)
Australian Dollar	BZWS	Buy	690,000	50,942,700	JPY	2/09/11	—	(4,736)
Chilean Peso	BZWS	Buy	357,900,000	666,791		2/09/11	40,368	—
Chilean Peso	MLCO	Buy	179,300,000	334,365		2/09/11	19,906	—
Euro	DBAB	Sell	333,000	454,878		2/09/11	32,848	—
Norwegian Krone	UBSW	Buy	6,876,600	826,564	EUR	2/09/11	33,968	—
Norwegian Krone	DBAB	Buy	9,825,000	1,180,790	EUR	2/09/11	48,749	—
Chilean Peso	DBAB	Buy	100,600,000	187,250		2/10/11	11,510	—
Chilean Peso	MLCO	Buy	100,600,000	187,250		2/10/11	11,510	—
Euro	BZWS	Sell	344,000	469,471		2/10/11	33,501	—
Japanese Yen	MSCO	Sell	233,392,000	2,623,482		2/10/11	—	(159,407)
South Korean Won	HSBC	Buy	1,155,000,000	86,894,372	JPY	2/10/11	—	(80,594)
Chilean Peso	BZWS	Buy	100,400,000	187,217		2/11/11	11,137	—
Euro	UBSW	Sell	1,757,000	2,405,333		2/11/11	178,598	—
Chilean Peso	DBAB	Buy	99,300,000	187,182		2/14/11	8,968	—

40 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	344,000	471,607	2/14/11	$ 35,641	$ —
South Korean Won	JPHQ	Buy	396,000,000	30,000,000 JPY	2/14/11	—	(30,187)
South Korean Won	DBAB	Buy	343,000,000	26,059,869 JPY	2/14/11	—	(27,041)
South Korean Won	HSBC	Buy	231,000,000	197,926	2/14/11	—	(6,859)
Chilean Peso	MSCO	Buy	198,000,000	374,327	2/16/11	16,746	—
Euro	JPHQ	Sell	82,000	111,569	2/16/11	7,648	—
Euro	UBSW	Sell	82,000	111,512	2/16/11	7,590	—
South Korean Won	JPHQ	Buy	231,000,000	17,683,533 JPY	2/16/11	—	(19,821)
Chilean Peso	JPHQ	Buy	121,600,000	232,061	2/18/11	8,087	—
Chilean Peso	DBAB	Buy	60,700,000	116,061	2/18/11	3,815	—
Chilean Peso	JPHQ	Buy	206,400,000	394,533	2/22/11	12,998	—
Chilean Peso	DBAB	Buy	121,200,000	231,984	2/22/11	7,322	—
Chilean Peso	MSCO	Buy	635,500,000	1,211,348	2/22/11	43,431	—
Japanese Yen	JPHQ	Sell	199,200,000	2,213,825	2/22/11	—	(161,776)
Japanese Yen	HSBK	Sell	199,040,000	2,213,695	2/22/11	—	(159,997)
Philippine Peso	DBAB	Buy	23,299,500	490,000	2/22/11	14,500	—
Philippine Peso	HSBK	Buy	23,321,060	490,000	2/22/11	14,967	—
Chilean Peso	MLCO	Buy	122,400,000	232,060	2/23/11	9,603	—
Indian Rupee	HSBK	Buy	46,198,376	980,000	2/23/11	—	(19,797)
Chilean Peso	MSCO	Buy	121,500,000	232,003	2/24/11	7,870	—
Chilean Peso	DBAB	Buy	182,000,000	348,125	2/25/11	11,171	—
Chilean Peso	MSCO	Buy	259,650,000	496,596	2/25/11	15,994	—
Chilean Peso	JPHQ	Buy	237,800,000	452,091	2/28/11	17,281	—
Chilean Peso	MLCO	Buy	50,600,000	96,510	3/01/11	3,358	—
Chilean Peso	MSCO	Buy	317,000,000	604,385	3/01/11	21,270	—
Japanese Yen	UBSW	Sell	316,900,000	3,562,355	3/01/11	—	(217,294)
Japanese Yen	JPHQ	Sell	284,200,000	3,180,821	3/01/11	—	(208,817)
Japanese Yen	HSBK	Sell	284,000,000	3,180,398	3/01/11	—	(206,854)
Chilean Peso	DBAB	Buy	79,000,000	151,196	3/02/11	4,714	—
Euro	UBSW	Sell	1,602,000	2,194,356	3/07/11	164,164	—
Euro	BOFA	Sell	1,211,000	1,656,963	3/07/11	122,280	—
Japanese Yen	MSCO	Sell	91,664,560	1,040,000	3/07/11	—	(53,385)
Euro	HSBK	Sell	427,000	584,303	3/08/11	43,172	—
Chilean Peso	MSCO	Buy	222,700,000	430,130	3/15/11	8,989	—
Euro	UBSW	Sell	2,700,000	3,709,395	3/16/11	287,775	—
Euro	DBAB	Sell	2,153,000	2,958,599	3/16/11	230,174	—
Euro	DBAB	Sell	181,000	247,092	3/17/11	17,717	—
Chilean Peso	JPHQ	Buy	122,700,000	237,745	3/21/11	4,097	—
Euro	DBAB	Sell	1,261,000	1,732,141	3/21/11	134,132	—
Swedish Krona	BZWS	Buy	32,000,000	3,291,842 EUR	3/21/11	143,932	—
Euro	DBAB	Sell	1,300,000	1,774,838	3/22/11	127,408	—
Japanese Yen	BOFA	Sell	735,719,080	8,176,019	3/22/11	—	(601,867)
Malaysian Ringgit	HSBK	Buy	7,500,000	2,248,876	3/22/11	102,062	—
Indian Rupee	JPHQ	Buy	83,569,208	1,790,257	3/29/11	—	(59,449)
Indian Rupee	DBAB	Buy	41,712,993	895,129	3/29/11	—	(31,207)
New Israeli Shekel	MSCO	Buy	2,483,627	661,436	3/29/11	—	(12,555)

Annual Report | 41

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	JPHQ	Buy	51,917,460	1,118,911		3/30/11	$ —	$ (43,754)
Indian Rupee	BOFA	Buy	20,820,692	447,564		3/30/11	—	(16,389)
Norwegian Krone	UBSW	Buy	18,312,027	2,227,172	EUR	3/30/11	50,423	—
Norwegian Krone	MSCO	Buy	14,659,688	1,781,737	EUR	3/30/11	41,918	—
New Israeli Shekel	MSCO	Buy	1,508,568	402,371		3/31/11	—	(8,245)
Norwegian Krone	DBAB	Buy	10,930,000	1,334,554	EUR	3/31/11	23,409	—
Poland Zloty	DBAB	Buy	313,000	78,541	EUR	3/31/11	—	(1,749)
Brazilian Real	DBAB	Buy	85,470	43,518		4/05/11	2,802	—
Norwegian Krone	DBAB	Buy	7,100,000	867,971	EUR	4/06/11	13,535	—
Euro	UBSW	Sell	1,054,000	1,423,849		4/07/11	88,199	—
Euro	HSBK	Sell	2,107,000	2,847,463		4/07/11	177,432	—
Euro	DBAB	Sell	1,756,000	2,372,935		4/07/11	147,698	—
Indian Rupee	DBAB	Buy	911,000	20,073		4/11/11	—	(1,230)
Indian Rupee	JPHQ	Buy	253,960,000	5,600,000		4/12/11	—	(347,744)
Indian Rupee	DBAB	Buy	1,953,000	43,027		4/12/11	—	(2,636)
Norwegian Krone	MSCO	Buy	67,400,000	8,337,147	EUR	4/12/11	1,779	—
Philippine Peso	DBAB	Buy	387,004,800	8,400,000		4/12/11	—	(56,192)
Euro	UBSW	Sell	3,371,000	4,541,074		4/13/11	269,321	—
Indian Rupee	JPHQ	Buy	1,312,000	28,988		4/13/11	—	(1,857)
Euro	HSBK	Sell	2,037,000	2,780,790		4/14/11	199,495	—
Euro	DBAB	Sell	82,000	111,167		4/15/11	7,257	—
Indian Rupee	JPHQ	Buy	1,288,000	28,458		4/15/11	—	(1,828)
Indian Rupee	JPHQ	Buy	643,000	14,147		4/19/11	—	(859)
Indian Rupee	DBAB	Buy	451,000	9,934		4/19/11	—	(613)
Japanese Yen	UBSW	Sell	271,100,000	2,956,315		4/20/11	—	(279,717)
Japanese Yen	CITI	Sell	271,000,000	2,956,788		4/20/11	—	(278,050)
Euro	DBAB	Sell	693,519	919,909		4/21/11	41,090	—
Chilean Peso	MSCO	Buy	370,140,000	704,680		4/25/11	23,135	—
Brazilian Real	DBAB	Buy	122,000	63,140		4/26/11	2,650	—
Euro	UBSW	Sell	1,163,000	1,545,453		4/26/11	71,724	—
Indian Rupee	DBAB	Buy	915,000	20,203		4/26/11	—	(1,307)
Chilean Peso	JPHQ	Buy	110,826,000	210,997		4/27/11	6,894	—
Indian Rupee	JPHQ	Buy	130,000	2,868		4/27/11	—	(184)
Chilean Peso	CITI	Buy	178,639,000	342,220		4/28/11	8,970	—
Indian Rupee	JPHQ	Buy	647,000	14,276		4/28/11	—	(917)
Norwegian Krone	DBAB	Buy	18,700,000	2,344,592	EUR	4/28/11	—	(41,679)
Poland Zloty	BZWS	Buy	622,000	155,205	EUR	4/28/11	—	(2,712)
Indian Rupee	DBAB	Buy	276,391,000	6,100,000		4/29/11	—	(393,759)
Indian Rupee	JPHQ	Buy	648,000	14,305		4/29/11	—	(926)
Norwegian Krone	MSCO	Buy	8,300,000	1,039,527	EUR	4/29/11	—	(17,143)
Euro	DBAB	Sell	2,646,000	3,408,842		5/09/11	55,961	—
Chilean Peso	DBAB	Buy	101,000,000	190,207		5/10/11	8,190	—
Euro	DBAB	Sell	100,000	126,466		5/10/11	—	(249)
Japanese Yen	CITI	Sell	1,237,691,000	13,895,134		5/10/11	—	(883,601)
Japanese Yen	UBSW	Sell	1,237,084,000	13,895,136		5/10/11	—	(876,351)

42 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	DBAB	Sell	827,501,000	9,263,417	5/10/11	$ —	$ (617,417)
Euro	DBAB	Sell	10,095,000	12,836,297	5/11/11	44,454	—
Euro	DBAB	Sell	198,227	243,344	5/20/11	—	(7,835)
Euro	DBAB	Sell	98,050	121,847	5/23/11	—	(2,394)
Poland Zloty	MSCO	Buy	9,266,000	2,181,416 EUR	5/24/11	120,495	—
Indian Rupee	DBAB	Buy	1,239,000	26,073	6/01/11	—	(578)
Indian Rupee	HSBK	Buy	1,432,000	29,751	6/03/11	—	(290)
Indian Rupee	DBAB	Buy	913,000	18,887	6/07/11	—	(110)
Poland Zloty	CITI	Buy	281,000	67,386 EUR	6/07/11	2,016	—
Poland Zloty	DBAB	Buy	1,438,000	344,638 EUR	6/07/11	10,579	—
Swedish Krona	DBAB	Buy	9,350,000	973,158 EUR	6/07/11	25,198	—
Indian Rupee	HSBK	Buy	244,000	5,123	6/08/11	—	(105)
Indian Rupee	DBAB	Buy	247,000	5,138	6/10/11	—	(60)
Indian Rupee	HSBK	Buy	620,000	12,900	6/13/11	—	(156)
Indian Rupee	DBAB	Buy	619,000	12,985	6/16/11	—	(265)
Indian Rupee	DBAB	Buy	563,000	11,825	6/20/11	—	(260)
Malaysian Ringgit	JPHQ	Buy	3,824,153	1,167,645	6/29/11	24,683	—
Swedish Krona	DBAB	Buy	2,169,000	225,634 EUR	6/29/11	5,816	—
Swedish Krona	UBSW	Buy	2,171,000	226,346 EUR	6/29/11	5,183	—
Euro	DBAB	Sell	4,220,000	5,161,904	7/01/11	—	(185,115)
Indian Rupee	DBAB	Buy	136,067,550	2,850,000	7/01/11	—	(57,518)
Japanese Yen	UBSW	Sell	614,000,000	6,993,166	7/01/11	—	(345,465)
Japanese Yen	MSCO	Sell	460,900,000	5,244,771	7/01/11	—	(263,983)
Norwegian Krone	MSCO	Buy	26,801,638	3,330,000 EUR	7/01/11	—	(34,556)
Philippine Peso	DBAB	Buy	360,359,360	7,570,000	7/01/11	144,749	—
Swedish Krona	MSCO	Buy	31,810,624	3,330,000 EUR	7/01/11	58,659	—
Euro	DBAB	Sell	200,000	245,600	7/05/11	—	(7,812)
Norwegian Krone	MSCO	Buy	11,921,994	1,470,000 EUR	7/05/11	—	(1,475)
Philippine Peso	JPHQ	Buy	17,244,000	360,000	7/05/11	9,033	—
Swedish Krona	MSCO	Buy	14,059,080	1,470,000 EUR	7/05/11	27,911	—
Indian Rupee	DBAB	Buy	55,085,000	1,150,000	7/06/11	—	(20,003)
Japanese Yen	UBSW	Sell	125,000,000	1,446,759	7/06/11	—	(47,410)
Euro	DBAB	Sell	198,009	249,413	7/07/11	—	(1,477)
Swedish Krona	UBSW	Buy	1,208,500	127,665 EUR	7/15/11	700	—
British Pound	DBAB	Sell	479,342	730,820	7/18/11	—	(3,140)
Euro	DBAB	Sell	498,008	634,820	7/18/11	3,823	—
Indian Rupee	CITI	Buy	890,000	18,438	7/18/11	—	(200)
Euro	DBAB	Sell	510,524	658,499	7/20/11	11,645	—
Indian Rupee	JPHQ	Buy	890,000	18,407	7/20/11	—	(173)
British Pound	DBAB	Sell	206,876	314,492	7/22/11	—	(2,264)
Euro	DBAB	Sell	5,566,476	7,159,137	7/22/11	106,195	—
Euro	DBAB	Sell	9,722,000	12,454,854	7/27/11	136,764	—
Swedish Krona	DBAB	Buy	1,208,500	127,523 EUR	7/27/11	825	—
Chilean Peso	DBAB	Buy	485,730,000	913,885	7/29/11	34,790	—

Annual Report | 43

Templeton Income Trust

Statement of Investments, August 31, 2010 *(continued)*

Templeton Global Total Return Fund

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	JPHQ	Buy	44,200,000	915,303	7/29/11	$ —	$ (10,436)
Malaysian Ringgit	HSBK	Buy	12,000,000	3,698,909	7/29/11	37,314	—
Japanese Yen	MSCO	Sell	460,900,000	5,392,788	8/05/11	—	(119,810)
Poland Zloty	DBAB	Buy	5,016,264	1,230,894 EUR	8/09/11	—	(5,501)
Euro	CITI	Sell	303,457	401,780	8/10/11	17,296	—
Chilean Peso	JPHQ	Buy	315,000,000	600,286	8/12/11	14,314	—
Poland Zloty	DBAB	Buy	11,975,000	2,944,431 EUR	8/12/11	—	(21,417)
Euro	DBAB	Sell	291,630	374,876	8/15/11	5,378	—
Euro	MSCO	Sell	6,180,000	7,912,192	8/15/11	82,080	—
Philippine Peso	HSBK	Buy	145,000,000	3,099,532	8/15/11	—	(8,042)
Euro	DBAB	Sell	17,614,000	22,588,722	8/16/11	271,665	—
Indian Rupee	JPHQ	Buy	32,466,000	671,618	8/16/11	—	(8,023)
Indian Rupee	HSBK	Buy	34,619,025	717,047	8/17/11	—	(9,507)
Philippine Peso	HSBK	Buy	135,885,341	2,905,812	8/17/11	—	(9,180)
Chilean Peso	JPHQ	Buy	125,885,900	243,258	8/18/11	2,252	—
Euro	DBAB	Sell	3,950,000	5,058,686	8/18/11	54,019	—
Indian Rupee	JPHQ	Buy	4,183,700	86,297	8/18/11	—	(799)
Japanese Yen	UBSW	Sell	33,171,000	390,353	8/18/11	—	(6,492)
Japanese Yen	JPHQ	Sell	16,483,000	192,964	8/18/11	—	(4,232)
Japanese Yen	DBAB	Sell	20,175,000	237,423	8/18/11	—	(3,943)
Chilean Peso	JPHQ	Buy	43,134,000	83,230	8/19/11	886	—
Japanese Yen	HSBK	Sell	16,407,000	193,053	8/19/11	—	(3,238)
Japanese Yen	BZWS	Sell	16,448,000	193,629	8/22/11	—	(3,164)
Japanese Yen	DBAB	Sell	16,469,000	194,118	8/22/11	—	(2,926)
Japanese Yen	MSCO	Sell	13,000,000	153,042	8/22/11	—	(2,497)
Euro	DBAB	Sell	8,745,205	11,223,334	8/23/11	143,179	—
Japanese Yen	FBCO	Sell	32,622,000	383,788	8/23/11	—	(6,527)
Japanese Yen	CITI	Sell	32,863,000	387,522	8/23/11	—	(5,678)
Japanese Yen	DBAB	Sell	16,255,000	191,999	8/23/11	—	(2,489)
Indian Rupee	HSBK	Buy	399,645,000	8,274,395	8/24/11	—	(111,526)
Indian Rupee	DBAB	Buy	11,485,000	237,391	8/24/11	—	(2,807)
Japanese Yen	JPHQ	Sell	32,793,000	386,482	8/24/11	—	(5,887)
Japanese Yen	BZWS	Sell	32,684,000	386,171	8/24/11	—	(4,894)
Japanese Yen	DBAB	Sell	66,294,000	781,073	8/25/11	—	(12,153)
Japanese Yen	BZWS	Sell	32,612,000	384,304	8/25/11	—	(5,908)
Philippine Peso	HSBK	Buy	90,000,000	1,930,916	8/25/11	—	(13,809)
Philippine Peso	JPHQ	Buy	91,000,000	1,946,524	8/25/11	—	(8,115)
Euro	MSCO	Sell	1,764,654	2,233,716	8/26/11	—	(2,090)
Indian Rupee	HSBK	Buy	12,806,000	263,769	8/26/11	—	(2,249)
Indian Rupee	JPHQ	Buy	12,717,000	261,559	8/26/11	—	(1,856)
Japanese Yen	JPHQ	Sell	158,882,000	1,876,565	8/26/11	—	(24,540)
Japanese Yen	UBSW	Sell	90,565,000	1,078,887	8/26/11	—	(4,770)
Japanese Yen	HSBK	Sell	162,748,000	1,946,902	8/26/11	—	(461)
Swedish Krona	UBSW	Buy	12,242,000	1,287,263 EUR	8/29/11	12,608	—
Japanese Yen	JPHQ	Sell	618,000,000	7,330,091	8/30/11	—	(65,187)

44 | Annual Report

At August 31, 2010, the Fund had the following financial futures contracts outstanding. See Note 1(d).

Annual Report | The accompanying notes are an integral part of these financial statements. | 45

46 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

August 31, 2010

	Templeton Global Total Return Fund
Class A:	
Net assets, at value	$345,645,335
Shares outstanding	27,550,188
Net asset value per share[a]	$12.55
Maximum offering price per share (net asset value per share ÷ 95.75%)	$13.11
Class C:	
Net assets, at value	$152,561,606
Shares outstanding	12,171,070
Net asset value and maximum offering price per share[a]	$12.53
Class R:	
Net assets, at value	$ 1,975,306
Shares outstanding	157,393
Net asset value and maximum offering price per share	$12.55
Advisor Class:	
Net assets, at value	$460,539,758
Shares outstanding	36,673,147
Net asset value and maximum offering price per share	$12.56

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 47

48 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 49

Templeton Income Trust

Notes to Financial Statements

Templeton Global Total Return Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Global Total Return Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt and certain preferred securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their

50 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invests in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

52 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund enters into financial futures contracts in order to manage interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell a security for a specific price on a future date. Required initial margin deposits of cash or securities are pledged or received by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund enters into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 10 regarding other derivative information.

e. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

Annual Report | 53

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund recognizes in its financial statements the effects including penalties and interest, if any, of a tax position taken on a tax return (or expected to be taken) when it’s more likely than not (a greater than 50% probability), based on the technical merits, that the tax position will be sustained upon examination by the tax authorities. As of August 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

Foreign securities held by the Fund may be subject to foreign taxation on income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

54 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 55

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

3. TRANSACTIONS wITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary

Franklin Advisers, Inc. (Advisers)

Franklin Templeton Services, LLC (FT Services) Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Administrative manager Principal underwriter Transfer agent

56 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Annual Report | 57

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

For the year ended August 31, 2010, the Fund paid transfer agent fees of $339,592, of which $142,667 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.84% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until December 31, 2010.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2010, the Fund had tax basis capital losses of $305,582 expiring in 2018.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2010, the Fund deferred realized capital losses of $3,033,051.

The tax character of distributions paid during the years ended August 31, 2010 and 2009, was as follows:

58 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

5. INCOME TAXES (continued)

At August 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, swaps, non-deductible offering costs, bond discounts and premiums, tax straddles, payments-in-kind and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, financial futures contracts, bond discounts and premiums and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2010, aggregated $703,864,864 and $26,297,410, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund’s investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

Annual Report | 59

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

8. CREDIT RISK AND DEFAULTED SECURITIES

At August 31, 2010, the Fund had 23.85% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2010, the aggregate value of these securities was $713,930, representing 0.07% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At August 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement on Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

60 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

10. OTHER DERIVATIVE INFORMATION (continued)

For the year ended August 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended August 31, 2010, the Fund did not use the Global Credit Facility.

Annual Report | 61

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of August 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

aIncludes common and preferred stock.

bIncludes securities determined to have no value at August 31, 2010.

cFor detailed country descriptions, see the accompanying Statement of Investments.

62 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 63

Templeton Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Total Return Fund (the “Fund”) at August 31, 2010, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California October 21, 2010

64 | Annual Report

Templeton Income Trust

Tax Designation (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $37,287 as a long term capital gain dividend for the fiscal year ended August 31, 2010.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $30,296 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2010.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $3,485,910 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2010.

At August 31, 2010, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on August 17, 2010, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Annual Report | 65

Templeton Income Trust

Tax Designation (unaudited) (continued)

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In January 2011, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2010. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2010 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gain tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

66 | Annual Report

Templeton Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Principal Occupation During Past 5 Years:

Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Principal Occupation During Past 5 Years:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

Annual Report | 67

Principal Occupation During Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Principal Occupation During Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Principal Occupation During Past 5 Years:

Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Principal Occupation During Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

68 | Annual Report

Principal Occupation During Past 5 Years:

Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Annual Report | 69

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

70 | Annual Report

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Gregory E. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec is formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

Annual Report | 71

Templeton Income Trust

Shareholder Information

Templeton Global Total Return Fund

Board Review of Investment Management Agreement

At a meeting held May 18, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Global Total Return Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

72 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Total Return Fund

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed the investment performance of its Class A shares in comparison to a performance universe consisting of all retail and institutional

Annual Report | 73

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Total Return Fund

Board Review of Investment Management Agreement (continued)

global income funds as selected by Lipper. The Fund has only been in operation for two years and such report showed the Fund’s income return to be in the second-highest quintile of its performance universe since its inception, and the Fund’s total return to be in the highest quintile of such universe since its inception. The Board was satisfied with such comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The contractual management fee rate of the Fund was in the middle quintile of its Lipper expense group and its actual total expense ratio was in the second least expensive quintile of such group. The Board was satisfied with such comparative expenses, noting that the Fund’s expenses were subsidized through fee waivers and expense reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such

74 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Total Return Fund

Board Review of Investment Management Agreement (continued)

analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.50% on the first $200 million of Fund net assets; 0.45% on the next $1.1 billion of Fund net assets; and 0.40% on net assets in excess of $1.3 billion. The Fund is charged a separate fee for administrative services at the rate of 0.20% of its net assets. At the end of 2009, the Fund had net assets of approximately $302 million and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Annual Report | 75

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Total Return Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

76 | Annual Report

Sign up for electronic delivery on franklintempleton. com

Annual Report and Shareholder Letter

Templeton Global Total Return Fund

Investment Manager Franklin Advisers, Inc. Principal Underwriter Franklin Templeton Distributors, Inc. (800) DIAL BEN® franklintempleton. com Shareholder Services (800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

©2010 Franklin Templeton Investments. All rights reserved.

407 A 10/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)     Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $277,482 for the fiscal year ended August 31, 2010 and $279,188 for the fiscal year ended August 31, 2009.

(b)     Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)     Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2010 and $6,000 for the fiscal year ended August 31, 2009. The services for which these fees were paid included technical tax consultation for derivative investments.

(d)     All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)     No disclosures are required by this Item 4(f).

(g)     The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended August 31, 2010 and $6,000 for the fiscal year ended August 31, 2009.

(h)     The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST

By /s/ LAURA F. FERGERSON

    Laura F. Fergerson

    Chief Executive Officer - Finance and

    Administration

Date:  October 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

    Laura F. Fergerson

    Chief Executive Officer - Finance and

    Administration

Date:  October 28, 2010

By /s/ MARK H. OTANI

   Mark H. Otani

   Chief Financial Officer and

   Chief Accounting Officer

Date:  October 28, 2010